                                                                    Exhibit 10.8

--------------------------------------------------------------------------------
AWARD/CONTRACT   1. THIS CONTRACT IS A RATED ORDER         RATING  PAGE OF PAGES

                    UNDER DPAS (15 CFR 350) (greater than) L DX-A3   1      174
--------------------------------------------------------------------------------
2. CONTRACT (PROC. INST. IDENT.) NO.       3. EFFECTIVE DATE
   N00024-95-C-2106                             SEE BLOCK 20C
--------------------------------------------------------------------------------
4. REQUISITION PURCHASE REQUEST/PROJECT NO.  N00024-94-NR-91624  4-312F-91624
--------------------------------------------------------------------------------
5. ISSUED BY                        N00024
  NAVAL SEA SYSTEMS COMMAND
  BUYER/SYMBOL: Jim Lofgren  SEA 02215
  2531 JEFFERSON DAVIS HWY
  ARLINGTON, VA 22242-5160
  PHONE: Area Code 703/602-7519 Ext 215
--------------------------------------------------------------------------------
6. ADMINISTERED BY (If other than Item 5)  CODE     N62793
    CRITICALITY DESIGNATOR:

    SUPSHIP Newport News
    Newport News, VA  23607-2787
                           PRE-AWARD SURVEY: NONE
--------------------------------------------------------------------------------
7. NAME AND ADDRESS OF CONTRACTOR      (No., street, city, State and ZIP Code)

   CEC NO: 00-130-7495

    Newport News Shipbuilding
    4101 Washington Avenue
    Newport News, VA  23607

   TIN NO: 54-03118880
--------------------------------------------------------------------------------
8. DELIVERY

( ) FOB ORIGIN ( ) OTHER       (See below)
--------------------------------------------------------------------------------
9. DISCOUNT FOR PROMPT PAYMENT



--------------------------------------------------------------------------------
10. SUBMIT INVOICES                           (greater than)  ITEM 12

    (4 copies unless otherwise specified)                     Via DCAA

TO ADDRESS SHOWN IN                                           Newport New
--------------------------------------------------------------------------------
CAGE CODE 73689             FACILITY CODE 43689
--------------------------------------------------------------------------------
11. SHIP TO/MARK FOR          CODE

         (See Section F of Schedule)

--------------------------------------------------------------------------------
12. PAYMENT WILL BE MADE BY            CODE N00179

    Defense Accounting Office
    Finance Department Code BSE
    Washington, D.C.  20371-5100
--------------------------------------------------------------------------------
13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN
COMPETITION

    10 U.S.C. 2304(c)( 1 )    ( ) 41 U.S.C. 253(c)(   )
--------------------------------------------------------------------------------
14. ACCOUNTING AND APPROPRIATION DATA

     See Attachment "A"
--------------------------------------------------------------------------------
15 A ITEM NO.    15B SUPPLIES/SERVICES    15C QTY   15D UNIT   15E UNIT PRICE
--------------------------------------------------------------------------------

                 (See Section B of Schedule)

--------------------------------------------------------------------------------
15F AMOUNT
--------------------------------------------------------------------------------
15G. TOTAL AMOUNT OF CONTRACT                                  $2,517,320,000.00
--------------------------------------------------------------------------------
                             16. TABLE OF CONTENTS
--------------------------------------------------------------------------------
X'd SEC.             DESCRIPTION                                PAGE(S)
--------------------------------------------------------------------------------
            PART I - THE SCHEDULE
--------------------------------------------------------------------------------
 X   A  SOLICITATION/CONTRACT FORM                                 1
--------------------------------------------------------------------------------
 X   B  SUPPLIES OR SERVICES AND PRICES/COSTS                      2
--------------------------------------------------------------------------------
 X   C  DESCRIPTION/SPECS/WORK STATEMENT                           6
--------------------------------------------------------------------------------
 X   D  PACKAGING AND MARKING                                     65
--------------------------------------------------------------------------------
 X   E  INSPECTION AND ACCEPTANCE                                 68
--------------------------------------------------------------------------------
 X   F  DELIVERIES OR PERFORMANCE                                 71
--------------------------------------------------------------------------------
 X   G  CONTRACT ADMINISTRATION DATA                              74
--------------------------------------------------------------------------------
 X   H  SPECIAL CONTRACT REQUIREMENTS                             75
--------------------------------------------------------------------------------
            PART II - CONTRACT CLAUSES
--------------------------------------------------------------------------------
 X   I  CONTRACT CLAUSES                                          135
--------------------------------------------------------------------------------
            PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
--------------------------------------------------------------------------------
 X   J  LIST OF ATTACHMENTS
--------------------------------------------------------------------------------
            PART IV - REPRESENTATIONS AND INSTRUCTIONS             174
--------------------------------------------------------------------------------
     K  REPRESENTATIONS, CERTIFICATIONS
        AND OTHER STATEMENTS OF OFFERORS
--------------------------------------------------------------------------------
     L  INSTS., CONDS., AND NOTICES TO OFFERORS
--------------------------------------------------------------------------------
     M  EVALUATION FACTORS FOR AWARD
--------------------------------------------------------------------------------
         CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
--------------------------------------------------------------------------------
17. ( X ) CONTRACTOR'S NEGOTIATED AGREEMENT
(Contractor is required to sign this document and return 2 copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents:
(a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications and specifications as are attached or
incorporated by reference herein.              (Attachments are listed herein.)
--------------------------------------------------------------------------------
18. (   ) AWARD              (Contractor is not required to sign this document.)
Your offer on Solicitation Number
including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and
(b) this award/contract. No further contractual document is necessary.
--------------------------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER (Type or print)
        F. SILVA
        VICE PRESIDENT
--------------------------------------------------------------------------------
19B. NAME OF CONTRACTOR                                    19C. DATE SIGNED

BY    F. SILVA                                                  DEC 08 1994
   --------------------------------------------------
   (Signature of person authorized to sign)
--------------------------------------------------------------------------------
20A. NAME OF CONTRACTING OFFICER
       JAMES G. LOFGREN
       Contracting Officer
--------------------------------------------------------------------------------
20B. UNITED STATES OF AMERICA                              20C. DATE SIGNED

BY /s/ James G. Lofgren                                         DEC 08 1994
   --------------------------------------------------
   (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8069                 25-106         STANDARD FORM 26 (REV. 4-85)

                                                                N00024-95-C-2106

                                   SCHEDULE



SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

ITEM      SUPPLIES/SERVICES             QTY       UNIT       TARGET PRICE
----      -----------------             ---       ----       ------------

0001    CVN-68 (NIMITZ) Class            1        Ship       $2,512,474,532
        Aircraft Carrier (NUCLEAR)
        (CVN 76)

0002    Onboard Repair Parts for         1        Lot
        Item 0001. NSP - Price
        included in price of
        Item 0001.

0003    Data for Items 0001 and
        0002. (See DD Form 1423,
        Exhibit "A" hereto). NSP -
        Price included in price
        of Item 0001.

0004    Provisioning Technical
        Documentation (PTD) for
        Item 0001. See DD Form
        1423, Exhibit "C" hereto).
        NSP - Price included in
        price of Item 0001.


0005    Technical Manual Requirements    1        Lot        $    4,845,468

0006    Data for Item 0005 (See
        DD Form 1423, Exhibit "B"
        hereto). NSP - Price
        included in price of Item
        0005.

0007    Provisioned Item Order (PIO).             (See General
                                                   Requirement C-32).

                                                   Total:    $2,517,320,000

                                                                N00024-95-C-2106
                                   SCHEDULE


Items 0001 - 0006
-----------------

TOTAL ITEMS O001 - 0006 TARGET COST:..................$2,060,000,000
TOTAL ITEMS 0001 - 0006 TARGET PROFIT:................$  457,320,000
                                                      --------------
TOTAL ITEMS 0001 - 0006 TARGET PRICE:.................$2,517,320,000
TOTAL ITEMS 0001 - 0006 CEILING PRICE:................$2,884,000,000
                            (140% of Target Cost)
                             ----

TOTAL ITEMS 0001 - 0006 FACILITIES CAPITAL
COST OF MONEY*:.......................................$   89,117,100
                                                      --------------

SHARING RATIO:                80/20
               ------------------------------------ under Target Cost
                              80/20
               ------------------------------------ over Target Cost
                (Govt) (Contractor)

NOTES: (1) The total amount obligated on this contract at the time of contract award is $2,967,320,000, which represents $2,517,320,000 for the Target Price of Items 0001 - 0006 and $89,117,100 for the Facilities Capital Cost of Money* of Items 0001-0006, plus $360,882,900, for payment of compensation adjustments. See Attachment A.

       (2) *The cost of Facilities Capital Cost of Money is not included in the Target Cost set forth above, but is included in the total amount of the contract. For the purpose of incentive price revision as provided for in the clause hereof entitled "Incentive Price Revision (Firm Target)", the term "total final cost" does not include the allowable cost of Facilities Capital Cost of Money.

B-1  COMPENSATION (FI) (NAVSEA) (JAN 1990)

(Applicable to Items 0001 - 0006)

The total compensation to be paid the Contractor shall be the sum of the total final price(s) established in accordance with the "INCENTIVE PRICE REVISION-- FIRM TARGET" (FAR 52.216-16) clause and the amounts payable to or due from the Contractor pursuant to the contract provisions identified in paragraph (d)(l) of said clause.

                                                                N00024-95-C-2106

                                   SCHEDULE


B-2 REFUNDS (SPARES AND SUPPORT EQUIPMENT) (NAVSEA) (SEP 1990)

(a) In the event that the price of a spare part or item of support equipment delivered under this contract significantly exceeds its intrinsic value, the Contractor agrees to refund the difference. Refunds will only be made for the difference between the intrinsic value of the item at the time an agreement on price was reached and the contract price. Refunds will not be made to recoup the amount of cost decreases that occur over time due to productivity gains (beyond economic purchase quantity considerations) or changes in market conditions.

(b) For purposes of this requirement, the intrinsic value of an item is defined as follows:

          (1) If the item is one which is sold or is substantially similar or functionally equivalent to one that is sold in substantial quantities to the general public, intrinsic value is the established catalog or market price, plus the value of any unique requirements, including delivery terms, inspection, packaging or labeling.

          (2) If there is no comparable item sold in substantial quantities to the general public, intrinsic value is defined as the price an individual would expect to pay for the item based upon an economic purchase quantity as defined in FAR 52.207-4, plus the value of any unique requirements, including delivery terms, inspection, packaging or labeling.

(c) At any time up to two years after delivery of a spare part or item of support equipment, the Contracting Officer may notify the Contractor that, based on all information available at the time of the notice, the price of the part or item apparently exceeds its intrinsic value.

(d) If notified in accordance with paragraph (c) above, the Contractor agrees to enter into good faith negotiations with the Government to determine if, and in what amount, the Government is entitled to a refund.

(e) If agreement pursuant to paragraph (d) above cannot be reached, and the Navy's return of the new or unused item to the Contractor is practical, the Navy, subject to the Contractor's agreement, may elect to return the item to the Contractor. Upon return of the item to its original point of Government acceptance, the Contractor shall refund in full the price paid. If no agreement pursuant to paragraph (d) above is reached, and

                                                                N00024-95-C-2l06

                                   SCHEDULE

return of the item by the Navy is impractical, the Contracting Officer may, with the approval of the Head of the Contracting Activity, issue a Contracting Officer's final decision on the matter, subject to Contractor appeal as provided in the "DISPUTES" clause (FAR 52.233-1).

(f) The Contractor will make refunds, as required under this requirement, in accordance with instructions from the Contracting Officer.

(g) The Contractor shall not be liable for a refund if the Contractor advised the Contracting Officer in a timely manner that the price it would propose for a spare part or item of support equipment exceeded its intrinsic value, and with such advise, specified the estimated proposed price, the estimated intrinsic value and known alternative sources or item, if any, that can meet the requirement.

(h) This requirement does not apply to any spare parts or items of support equipment whose price is determined through adequate price competition. This requirement also does not apply to any spare part or item of support equipment with a unit price in excess of $100,000; or in excess of $25,000 if the Contractor submitted, and certified the currency, accuracy and completeness of, cost or pricing data applicable to the item.

                                                                N00024-95-C-2106

                                   SCHEDULE

SECTION C - DESCRIPTION/SPECIFICATION/WORK STATEMENT

PART 1 - CONTRACT LINE ITEM DESCRIPTION

ITEMS 0001 AND 0002 - GENERAL SCOPE OF WORK

     The Contractor shall construct Aircraft Carrier CVN-76 at the Contractor's plant at Newport News, Virginia and shall deliver the vessel complete, including the installation of materials to be furnished by the Government and the preparation and furnishing of drawings and other data all in conformity with the Specifications for Building Aircraft Carrier CVN-68 Class hereinafter referred to as "these specifications" as applicable to (NAVSEA S9CVN-CK-SBS-010/(U) CVN 76 of 1 JULY 1994 (Attachment C) as modified by Change Packages 1, 2, and 3 (Attachment C), including changes thereof which may be as hereinafter provided. In addition, the Contractor shall utilize in the construction of CVN-76 the same technical information developed by the Contractor for CVN74/75 unless changes are required by these specifications invoked above or otherwise approved in writing by NAVSEA. Propulsion Plant system changes when approved by NAVSEA shall be incorporated into the full scale propulsion plant mock-up unless otherwise approved in writing by NAVSEA. Such changes will then be subject to review by NAVSEA in the mock-up in accordance with the requirements of these shipbuilding specifications and General Requirement C-22.

Items 0003 and 0006 - DATA REQUIREMENTS (NAVSEA) (SEP 1992)

The data to be furnished hereunder shall be prepared in accordance with the Contract Data Requirements List, DD Form 1423, Exhibit(s) "A" and "B", attached hereto.

ITEM 0004 - PROVISIONING TECHNICAL DOCUMENTATION

The Provisioning Technical Documentation (PTD), except for provisioning supporting reactor plant components, shall be in accordance with MIL-STD-1552A and MIL-STD-1561A (dated 17 March 1981), the NAVSEA Provisioning Requirements Statement (PRS) dated August 1981, and the Contract Data Requirements List, DD Form 1423, Exhibit "C" hereto. PTD for reactor plant components shall be in accordance with the shipbuildinq specification.

                                                                N00024-95-C-2016

                                   SCHEDULE

     The Contractor shall attend a Provisioning Guidance Conference to be held in the Supervisor's office on a mutually agreed to date. At that meeting, the Contractor shall submit an estimate of the total number of Contractor-furnished provisionable items to be placed aboard or installed on the vessel. The Contractor shall also adhere to a schedule for submission of PTD which will be developed at the Provisioning Guidance Conference and to submit reports titled "Listing and Status of Provisionable Items" for Contractor furnished equipment on a monthly basis until 21 months prior to the end of construction of the vessel and every two weeks thereafter. In the event that the Contractor desires to utilize his ADP capabilities in lieu of the NAVSHIPS forms, the format of the ADP report must be acceptable to the Supervisor.

Item 0005 - TECHNICAL MANUAL REQUIREMENTS

With the exception of the effort specifically identified in General Requirement C-29 as being provided by the Government, the Contractor shall provide all effort required for the preparation and delivery of technical manuals.

Item 0007

Provisioning supplies to be furnished hereunder will be ordered in contract modifications issued in accordance with the General Requirement C-32 entitled - PROVISIONED ITEM ORDER - ALTERNATE I (NAVSEA) (MAY 1993).

Items 0001 - 0007
-----------------

     (a) Department of Defense Contract Security Classification Specifications, DD Form 254, attached hereto, forms a part of this schedule.

     (b) The requirements of NAVSEAINST C9210.22B, "Security and Safety of Nuclear Reactor Plants, Reactor Fuel and Components Containing Plutonium or Enriched Uranium, Requirements For" are incorporated in this contract.

                                                                N00024-95-C-2106
                                   SCHEDULE


PART C-2 - GENERAL REQUIREMENTS

The following is a list of General Requirements in Section C-2.

                              TITLE                                        PAGE
                              -----                                        ----
C-1   ACCESS TO THE VESSELS (AT)............................................10
C-2   ACCESS TO VESSELS BY NON-U.S. CITIZENS................................10
C-3   AGREEMENT REGARDING ADDITIONAL SPRAY SHIELDS..........................13
C-4   ALLOWANCE LIST SERVICE................................................13
C-5   APPROVAL BY THE GOVERNMENT (AT).......................................13
C-6   ASSIGNMENT AND USE OF NATIONAL STOCK NUMBERS..........................14
C-7   DELETED...............................................................14
C-8   DELETED...............................................................14
C-9   CREW CVN-76...........................................................15
C-10  CVN-68 CLASS PROGRAM INTERACTION......................................17
C-11  DELIVERY OF DATA......................................................18
C-12  DEPARTMENT OF LABOR OCCUPATIONAL SAFETY AND HEALTH
      STANDARDS FOR SHIPBUILDING............................................18
C-13  DESIGN BUDGET.........................................................18
C-14  DELETED...............................................................20
C-15  DRAWINGS AND OTHER DATA...............................................21
C-16  DRYDOCKING FACILITIES AND SHIPBUILDING WAYS
      CERTIFICATION.........................................................24
C-17  ENGINEERING SERVICES..................................................25
C-18  EXCLUSION OF MERCURY (ELECTRONICS)....................................25
C-19  EXCLUSION OF MERCURY (MACHINERY)......................................26
C-20  GOVERNMENT FURNISHED PROPERTY.........................................28
C-21  GOVERNMENT INSTALLATION OF CRYPTOGRAPHIC EQUIPMENT....................30
C-22  GOVERNMENT REVIEW OF PROPULSION PLANT MOCKUP..........................30
C-23  HEALTH, SAFETY, AND FIRE PROTECTION...................................30
C-24  DELETED...............................................................31
C-25  ON-BOARD REPAIR PARTS (OBRP)..........................................31
C-26  PERMITS AND RESPONSIBILITIES..........................................31
C-27  PLANS AND OTHER DATA..................................................32
C-28  PLANT PROTECTION......................................................32
C-29  PRINTING OF TECHNICAL MANUALS, PUBLICATIONS, CHANGES,
      REVISIONS AND AMENDMENTS - ALT I......................................33
C-30  PROTECTION OF THE SHIP DURING ADVERSE ENVIRONMENTAL
      CONDITIONS............................................................36
C-31  DELETED...............................................................36
C-32  PROVISIONED ITEM ORDER ALT I..........................................37
C-33  QUALIFICATION OF CONTRACTOR NONDESTRUCTIVE TESTING
        (NDT) PERSONNEL.....................................................41
C-34  DELETED...............................................................42
C-35  QUALITY PROGRAM.......................................................43
C-36  OUARTERLY PRODUCTION PROGRESS CONFERENCES.............................46

                                                                N00024-95-C-2106
                                   SCHEDULE

                              TITLE                                        PAGE
                              -----                                        ----
C-37  RADIOLOGICAL CONTROLS AND RADIATION HEALTH PROTECTION.................52
C-38  REACTOR PLANT SPECIAL TOOLING AND TEST EQUIPMENT......................53
C-39  RECORDING AND MAINTAINING DATA FOR REACTOR PLANT WORK.................53
C-40  SHIPYARD PHYSICAL SECURITY............................................54
C-41  SPECIAL AGREEMENT REGARDING SWITCHBOARD SUBCONTRACTS..................54
C-42  STANDARDIZATION.......................................................55
C-43  DELETED...............................................................56
C-44  USE OF JIGS, FIXTURES, MODELS, MOCKUPS OR SIMILAR
       NON-RECURRING ITEMS FROM PREVIOUS CVN 68 CLASS
       CONSTRUCTION SHIPS...................................................56
C-45  USE OF POWER GRINDERS AND SAWS........................................56
C-46  DELETED...............................................................57
C-47  INVENTION RIGHTS......................................................57
C-48  EXCUSABLE DELAY.......................................................57
C-49  PAYMENT OF INVOICES...................................................57
C-50  PROVISIONS RELATING TO MATERIAL FORMERLY FURNISHED BY
       THE GOVERNMENT ON PREVIOUS AIRCRAFT CARRIER CONTRACTS................58
C-51  ACCESS TO THE NAVY SUPPLY SYSTEM......................................58
C-52  CLARIFICATION OF "INSURANCE -- PROPERTY LOSS OR DAMAGE --
       LIABILITY TO THIRD PERSONS"..........................................59
C-53  CONTRACT ADJUSTMENT FOR ENERGY SHORTAGE...............................60
C-54  HYDRA SYSTEM..........................................................64

                                                                N00024-95-C-2106

                                   SCHEDULE

C-1 ACCESS TO THE VESSEL(S) (AT) (NAVSEA) (JAN 1983)

Officers, employees and associates of other prime Contractors with the Government and their subcontractors, shall, as authorized by the Supervisor, have, at all reasonable times, admission to the plant, access to the vessel(s) where and as required, and be permitted, within the plant and on the vessel(s) to perform and fulfill their respective obligations to the Government. The Contractor shall make reasonable arrangements with the Government or Contractors of the Government, as shall have been identified and authorized by the supervisor to be given admission to the plant and access to the vessel(s) for office space, work areas, storage or shop areas, or other facilities and services, necessary for the performance of the respective responsibilities involved, and reasonable to their performance.

C-2 ACCESS TO VESSELS BY NON-U.S. CITIZENS (NAVSEA) (MAY 1993)

(a) No person not known to be a U.S. citizen shall be eligible for access to naval vessels, work sites and adjacent areas when said vessels are under construction, conversion, overhaul, or repair, except upon a finding by COMNAVSEA or his designated representative that such access should be permitted in the best interest of the United States. The Contractor shall establish procedures to comply with this requirement and NAVSEAINST 5500.3 (series) in effect on the date of this contract or agreement.

(b) If the Contractor desires to employ non-U.S. citizens in the performance of work under this contract or agreement that requires access as specified in paragraph (a) of this requirement, approval must be obtained prior to access for each contract or agreement where such access is required. To request such approval for non-U.S. citizens of friendly countries, the Contractor shall submit to the cognizant Contract Administration Office (CAO), an Access Control Plan (ACP) which shall contain as a minimum, the following information:

     (1) Badge or Pass oriented identification, access, and movement control system for non-U.S. citizen employees with the badge or pass to be worn or displayed on outer garments at all times while on the Contractor's facilities and when performing work aboard ship.

            (i) Badges must be of such design and appearance that permits easy recognition to facilitate quick and positive identification.

                                                                N00024-95-C-2106

                                   SCHEDULE


            (ii) Access authorization and limitations for the bearer must be clearly established and in accordance with applicable security regulations and instructions.

            (iii) A control system, which provides rigid accountability procedures for handling lost, damaged, forgotten or no longer required badges, must be established.

            (iv) A badge or pass check must be performed at all points of entry to the Contractor's facilities or by a site supervisor for work performed on vessels outside the Contractor's plant.

     (2) Contractor's plan for ascertaining citizenship and for screening employees for security risk.

     (3) Data reflecting the number, nationality, and positions held by non-U.S. citizen employees, including procedures to update data as non-U.S. citizen employee data changes, and pass to cognizant CAO.

     (4) Contractor's plan for ensuring subcontractor compliance with the provisions of the Contractor's ACP.

     (5) These conditions and controls are intended to serve as guidelines representing the minimum requirements of an acceptable ACP. They are not meant to restrict the Contractor in any way from imposing additional controls necessary to tailor these requirements to a specific facility.

(c) To request approval for non-U.S. citizens of hostile and/or communist-controlled countries (listed in Department of Defense Industrial Security Manual, DOD 5220.22-M or available from cognizant CAO), the Contractor shall include in the ACP the following employee data: name, place of birth, citizenship (if different from place of birth), date of entry to U.S., extenuating circumstances (if any) concerning immigration to U.S., number of years employed by the Contractor, position, and stated intent concerning U.S. citizenship. COMNAVSEA or his designated representative will make individual determinations for desirability of access for above group. Approval of ACP's for access of non-U.S. citizens of friendly countries will not be delayed for approval of non-U.S. citizens of hostile communist-controlled countries. Until approval is received, the Contractor must deny access to vessels for employees who are non-U.S. citizens of hostile and/or communist-controlled countries.

                                                                N00024-95-C-2106
                                   SCHEDULE

(d) An ACP which has been approved for specific Master Ship Repair Agreement
(MSRA) or Agreement for Boat Repair (ABR) or Basic Ordering Agreement (BOA), is valid and applicable to all job orders awarded under that agreement.

(e) The Contractor shall fully comply with approved ACPs. Noncompliance by the Contractor or subcontractor serves to cancel any authorization previously granted, in which case the Contractor shall be precluded from the continued use of non-U.S. citizens on this contract or agreement until such time as the compliance with an approved ACP is demonstrated and upon a determination by the CAO that the Government's interests are protected. Further, the Government reserves the right to cancel previously granted authority when such cancellation is determined to be in the Government's best interest. Use of non-U.S. citizens, without an approved ACP or when a previous authorization has been canceled, will be considered a violation of security regulations. Upon confirmation by the CAO of such violation, this contract, agreement or any job order issued under this agreement may be terminated for default in accordance with the clause entitled "DEFAULT (FIXED-PRICE SUPPLY AND SERVICE)" (FAR 52.249-8), "DEFAULT (FIXED-PRICE RESEARCH AND DEVELOPMENT)" (FAR 52.249-9) or "TERMINATION (COST REIMBURSEMENT)" (FAR 52.249-6), as applicable.

(f) Prime Contractors have full responsibility for the proper administration of the approved ACP for all work performed under this contract or agreement, regardless of the location of the vessel, and must ensure compliance by all subcontractors, technical representatives and other persons granted access to U.S. Navy vessels, adjacent areas, and work sites.

(g) In the event the Contractor does not intend to employ non-U.S. citizens in the performance of the work under this contract, but has non-U.S. citizen employees, such employees must be precluded from access to the vessel and its work site and those shops where work on the vessel's equipment is being performed. The ACP must spell out how non-U.S. citizens are excluded from access from contract work areas.

(h) The same restriction as in paragraph (g) above applies to other than non-U.S. citizens who have access to the Contractor's facilities (e.g., for accomplishing facility improvements, from foreign crewed vessels within its facility, etc.).

                                                               N00024-95-C-2106
                                   SCHEDULE

C-3 AGREEMENT REGARDING ADDITIONAL SPRAY SHIELDS

     The Contractor shall advise the Supervisor not later than six months prior to Fast Cruise that the Contractor is ready to survey the ship to determine the need for additional spray shields on flammable liquid piping. Installation of a maximum of 100 additional shields, if authorized by a contract modification at least four months prior to Fast Cruise, will be accepted by the Contractor with no schedule impact.

C-4 ALLOWANCE LIST SERVICE

     (a) The Contractor shall provide fitting out services and shall be responsible for providing those operating space items specifically included in Naval Sea Systems Command specifications as set forth in Section C.

     (b) The Contractor shall order, fund, receive, inspect, expedite and follow up on delivery of operating space items for which he is responsible.

     (c) The Contractor shall take whatever action is necessary to furnish all material for which he is responsible prior to completion of construction; the Contractor shall expedite such shortages until all items required are delivered to the ship. The Naval Supervising Activity (NSA) will communicate with the Contractor in regard to the status of or expediting of the shortages for which the Contractor is responsible.

     (d) The Contractor shall submit shortage reports of material not received for all Contractor furnished operating space fitting out material to the Supervisor.

C-5 APPROVAL BY THE GOVERNMENT (AT) (NAVSEA) (JAN 1983)

Approval by the Government as required under this contract and applicable specifications shall not relieve the Contractor of its obligation to comply with the specifications and with all other requirements of the contract, nor shall it impose upon the Government any liability it would not have had in the absence of such approval.

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                                                                N00024-95-C-2106
                                   SCHEDULE

C-6 ASSIGNMENT AND USE OF NATIONAL STOCK NUMBERS (NAVSEA)
    (MAY 1993)

To the extent that National Stock Numbers (NSNs) or preliminary NSNs are assigned by the Government for the identification of parts, pieces, items, subassemblies or assemblies to be furnished under this contract, the Contractor shall use such NSNs or preliminary NSNs in the preparation of provisioning lists, package labels, packing lists, shipping containers and shipping documents as required by applicable specifications, standards or Data Item Descriptions of the contract or as required by orders for spare and repair parts. The cognizant Government Contract Administration Office shall be responsible for providing the Contractor such NSNs or preliminary NSNs which may be assigned and which are not already in possession of the Contractor.

C-7 DELETED

C-8 DELETED

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                                                                N00024-95-C-2106
                                   SCHEDULE

C-9 CREW - CVN 76

     (a) A crew furnished by the Government of about three thousand one hundred and sixty eight (3,168) people referred to hereinafter as the "Crew" will be present at the Contractor's plant in approximate accordance with the following quantities and schedule for the vessel:


Schedule for Crew                   Officers/Enlisted        Cumulative
-----------------                   -----------------        ----------
7 months prior to scheduled
first plant fill*                        1/18                   1/18

6 months prior to scheduled
first plant fill*                       39/268                 40/286

4 months prior to scheduled
second plant fill*                      24/191                 64/477

11 months prior to scheduled
first sea trials*                       23/314                 87/791

8 months prior to scheduled
first sea trials*                       19/260                106/1051

5 months prior to scheduled
first sea trials*                       46/1250               152/2301

3 months prior to scheduled
first sea trials*                       15/700                167/3001

* Recognizing the lead-time associated with ordering crew members to the Contractor's plant, the shipbuilder's main events schedule in effect one year in advance of the prospective reporting dates of each increment will be used to compute scheduled increment arrival dates. In the event that the schedule changes after the Navy has issued orders to crew members, the Navy will exert its reasonable efforts to reschedule personnel reporting dates. In the event that personnel have reported, the Navy will exert its reasonable efforts to utilize them, so as to minimize any disruptive effect on the Contractor's work.

                                                                N00024-95-C-2106
                                   SCHEDULE

     (b) It is contemplated that substantial portions of the vessel outside the nuclear propulsion plant compartments will be sufficiently completed by the Contractor prior to fast cruise to permit their transfer to the Government for such agreed to uses by the Ship's Force, during the interval prior to delivery of the vessel as will not unduly interfere with the orderly and efficient completion of remaining Contractor responsible work. Such transfers shall be by mutual agreement between the Contractor and the Government in accordance with the procedures of Schedule D. Each transfer shall be by a supplemental agreement of this contract.

     (c) Notwithstanding compartment transfers in accordance with paragraph (b) of this article, berthing and messing facilities on board the vessel adequate to accommodate the Crew shall be completed and turned over to the Crew for occupancy not earlier than six weeks nor later than two weeks prior to Fast Cruise. During the interval commencing six weeks prior to Fast Cruise and terminating not later than two weeks prior to Fast Cruise, the Government may move aboard approximately 25 percent of the Crew each week and the Contractor will complete and turn over berthing and messing facilities adequate to support this move aboard phasing.**

     (d) Subsequent to the arrival of the fourth increment of the Crew it is anticipated that the Government may, with members of the Crew, perform certain defined industrial work tasks not provided for by this contract which shall be limited to the vessel. These work tasks shall be undertaken in accordance with Schedule E, only after the Contractor and the Government have executed a priced supplemental agreement covering applicable Navy Task Order.

     (e) The Crew shall have access to the Contractor's plant and to the vessel at all reasonable times during the periods identified above. The Contractor agrees to furnish, during the aforesaid periods, suitably furnished office facilities and conference rooms in accordance with Schedule F for training and daily meetings of the Crew. The Contractor further agrees that the Crew shall be permitted to use the equipment, facilities, and services furnished by the Contractor to the Supervisor.

** The Contractor may accelerate the start of crew move-aboard to support waterfront scheduling.

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                                                                N00024-95-C-2106
                                   SCHEDULE

     (f) The Nucleus Crew is part of the regularly assigned ship's force and constitutes the only group of personnel qualified to operate the nuclear propulsion plant of the vessel. In addition to operating the propulsion plant, the Nucleus Crew is assigned to assist the Supervisor in his inspections to insure that construction and checkout of the ship and its equipment meet contractual requirements, however, the Contractor reserves the right to have the Supervisor review any discrepancies submitted by the Nucleus Crew to shipyard personnel.

     (g) The Contractor may, for reasonable business necessity, change the location of the office, training and meeting facilities during the period of time the Crew is at the Contractor's plant. The Contractor shall give reasonable notice to the Supervisor and obtain his approval prior to the relocation.

C-10 CVN-68 CLASS PROGRAM INTERACTION

     If the Government, subsequent to the date of execution of this contract, authorizes any change for CVN-74/75 in accordance with the Changes clause of Contract N00024-88-C-2055 and the Contractor can establish through the documentation required by the clause of this contract entitled "Documentation of Request for Equitable Adjustment" that, despite his reasonable efforts to prevent conflicts, delays, and/or disruptions, such change causes the Contractor's shipway, berthing, drydock or other facilities to be unavailable for the ship under this contract and directly results in delays and/or disruptions to the ship under this contract, then it is agreed that the Contractor shall be entitled to an equitable adjustment in contract price and/or delivery in accordance with the Changes clause of this contract.

     Nothing in this clause shall be construed or interpreted to limit or diminish any rights of the Contractor or the Government which may exist under this contract.

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                                                                N00024-95-C-2106
                                   SCHEDULE

C-11 DELIVERY OF DATA

     Any item of data listed in the DD Form 1423 of this contract which has previously been delivered to the Government by the Contractor, need not be resubmitted and delivered hereunder, provided that the Contractor, in writing, shall timely advise the Contracting Officer of such circumstance, identifying the DD Form 1423 Line Item and the contract under which the data was submitted and the place of delivery of such item of data; except, that if the item of data on the DD Form 1423 of this contract represents a partial revision of previously delivered data required to reflect the ship, the Contractor shall only be required to prepare and deliver the required revision as specified in the applicable DD Form 1423 Line Item.

     All data identified on DD Form 1423, Exhibits "A", "B" and "C" shall be delivered, at the times and to the designation therein specified, via the Supervisor. The Contractor shall submit to the Supervisor, not later than 180 days after delivery of each vessel, a complete list of data submitted for each data item identified on DD Form 1423, Exhibits "A", "B", and "C". Those items not submitted shall also be identified with reasons for non-submittal.

C-12 DEPARTMENT OF LABOR OCCUPATIONAL SAFETY AND HEALTH
     STANDARDS FOR SHIPBUILDING (AT) (NAVSEA) (JAN 1990)

Attention of the Contractor is directed to Public Law 91-596, approved December 29, 1970 (84 Stat. 1593, 29 USC 655) known as the "OCCUPATIONAL SAFETY AND HEALTH ACT OF 1970" and to the "OCCUPATIONAL SAFETY AND HEALTH STANDARDS FOR SHIPYARD EMPLOYMENT" promulgated thereunder by the Secretary of Labor (29 CFR. 1910 and 1915). These regulations apply to all shipbuilding and related work, as defined in the regulations. Nothing contained in this contract shall be construed as relieving the Contractor from any obligations which it may have for compliance with the aforesaid regulations.

C-13 DESIGN BUDGET

1. Design Budgeting is a process by which the Government schedules the release of final specifications and provide GFE equipment delivery schedules for the Design Budgeted Systems and Equipments listed in Schedule "X", after the award of the contract and after the target cost, target profit, target price, and ceiling price (hereinafter referred to as the price structure) and ship delivery schedule have been established.

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                                                                N00024-95-C-2106
                                   SCHEDULE

2. Schedule "X" and the corresponding Scoping Documents referenced in the specification have been provided to the Contractor prior to award of this contract and have been carefully reviewed by the Contractor. The Contractor has carefully and thoroughly considered the costs and risks associated with the deferred release of the technical information and GFE deliveries contained in Schedule "X", and understands both the Design Budget Plans and the potential variations within the parameters identified in the Scoping Documents referenced in the specification for each Design Budget Item. Accordingly, the price structure of the contract reflects the release of the technical information and GFE deliveries relating to the Design Budgeted Items in accordance with Schedule "X" and the associated scoping documents for design budgeted items referenced in the specification.

3. The Contractor certifies that the price for Design Budget Items contained in the target price of Line Item 0001 is based on information identified in the Scoping Documents referenced in the Specification. Design Budget items are listed as follows:

     COMBAT SYSTEMS DRAWINGS
     NAVY TACTICAL COMPUTER SYSTEM AFLOAT (NTCS-A)
     CARRIER INTELLIGENCE CENTER (CVIC)
     RADIO COMMUNICATIONS SYSTEM (RCS)
     NTCSS (SNAP III/NALCOMIS)
     CARRIER TACTICAL SUPPORT CENTER (CV-TSC)
     ADVANCED COMBAT DIRECTION SYSTEM (ACDS)
     AUXILIARY DETECTION PROCESSOR (SPS-48E EW/
      COMMON TRACKER & ADP)
     RADAR DISPLAY & DISTRIBUTION SYSTEM (RADDS)
     RING LASER GYRO NAVIGATION (RLGN)
     SHIP SELF DEFENSE SYSTEM (SSDS)
     MARK 7 MOD 4 ARRESTING GEAR
     AVIATION DATA MANAGEMENT & CONTROL SYSTEM (ADMACS)
      (FORMERLY AIRSYSNET/ISIS)
     AVIATION INTERMEDIATE MAINTENANCE SHOP OUTFITTING (AIMD)
     NON-CFC 800 TON AIR CONDITIONING & 7 TON REFRIGERATION
      PLANTS
     HALON XX REPLACEMENT

                                                                N00024-95-C-2106
                                   SCHEDULE

     In addition, the target price for Line Item 0001 includes the impact, if any, of deferred delivery of technical information for GFE hardware or software that is delineated in Schedule "X". Delay in delivery of the technical information or GFE hardware beyond the dates specified in Schedule "X" will be subject to mutual resolution by the Contractor and the Government in accordance with the requirements of the clause of the contract entitled "Changes", or if mutually agreed to, in accordance with the provisions of this clause.

4. All design budget data deliverables required by Schedule "X" will be provided by the Government by formal transmittal. Upon receipt, the Contractor shall promptly review the information provided to determine if the scope of work identified is consistent with the specific scoping documents referenced in the specification for each Design Budget Item as agreed to at contract award.

5. In the event that the Contractor demonstrates that the deliverables are not within the scope of design budget constraints (form, fit and function characteristics such as weight, power, cable runs, etc....) as specified in the scoping document, and as agreed to at award, the Contractor shall be entitled to an equitable adjustment in accordance with the "Changes" clause. These items must be identified in accordance with Special Contract Requirement H-15 entitled, "Notification of Changes (FT) ALT I" within 30 days of receipt of the Government transmittal. The Contractor shall, within 45 days of providing notification, provide a price proposal with the estimated price impact.

C-14 DELETED

                                                                N00024-95-C-2106
                                   SCHEDULE

C-15 DRAWINGS AND OTHER DATA

     (a) One (1) reproducible copy of working plans, technical manuals for Government Furnished Equipment, material specifications, and other design data required for construction of the reactor plant and propulsion control system will be furnished by the Government to the Contractor for the purpose of this contract for the following system and/or spaces and equipment:

     Reactor coolant system
     Reactor coolant maintenance and test system
     Coolant pressurizing system
     Coolant purification and sampling system
     Coolant pressure relief system
     Coolant charging system
     Coolant discharge system
     Coolant valve operating system
     Steam generating system
     Reactor fill system
     Reactor plant fresh water cooling system
     Reactor plant discharge storage system
     Reactor plant control air system
     Reactor compartment boundary closures leakage rate test system
     Reactor compartment ventilation and blowdown system
     Water treatment system
     Primary and secondary liquid shield system
     Piping, sounding tubes, etc., passing through the reactor compartment to serve the reserve feed tanks located under the reactor compartment and pressurizer shed
     Reactor coolant pumping power system
     Reactor plant I.C. system
     Primary plant control system
     Primary plant instrumentation system
     Rod control system
     Rod position indication system
     Reactor protection system
     Nuclear instrumentation system
     Steam generator water level control system
     Radiation monitoring system
     Catapult supervisory control system

                                                                N00024-95-C-2106
                                   SCHEDULE

     Reactor compartment isolation instrumentation system
     Reactor safequards system
     Calorimetric calibration system
     Radiation shielding
     Reactor compartment structure, including doors and hatches
     Reactor compartment ladders and gratings
     Reactor plant foundations for equipment over 50 pounds
     Enclosed operating station arrangements
     Nucleonics room and secondary sampling station arrangements
     Reactor plant handling gear
     Radiological controls and marking
     Thermal insulation schedule for reactor plant piping and equipment Reactor compartment machinery arrangement
     Arrangements of stowage of reactor plant materials
     Steam plant and reactor plant control station arrangement plans Control panel layouts for steam plant and reactor plant
     Reactor Instrument Maintenance System

     (b) The drawings, technical manuals, and other design data, including revisions thereof, identified in paragraph (a) above, have been, are being, and will be developed for the CVN 68 Class aircraft carriers. Some of such drawings, technical manuals, and other design data, including revisions thereof, are not in existence on the date of execution of this contract; they will be provided to the Contractor in a suitable condition, and in time to support construction. All the drawings, technical manuals, and other design data, including revisions thereof, identified in paragraph (a) above, shall be followed and used without change or deviation, to the extent specified therein, unless a change thereto, a deviation therefrom, or a waiver thereof is authorized by SEA 08. In the event any drawing, technical manual, or item of design data, or any revision thereof, is identified by the Contractor as being in conflict or inconsistent with any other drawing, technical manual, or item of design data, or any revision thereof, or with any part of the specification identified in Section C of this contract, the Contractor shall not proceed with the work affected thereby, but shall refer any such conflict or inconsistency for resolution to SEA 08.

                                                                N00024-95-C-2106
                                   SCHEDULE

     (c) The "Notification of Changes" clause of this contract is applicable to data furnished under Paragraph (a) above.

     (d) The release as provided for in the "Notification of Changes" clause is applicable to the data provided under paragraph (a) above.

     (e) (1) The drawings, technical manuals, and other design data provided to the Contractor under this contract, including revisions thereof, identified in paragraph (a), (hereinafter sometimes collectively referred to as "data") are prepared by or for the Government and are to be furnished to the shipbuilder by the Government under this contract. Some of such data did not exist on the date of (1) the beginning of the negotiation for or (2) the execution of this contract. It is anticipated that during the period of performance of this contract some of such data will be developed and/or revised on the basis of technical information generated by the Government design contractor, by the shipbuilder, or by the Government. Data so developed or revised is to be furnished to the shipbuilder; some of such data may be furnished directly to the shipbuilder by the Government design Contractor or another Contractor.

     (ii) The "Changes" clause of this contract provides, in pertinent part, for an equitable adjustment to the contract whenever the Contracting Officer changes the "drawings, design, or specifications" and "such change causes an increase or decrease in the cost of, or the time required for the performance of any part of the work under this contract, whether changed or not changed by any such order ... ". It is understood, however, that not all data furnished to the Contractor after the date of execution of this contract constitutes a "change" to which the equitable adjustment provisions of the "Changes" clause apply.

     (iii) It is agreed that revisions to non-deviation data shall be accomplished by the Contractor with no change to target cost, target profit, ceiling price, or other contract provisions, except when one or more of the following conditions exists the Contractor shall be entitled to an equitable adjustment in accordance with the "Changes" clause:

          (a) revisions which require ripout or rework.

          (b) revisions which require changes to material on order or require replacement of material.

                                                                N00024-95-C-2106
                                   SCHEDULE

          (c) revisions which are not timely furnished to the contractor to support ship construction, which such untimely furnishing results in the incurrence by the Contractor of additional costs of performance.

          (d) revisions which require the Contractor to exceed the requirements of the specifications.

     (f) Drawings, technical manuals, and other design data for the performance of this contract other than those drawings, technical manuals, and other design data described in paragraph (a) of this clause shall be subject to the approval of the Supervisor, in accordance with the drawing procedures delineated in the specifications except that CVN 68 Class drawings, technical manuals, and other design data which have been approved by NAVSEA or by the Supervisor of Shipbuilding, Conversion and Repair, USN, Newport News, Virginia, and which are used without deviation in the performance of this contract, do not require further approval. A list of drawings to be so used shall be provided to the Supervisor prior to such use. Approval of drawings or other data shall not relieve the Contractor of any responsibility for meeting the requirements of this contract.

C-16 DRYDOCKING FACILITIES AND SHIPBUILDING WAYS CERTIFICATION (AT) (NAVSEA) (JAN 1990)

Drydocking facilities and shipbuilding ways employed in the performance of this contract shall be continuously certified in accordance with MIL-STD-1625C (SH) Notice 1, and the optional maintenance program described in HDBK-257(SH) dated 31 January 1979.

                                                                N00024-95-C-2106
                                   SCHEDULE

C-17 ENGINEERING SERVICES

The Contractor shall be responsible for the proper installation, checkout and testing of all government furnished equipment and systems, as identified in C-20, and for making necessary adjustments or alignments to such equipment or systems, as required by the specifications. The Government will provide engineering services to support the installation, checkout and testing of such equipment and systems. These Government furnished services are advisory only, providing only specialized information regarding the particular equipment or system to facilitate proper installation, checkout and testing. The timing of the Government furnished services shall be as mutually agreed to by the Government and the Contractor. The Government's furnishing of these engineering services does not relieve the Contractor from its obligations under this clause.

C-18 EXCLUSION OF MERCURY (ELECTRONICS) (NAVSEA) (SEP l990)

(a) Supplies furnished shall contain no free mercury (metallic form) or mercury compounds (e.g. mercuric oxide and mercuric chloride) without written approval of the Naval Sea Systems Command (NAVSEA).

     Note: The Contractor shall perform a review to the extent necessary to obtain reasonable assurance that mercury is not being used in the supplies (e.g. review of drawing parts lists and material lists)

(b) Mercury bearing instruments and equipment (i.e. those instruments and equipment containing free mercury) shall not be used in the manufacture, fabrication, assembly testing, etc., of any supplies.

     Note: (1) The most probable causes of mercury contamination are direct connected manometers, mercury vacuum pumps, mercury seals, mercury-in-glass thermometers, or handling free mercury in the immediate vicinity of supplies.

           (2) The Contractor shall perform a review of his facilities to provide reasonable assurance that supplies are not in danger of mercury contamination (e.g. check of instruments and test equipment).

                                                                N00024-95-C-2106
                                   SCHEDULE

           (3) In case of doubt or question of manufacturing procedures, equipment, or instruments regarding mercury, contact NAVSEA for assistance.

          (4) In the event of any accident involving mercury contamination or suspicion of such contamination of supplies, NAVSEA shall be notified immediately.

(c) The Contractor shall develop the same assurance and confidence of compliance with the mercury exclusion clause as it does with other specification requirements (e.g. toxic materials, flammable materials, fragile materials, and radioactive materials).

(d) The Contractor shall require all subcontractors to comply with the mercury exclusion requirements.

C-19 EXCLUSION OF MERCURY (MACHINERY) (NAVSEA) (SEP 1990)

(a) The supplies furnished under this contract shall contain no metallic mercury or mercury compounds and shall be free from mercury contamination (i.e. during the manufacturing process, tests, or inspections, the supplies offered shall not have come in direct contact with mercury or any of its compounds nor with any mercury containing devices employing only a single boundary of containment. (A single boundary of containment is one which is not backed by a second seal or barrier to prevent contamination in event of rupture of the primary seal or barrier.)) Mercury contamination of the supplies will be cause for rejection of the material.

(b) (1) If there is reasonable cause to suspect the supplies of being contaminated by mercury, the following test may be used to determine whether contamination by metallic mercury exists: Enclose the equipment in a polyethylene bag or close-fitting air-tight container and place in an oven at 125 deg. F(+/-) 5 deg. F for one hour. Sample the trapped air and if mercury vapor concentration is 0.01 mg/cu meter or more, the material is mercury contaminated insofar as the requirements of this contract are concerned. Mercury vapor concentration can be determined with a mercury vapor detector such as a portable General Electric Vapor Detector (catalog number 8257557G-3), Beckman Instrument Model K-23, or other instruments that have equivalent range and

                                                                N00024-95-C-2106
                                   SCHEDULE

capabilities. It should be noted that certain vapors such as benzene interfere with this type of mercury vapor detector and that the detector should never be zero adjusted in any suspect atmosphere.

(b)(2) If the component would be damaged by heat, or is of such a size or configuration that it cannot be completely enclosed, a portion of the component, but not less that 10 percent of the area suspected of being contaminated, may be enclosed in a close-fitting polyethylene bag or other airtight container for 8 hours at a temperature of 76/o/F [plus] 10/o/F (24/o/C [plus] 5/o/C).
The trapped air then is to be analyzed; if the mercury vapor concentration is
0.01 mg/m/3/ or more, the component is to be considered contaminated.

(b)(3) Some classes of mercury compounds are not volatile at 125/o/F. If contamination by such a compound is suspected, the Contractor shall contact NAVSEA to determine the special chemical analysis to be used.

(c) If the inclusion of metallic mercury or mercury compounds is required as a functional part of the material furnished under this contract, the Contractor shall obtain written approval from the Naval Sea Systems Command (NAVSEA) before proceeding with manufacture. The Contractor's request shall explain in detail the requirements for mercury; identify specifically the parts to contain mercury; and explain the method of protection against mercury escape. Such a request will be forwarded to the Government Inspector or Government Representative with a copy to NAVSEA. Upon approval by NAVSEA, the vendor will provide a "Warning Plate" as prescribed by NAVSEA which will include a statement that mercury is a functional part of the item and will include name and location of that part.

(d) If and to the extent that this contract calls for work to be performed by the Contractor on a submarine or in the nuclear plant of a surface ship, the Contractor, in connection with such work, shall not bring into or utilize in the submarine or nuclear plant of surface ship any equipment, instrument or other device containing metallic mercury or mercury compounds, unless such equipment, instrument or device has been approved by NAVSEA or its authorized representative for use in submarine and/or nuclear plants of surface ships.

(e) These requirements shall be included in all subcontracts hereunder.

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                                                                N00024-95-C-2106
                                   SCHEDULE

C-20 GOVERNMENT FURNISHED PROPERTY

          (a) Except as otherwise provided in the clauses of this section entitled "Drawings and Other Data", and "Engineering Services", the Government shall furnish to the Contractor for use under this contract, in accordance with the clause of Section I entitled "Government Property", only that property identified in Section C, General Requirement C-38 and Special Contract Requirement H-27 and that property listed in the following schedules, hereby incorporated into and made a part of this contract:

          (1) Schedule "A" as identified as Part III Section J.

          Naval Sea Systems Command Requisition references to any Schedule "A" other than that described in (a)(l) of this Clause shall be of no force and effect. Any requirements for the furnishing of material by the Government appearing in the specifications, plans, drawings, or other data except as specified in Schedule "A" shall be of no force and effect and are hereby superseded by the list set forth in Schedule "A". Any and all materials required for the performance of this contract, except as identified in Section C, General Requirement C-38 and Special Contract Requirement H-27, which do not appear in Schedule "A", shall be furnished and installed by the Contractor.

          (b) The property furnished by the Government under paragraph (a) (1) of this clause is for installation or stowage aboard a vessel being constructed under this contract. None of such property shall be used by the Contractor or a subcontractor for any purpose other than that for which the property has been furnished, unless specifically authorized in writing by the Contracting Officer. Test equipment intended to be provided to the vessel and furnished to the Contractor for stowage aboard the vessel shall not be used by the Contractor for any purpose other than for performance of tests required by the specifications.

          (c) When pursuant to the clause of Section I entitled "Government Property", the Contractor is directed or authorized by the Government to effect repairs or modifications to Government Property, and the Government considers any of such work to be the responsibility of a third party by reason of a warranty in favor of the Government or otherwise, the Government shall so inform the Contractor. In each such case the Contractor agrees to attempt to obtain full compensation for the performance of such work from such third party. The term "full compensation" includes reimbursements of costs and may include an allowance for

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                                                                N00024-95-C-2106
                                   SCHEDULE

reasonable profit. Compensation so obtained shall be in lieu of the equitable adjustment provided in the "Government Property" clause, provided, however, that the contract shall be equitably adjusted in accordance with the "Government Property" clause to the extent that the Contractor is unable to obtain full compensation from such third party and documents the reasons therefor, or changes in vessel delivery date are involved, or both.

          (d) (i) Paragraph (c) above provides for compensation by third parties for the repairs or modifications to Government property. The parties agree that for repairs or modifications to nuclear Government property listed or referenced in Schedule "A" which the Contractor considers do not involve ship delay or disruption or a change to any Government contract, the work shall be done under a Work Authorization issued on a cost-type contract administered and funded for this purpose by Naval Nuclear Propulsion Program prime contractors.

          (ii) Upon acceptance of the Work Authorization, the Contractor will provide the Contracting Officer a written acknowledgement. The acknowledgement will state that the Contractor considers (1) no delay in ship delivery will result and (2) no change in the current negotiated price or amount of any contract is required as a result of the work covered by the Work Authorization. The Contracting Officer will then authorize the Contractor to perform the work based on the use of Work Authorization funding.

          (iii) If the Contractor commences the performance of a Work Authorization as described above and subsequently considers that continuing to proceed with that Work Authorization would potentially result in delay to ship delivery or require a change in the current negotiated price of any contract, the Contractor shall promptly notify the Contracting Officer. Notwithstanding the provisions of subparagraph (c) above, the Contractor will not be entitled to a contract change or equitable adjustment for the performance of any work accomplished as a result of the Work Authorization prior to notifying the Contracting Officer.

          (iv) The authorization procedure identified in (d) (i) above requires that funding for repairs or modifications to nuclear Government property be provided by Naval Nuclear Propulsion Program prime contractors. The Contractor agrees to accept new contracts with Naval Nuclear Propulsion Program prime contractors or extend the scope of existing contracts to cover repairs to Government property authorized under (d) (i) above on

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                                                                N00024-95-C-2106
                                   SCHEDULE

the same terms and conditions as those under Westinghouse subcontract 73-R-Nl40300-S. The fee shall be nine and one half percent (9 1/2%) through delivery and acceptance of CVN 76. Other changes may be made as mutually agreed by the parties. Further, the Contractor agrees to negotiate any extension of such contracts as may be necessary to cover such repairs and modifications through delivery of the last vessel under this contract.

C-21 GOVERNMENT INSTALLATION OF CRYPTOGRAPHIC EQUIPMENT

          The Contractor shall notify the Supervisor in writing of the need for the Government to install and checkout, on an equipment level, the cryptographic equipment in the communications center. The foregoing notification shall be provided seventy (70) calendar days prior to when the communication center can be made available to the Government. The communication center shall be made available to the Government on a non-exclusive use basis commencing with the turnover of the space to the Government.

C-22 GOVERNMENT REVIEW OF PROPULSION PLANT MOCKUP

          Government review of the mock-up will be in accordance with Newport News Shipbuilding Procedure M-149, Revision A-3.

C-23 HEALTH, SAFETY AND FIRE PROTECTION

          The Contractor shall take all reasonable precautions in the performance of the work under this contract to protect the health and safety of employees and of members of the public and to minimize danger from all hazards to life and property. The Contractor shall comply with all health, safety, and fire protection regulations and requirements (including reporting requirements) of the Government with respect to the risks described in the "Indemnification Under Public Law 85-804" clause of Section I. In the event the Contractor fails to comply with such regulations or requirements of the Government, the Contracting Officer may, without prejudice to any other legal or contractual rights of the Government, issue an order stopping all or any part of the work being performed under this contract; thereafter an order for resumption of work will be issued upon the determination by the Contracting Officer that the deficiency has been corrected. The Contractor shall make no claims for an extension of the delivery date of a vessel or for damages or any other compensation by reason of or in connection with such work stoppage, unless the Contractor can demonstrate that he was in compliance with such regulations or requirements of the

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Government. If, after the date of this contract, any of the aforesaid regulations or requirements are changed by the Government, and if the Contractor's costs of complying with such regulations and requirements are thereby increased or decreased, then the contract price shall be equitably adjusted by reason of such increase or decrease in costs. Any such equitable adjustment shall be accomplished in the same manner as if the aforesaid changes had been directed under the "Changes" Clause of Section I.

C-24  DELETED

C-25  ON-BOARD REPAIR PARTS (OBRP)

          The Contractor certifies that the proposal for OBRP is based on the CVN 73 load COSAL as updated to delivery of CVN 73. The Contractor agrees to provide OBRP for CVN 76 in accordance with the updated incremental COSAL(S) issued by the Government and the following:

          a. A one-time equitable adjustment, based on the following procedure, shall be included in the final price determined in accordance with paragraph (d) of the clause of this contract entitled "Incentive Price Revision--Firm Target
(FI) (APR 1984) (DEVIATION - 16 NOV 1992) (NAVSEA 5252.216-9127)". The
adjustment shall be made by determining the net differential in base month cost of items added or deleted by revisions or changes to the COSAL identified above. The cost impact on OBRP of changes issued to this contract shall be included in this one-time adjustment and shall not be incorporated into the adjudicated cost of individual contract changes.

          b. No changes to the OBRP shall be made until and unless the ACO notifies the Contractor, in writing, that funds adequate to cover said changes are available. In no event shall the equitable adjustment made pursuant to paragraph "a" above exceed the amount certified by the ACO as "available" for this purpose.

C-26 PERMITS AND RESPONSIBILITIES (NAVSEA) (SEP 1990)

The Contractor shall, without additional expense to the Government, be responsible for obtaining any necessary licenses and permits, and for complying with any applicable Federal, State, and Municipal laws, codes, and regulations, in connection with any movement over the public highways of overweight/ overdimensional materials.

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C-27 PLANS AND OTHER DATA (FT) (NAVSEA) (JAN 1983)

Whenever the Department shall so require, the Contractor shall, at the cost of reproduction, furnish to whomsoever may be designated by the Department (including other shipbuilding Contractors), copies of working plans (including reproducibles), selected record plans, indices, material schedules, plan schedules, purchase specifications and other date relating to the construction of the vessel. The furnishing of such data shall not constitute any guaranty or warranty, either express or implied, by the Contractor other than that they are correct copies of such data.

C-28 PLANT PROTECTION (NAVSEA) (SEP 1990)

(a) The Contractor shall provide for its plant and the work in process under this contract such safeguards, including personnel, devices, and equipment, as would constitute reasonable protection under peacetime conditions (in the light of the size of the plant and the scope of its operations) against all hazards, including unauthorized entry, malicious mischief, theft, vandalism and fire.

(b) In addition to the foregoing precautions, the Contractor shall provide such additional safeguards as may be required or approved by the Contracting Officer for the protection of its plant and the work in process under this contract against espionage, sabotage, and enemy action. The cost to the Contractor of all safeguards so required or approved shall, to the extent allocable to this contract, be reimbursed to the Contractor in the same manner as if the Contractor has furnished such safeguards pursuant to a change order issued under the clause of this contract entitled "CHANGES--FIXED-PRICE" (FAR 52.243-1) or "CHANGES--COST-REIMBURSEMENT" (FAR 52.243-2), as applicable. Such cost shall not include any allowance on account of overhead expense, except shop overhead charges incident to the construction or installation of such devices or equipment.

(c) Upon payment by the Government of the cost to the Contractor of any device or equipment required or approved under paragraph (b) above, title thereto shall vest in the Government, and the Contractor shall comply with the instructions of the Contracting Officer respecting the identification and disposition thereof. No part or item of any such devices or equipment shall be or become a fixture by reason of affixation to any realty not owned by the Government.

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C-29 PRINTING OF TECHNICAL MANUALS, PUBLICATIONS, CHANGES, REVISIONS AND
     AMENDMENTS - ALTERNATE I (NAVSEA) (MAY 1993)

(a) The printing, duplication, and binding of all technical manuals, books, and other publications, and changes, amendments, and revisions thereto, including all copies and portions of such documents which are required to be prepared and furnished under this contract for review, approval or otherwise, shall be accomplished in accordance with the issue of "Government Printing and Binding Regulations", published by the Joint Committee on Printing, Congress of the United States, as in effect on the date of this contract.

(b) Publications and other printed or duplicated material which (1) are prepared and carried by equipment manufacturers for regular commercial sale or use, and (2) require no significant modification for military use or to meet the requirements of this contract, or (3) are normally supplied for commercial equipment, shall be provided by the Contractor. Except for material falling within (1) through (3) of this paragraph, the printing of technical manuals, publications, changes, revisions, or amendments by the Contractor or subcontractor is prohibited.

(c) The Contractor shall have the printing and binding of final approved technical manuals, publications, changes, revisions and amendments thereto, as required under this contract (whether prepared by the Contractor or a subcontractor), printed at Government expense by or through the Defense Printing Service Detachment Office (DPSDO) in the Naval District in which the Contractor is located, in accordance with the following general procedures:

     (1) Prior to preparation of materials for printing (photolithographic negatives or camera-ready copies) by the Contractor or a subcontractor, the Contractor shall make arrangements with the DPSDO and with the designated Contract Administration Office for printing and binding which shall include:

          (i)  Citation of contract number;

          (ii) Security classification of materials to be printed;

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          (iii)  Establishment of a schedule for printing, including estimated delivery date to DPSDO;

          (iv) Provisions for furnishing photolithographic negatives or camera-ready copies and art work in the proper sequence for printing;

          (v) A check-off list to verify the printing sequence of text pages and foldouts in the form prescribed by DPSDO;

          (vi) Complete printing instructions, which shall specify colors, if required for specific pages, the trim size, including apron, if required, for each foldout/in or chart, or other unique requirements;

          (vii) Type of binding (sidewire stitch, loose leaf, screw posts, etc.); and

          (viii) Other instructions, as applicable, such as packing instructions, quantity for each addressee, required delivery schedule, or delivery instructions. (The Contractor shall provide an address list and addressed mailing labels for each addressee).

     (2) The Contractor shall ship, all transportation charges paid, to DPSDO or a contract printer designated by DPSDO, the complete set of photolithographic negatives or camera-ready copies required to be printed in accordance with the detailed procedures specified by DPSDO. The DPSDO shall sign the acceptance block of the DD Form 250 for reproducible quality only.

     (3) For steam and electrical plant composite diagrams, the Contractor shall provide an original Mylar print of the diagram to the DPSDO. DPSDO will prepare the negatives for the composite diagram and return those to the Contractor for editorial review. DPSDO will correct any errors and print the corrected composite diagram.

     (4) DPSDO will furnish or provide for all supplies and services (including binders) which are necessary to accomplish the printing and binding.

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     (5)  DPSDO will pack and ship or provide for packing and shipping of the printed material to the Contractor and the distribution list furnished by the Contractor in accordance with the printing order, unless distribution by the Contractor is otherwise required by the terms of the contract, the specifications, or otherwise, in which case the printed and bound publications will be returned to the Contractor for distribution.

     (6) DPSDO will pack and ship the material used for printing to the DPSDO, 4th Naval District, for storage.

(d)(1) In establishing the schedule for printing, the Contractor shall provide for furnishing the photolithographic negatives or camera-ready copies to DPSDO in time to allow at least the following minimum number of working days (eight-hour day, five days per week exclusive of Saturdays, Sundays, and holidays) from date of acceptance of material for printing at DPSDO to date of shipment of printed material from DPSDO.

                                            Minimum number of working
Printing                                    days required by DPSDO
--------                                    -------------------------
Up to 200 pages                                         30
201 pages to 400 pages inclusive                        40
401 pages to 600 pages inclusive                        50
601 pages and over                                      60

     (2) If DPSDO exceeds the delivery requirements established in accordance with paragraph (c)(1)(iii), for the item(s) specified, the time shall be extended by an equivalent number of working days, provided that the Contractor requests such extensions, in writing, to the Contracting Officer and submits with its request sufficient evidence to enable the Contracting Officer to determine the validity of the Contractor's request. If performance of all or part of the work under this contract is delayed or interrupted by said late shipment by DPSDO, an adjustment shall be made pursuant to the "GOVERNMENT DELAY OF WORK" (FAR 52.212-15) clause of the contract.

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(e)  The Contractor shall not be responsible for the quality, or quality control, of printing performed by DPSDO or a printer under contract to DPSDO, and the Government shall reimburse the Contractor for any costs incurred on account of replacement of material lost or damaged by DPSDO or a printer under contract to DPSDO. If such loss or damage of material causes a delay or interruption of performance of all or any part of the work under this contract, an adjustment shall be made pursuant to the "GOVERNMENT DELAY OF WORK" clause of the contract.

(f) The costs of printing, binding, packing and distribution by DPSDO of the publications and changes described herein (but not the costs of preparing camera-ready copies and other materials for printing and the costs of transporting or shipping such materials to DPSDO or a contract printer designated by DPSDO) shall be borne by the Government.

(g) Procurement of photographic negatives and/or camera-ready copies by the Contractor is authorized only when the terms of the Joint Committee on Printing
(JCP) Authorization No. 23383 of 25 October 1968 are met.

C-30 PROTECTION OF THE SHIP DURING ADVERSE ENVIRONMENTAL CONDITIONS

The Contractor shall ensure that the ship(s) and all related material at the Contractor's facilities are protected during conditions of heavy weather, high winds, heavy snow and icing, high water or similar adverse environmental conditions. The Contractor shall develop, maintain, and implement as necessary an "Adverse Environmental Conditions Plan" which prescribes the actions and procedures and assigns responsibilities for action to be taken in preparation for and during the period of adverse environmental conditions. The Contractor shall furnish the plan to the Supervisor and shall make such changes in the plan as the Supervisor considers necessary to provide for adequate protection of the ship(s) and the materials and equipment to be installed therein.

C-31 DELETED
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C-32 PROVISIONED ITEMS ORDER - ALTERNATE I (NAVSEA) (MAY 1993)

(Applicable to ITEM 0007)

(a) General. The Contractor agrees that it will furnish the supplies or services ordered by the Government in accordance with the procedures specified herein. Orders will be placed by the Contracting Officer, Provisioning Activity or Administrative Contracting Officer as unilateral or bilateral modifications to this contract on SF 30, Amendment of Solicitation/Modification of Contract. Any amounts shown in Section B at time of award for each provisioned line item are estimated amounts only and are subject to upward or downward adjustment by the issuing activity. If no amounts are shown, funding will be obligated before or at time of order issuance. It is understood and agreed that the Government has no obligation under this contract to issue any orders hereunder.

(b) Priced Orders. For each proposed order, the Contractor agrees that it will submit a signed SF 1411 (Contract Pricing Proposal) or such other cost or pricing data as the Contracting Officer may require. Promptly thereafter, the Contractor and the Contracting Officer shall negotiate the price and delivery schedule for the proposed order. Upon execution and receipt of the priced order, the Contractor shall promptly commence the work specified in the order.

(c) Undefinitized Orders. Whenever the Contracting Officer determines that urgent demands or requirements prevent the issuance of a priced order, he/she may issue an unpriced order. Such order may be unilateral or bilateral and shall establish a limitation of Government liability, a maximum ceiling amount, and a schedule for definitization, as described in subparagraph (e)(2) below. Upon request the Contractor shall submit a maximum ceiling amount proposal before the undefinitized order is issued. The maximum ceiling amount is the maximum price at which the order may be definitized. The Contractor shall begin performing

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                                   SCHEDULE

the undefinitized order upon receipt, except as provided in paragraph (d) below. The clause entitled "PRICE CEILING" (DFARS 252.217-7027) shall be included in any undefinitized order.

(d) Undefinitized Unilateral Orders. (1) For a unilateral undefinitized order, the Contractor shall within ten calendar days of receipt of the order notify the Contracting Officer in writing if it takes exception to the ceiling amount and/or the delivery schedule and shall propose a revised ceiling amount and/or a revised delivery schedule at that time. For unilateral undefinitized orders to which the Contractor takes no exception, the Contractor is obligated to perform just as if it were a fully definitized order.

     (2) After receipt of the Contractor's proposal to establish the revised ceiling amount and/or the revised delivery schedule, the Contracting Officer shall: (1) adjust the ceiling amount and/or the delivery schedule; (2) advise the Contractor that the order will be adjusted in a different amount than proposed by the Contractor; or (3) advise the Contractor that no adjustment will be made. In the event the Contractor has taken exception to the ceiling amount and/or the delivery schedule and has submitted a timely proposal in accordance with the preceding requirement and the Contracting Officer has not accepted the Contractor's proposal, the Contractor shall not be obligated to perform the order beyond the point at which it would be entitled to be compensated in an amount in excess of the Government's limitation of liability contained in the unilateral order.

(e) Definitization of Undefinitized Orders. (1) The Contractor agrees that following the issuance of an undefinitized order, it will promptly begin negotiating with the Contracting Officer the price and terms of a definitive order that will include: (A) all clauses required by regulation on the date of the order; (B) all clauses required by law on the date of execution of the definitive order; and, (C) any other mutually agreeable clauses, terms and conditions. No later than sixty (60) days after the undefinitized order is issued, the Contractor agrees to submit a cost proposal with sufficient data to support the accuracy and derivation of its price; and, when required by FAR, cost or pricing data, including SF 1411. If additional cost information is available prior to the conclusion of negotiations, the Contractor shall provide that information to the Contracting Officer. The price agreed upon shall be set forth in a bilateral modification to the order. In no event shall the price exceed the maximum ceiling amount specified in the undefinitized order.

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                                   SCHEDULE

     (2) Each undefinitized order shall contain a schedule for definitization which shall include a target date for definitization and dates for submission of a qualifying proposal, beginning of negotiations and, if appropriate, submission of make-or-buy and subcontracting plans and cost or pricing data. Submission of a qualifying proposal in accordance with the definitization schedule is a material element of the order. The schedule shall provide for definitization of the order by the earlier of:

          (i) a specified target date which is not more than 180 days after the issuance of the undefinitized order. However, up to 180 days after the Contractor submits a qualifying proposal as defined in DFARS 217.7401; or

          (ii) the date on which the amount of funds expended by the Contractor under the undefinitized order exceed fifty percent (50%) of the order's maximum ceiling amount, except as provided in subparagraph (f)(3) below.

     (3) If agreement on a definitive order is not reached within the time provided pursuant to subparagraph (e)(2) above, the Contracting Officer may, with the approval of the Head of the Contracting Activity, determine a reasonable price in accordance with Subpart 15.8 and Part 31 of the FAR, and issue a unilateral order subject to Contractor appeal as provided in the "DISPUTES" clause (FAR 52.233-1). In any event, the Contractor shall proceed with completion of the order, subject to the "LIMITATION OF GOVERNMENT LIABILITY" clause (FAR 52.216-24).

(f) Limitation of Government Liability. (1) Each undefinitized order shall set forth the limitation of Government liability, which shall be the maximum amount that the Government will be obligated to pay the Contractor for performance of the order until the order is definitized. The Contractor is not authorized to make expenditures or incur obligations exceeding the limitation of Government liability set forth in the order. If such expenditures are made, or if such obligations are incurred, they will be at the Contractor's sole risk and expense. Further, the limitation of Government liability shall be the maximum Government liability if the order is terminated. The "LIMITATION OF GOVERNMENT LIABILITY" clause shall be included in any undefinitized order.

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                                   SCHEDULE

     (2) Except for undefinitized orders for Foreign Military Sales; purchases of less than $25,000; special access programs; and Congressionally-mandated long-lead procurements; and except as otherwise provided in subparagraph (f)(3) below, the limitation of Government liability shall not exceed fifty percent (50%) of the ceiling amount of an undefinitized order. In the case of orders within these excepted categories, however, the procedures set forth herein shall be followed to the maximum extent practical.

     (3) If the Contractor submits a qualifying proposal (as defined in DFARS 217.7401) to definitize an order before the Contractor has incurred costs in excess of fifty percent (50%) of the ceiling amount, the Contracting Officer may increase the limitation of Government liability to up to seventy-five percent (75%) of the maximum ceiling amount or up to seventy-five percent (75%) of the price proposed by the Contractor, whichever is less.

     (4) If at any time the Contractor believes that its expenditure under an undefinitized order will exceed the limitation of Government liability, the Contractor shall so notify the Contracting Officer, in writing, and propose an appropriate increase in the limitation of Government liability of such order. Within thirty (30) days of such notice, the Contracting Officer will either (i) notify the Contractor in writing of such appropriate increase, or (ii) instruct the Contractor how and to what extent the work shall be continued; provided, however, that in no event shall the Contractor be obligated to proceed with work on an undefinitized order beyond the point where its costs incurred plus a reasonable profit thereon exceed the limitation of Government liability, and provided also that in no event shall the Government be obligated to pay the Contractor any amount in excess of the limitation of Government liability specified in any such order prior to establishment of firm prices.

(g) Initial Spares. The limitations set forth in paragraph (c) and subparagraphs (e)(2), (f)(2) and (f)(3) do not apply to undefinitized orders for the purchase of initial spares.

(h)  The following Military Standards apply to all orders:

         MIL-STD-1561B, Provisioning Procedures, dated 17 November 1984; and

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                                   SCHEDULE

               MIL-STD-1388-2B, DoD Requirements for a
               Logistic Support Analysis Record, dated
               28 March 1991 and NAVSEA Addendum dated
               November 1990.

(i) Terminal Date for Placement of Orders. The Contractor shall not be obligated to accept any orders placed hereunder beyond 180 days after delivery of the last end item.

(j) Segregation of Costs. The Contractor shall segregate the costs of performance of any other work performed by the Contractor.

(k)  Ordering. The cognizant ordering activities are designated below:

              ITEM                      ACTIVITY
              ----                      --------

            ITEM 0007                   SUPSHIP Newport News, VA

C-33 QUALIFICATION OF CONTRACTOR NONDESTRUCTIVE TESTING (NDT)
     PERSONNEL (NAVSEA) (MAY 1993)

(a) The Contractor and any NDT subcontractor (as hereinafter defined) shall utilize for the performance of required Nondestructive Testing (NDT) (which includes radiography, magnetic particle, liquid penetrant, eddy current, ultrasonic inspections and visual inspections) only personnel who have been previously qualified and certified in accordance with MIL-STD-271F(SH) dated 27 June 1986 (including the 1980 edition of SNT-TC-1A). The term "NDT Subcontractor" is defined to be a first tier subcontractor performing NDT in conjunction with the production of materials, components, or equipments for the vessel(s).

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(b)  Qualification and Certification of Level III (Examiner) personnel shall be based on (1) successful completion of appropriate American Society for Nondestructive Testing Level III Examinations, and (2) successful completion of specific and practical examinations developed by the Contractor and based on MIL-STD-271F(SH) and associated fabrication documents. Documentation pertaining to the qualification and certification of NDT personnel shall be available to the Contracting Officer for review upon request.

(c) These requirements do not apply with respect to nuclear propulsion plant systems and other matters under the technical cognizance of SEA 08. Because of health and safety considerations, such matters will continue to be handled as directed by SEA 08.



C-34 DELETED

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C-35 QUALITY PROGRAM

The Contractor shall provide and maintain a quality program acceptable to the Government for supplies and services covered by this Contract. The quality program shall be in accordance with Military Specification MIL-Q-9858A dated 16 December 1963, except as otherwise provided below:

     (a)  Reactor Plant Quality Program

     (1) The Contractor shall provide and maintain a quality program for the reactor plant, separate from the quality assurance system for the rest of this ship, meeting requirements for MIL-Q-9858A EXCEPT AS NOTED BELOW.

     (2) The following exceptions and clarifications apply to MIL-Q-9858A with respect to the reactor plant quality program:

               (i)  Paragraph 3.6 does not apply.

               (ii) The last sentence of paragraph 6.5 does not require a system for the continuous gathering of data associated with costs and losses in connection with scrap and rework. However, the Contractor shall furnish such data in specific cases when requested.

     (3)  The following additional requirements apply:

          (i) The reactor plant quality control organization shall be independent of the quality control organization responsible for other work, and also independent of the organization actually performing reactor plant production work. The reactor plant quality control organization shall also be responsible for quality control of all Government-furnished reactor plant equipment from the time of its receipt in the shipyard.

          (ii) A reactor plant material control system shall be maintained that is independent of other shipyard material control systems. Reactor plant material consists of that material which appears in the non-deviation reactor plant drawings, which drawings are to be furnished by the Government in accordance with Section C-2, General Requirement C-15 "Drawings and Other Data". Reactor Plant Controlled Material (including rejected material) shall be segregated from other material while it is being stored and handled in the shipyard. The scope of material designated Reactor Plant Controlled Material shall be at least

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that specified in NNSD RPCM Procedure A-135. Reactor plant material other than that defined as Reactor Plant Controlled Material in accordance with Procedure A-135 shall be controlled in accordance with NNSD RPCM Procedure A-134. Experience with the quality program may result in the need to add or delete items from the list of Reactor Plant Controlled Material in order to meet the intent of MIL-Q-9858A. The Contractor shall inform the procuring activity's representative of addition or deletion of any reactor plant item from the Reactor Plant Controlled Material system, and make available to the procuring activity's representative upon request the technical basis for such additions or deletions (normally such requests will only be made for deletions), with the understanding that such additions or deletions are subject to disapproval by the procuring activity when the additions or deletions do not satisfy the intent of MIL-Q-9858A.

          (iii) Periodic internal audits shall be conducted by the Contractor to assess the adequacy of individual performance and quality program performance in providing quality control of reactor plant work, including audits of those areas of reactor plant work not inspected by reactor plant quality control organization inspectors. Follow-up audits shall be conducted to assure that the necessary corrective action, including elimination of the underlying causes of deficiencies, is taken. The results of the above audits and proposed corrective action shall be distributed to responsible senior management personnel.

          (iv) The reactor plant quality program shall be subject to audit on a periodic basis by NAVSEA 08 for compliance with the above requirements.

     (b)  Non-Reactor Plant Quality Program

          (1) The quality program requirements of this clause do not extend to those items covered by MIL-D-1000/2 as set forth in the contract specifications.

          (2) The requirements of MIL-Q-9858A shall not apply to equipment/components except where invoked by applicable equipment/component specifications referenced in the contract specifications. In the event MIL-Q-9858A requirements are invoked in the applicable equipment/component specifications, the following shall apply:

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                                   SCHEDULE

               (i) In cases where two (2) or more potential suppliers, who have submitted quotations and are otherwise acceptable to the Contractor, have furnished or are furnishing similar equipment in accordance with the requirements of MIL-Q-9858A and whose MIL-Q-9858A quality program has been reviewed and either approved or not disapproved by the Government, MIL-Q-9858A shall be invoked.

               (ii) In cases where a single potential supplier, otherwise acceptable to the Contractor, has furnished or is furnishing similar equipment in accordance with the requirements of MIL-Q-9858A and whose MIL-Q-9858A quality program has been reviewed and either approved or not disapproved by the Government, MIL-Q-9858A shall be invoked, unless otherwise mutually agreed upon between the Project Manager and the Contractor. In the event MIL-Q-9858A is not invoked, the action to be taken by the Contractor to obtain assurance of quality commensurate to that obtainable by MIL-Q-9858A shall be mutually agreed upon by the Project Manager and the Contractor. Such action shall include appropriate combinations of two (2) of the following:

          (A) Source survey and evaluation of the supplier's program.

          (B) Source inspection.

          (C) Objective quality documentation.

          (D) Component, subsystem and/or test.

          (E) Invoked Military Specification MIL-I-45208A.

     (3) The following exceptions and clarifications apply to MIL-Q-9858A with respect to the non-nuclear plant quality program.

          (i) Paragraph 3.6 does not apply.

          (ii) The last sentence of paragraph 6.5, does not require a system for the continuous gathering of data associated with costs and losses in connection with scrap and rework. However, the Contractor shall furnish such data in specific cases when requested.

                                      45
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                                                                N00024-95-C-2106
                                   SCHEDULE

     (c) Inspection System: The inspection system which the Contractor is required to maintain, as provided in paragraph (f) of the clause of this Contract entitled "Inspection" shall be in accordance with the requirements of this clause.

     (d)  Quality Assurance Management System Meetings

The Contractor agrees to attend quarterly Quality Assurance Management System Meetings to be held at the Supervisor's office, or, if the Supervisor so elects, at the Contractor's plant, beginning three months after the effective date of this contract. The purpose of these meetings is to review the Contractor's performance to contractual quality program requirements, actions proposed to correct deficiencies found, if any, progress in correcting the deficiencies found, if any, and other related matters. The Contractor and the Supervisor shall agree to a written agenda and the Contractor shall provide copies of all meeting handouts no later than five (5) working days before the meeting.

     (e)  Clarifications: MIL-STD-45662, referenced in MIL-Q-9858A Amendment
2 dated March 8, 1985, shall be implemented for all calibrated test and measurement equipment used for final shipboard test or measurements unless the equipment is self-checking, normally standardized prior to use, cross-checked by overlapping ranges or other instruments, or the out-of-tolerance condition does not adversely affect the test results.

C-36 QUARTERLY PRODUCTION PROGRESS CONFERENCE

     The purpose of the Quarterly Production Progress Conference (QPPC) is to provide a thorough evaluation of the production status and to identify and resolve problems affecting production schedules, cost, technical and management problems and timely completion of the ship.

     The Contractor shall prepare the recommended Quarterly Production Progress Conference (QPPC) agenda in writing for this contract. The agenda shall be forwarded to the Supervisor for review ten working days prior to each conference. The Contractor shall develop a format in general accordance with Appendix 9-A of Ship Acquisition Contract Administration Manual to provide for clarity of presentation for the items listed below. The Contractor agrees to attend Quarterly Progress Meetings to be held at the discretion of NAVSEA, in Washington, D.C. at the facilities of the Contractor, or at a mutually agreeable

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                                   SCHEDULE

facility of a major subcontractor located within the continental United States. The presentation of the progress report information at the QPPC shall be oral, supported by graphic aids, and written documentation as necessary. The Supervisor shall be advised if projection equipment will be required. The report shall be related to the current Contractor's principal events schedules, and should contain the following:

          (1) Scheduled key events completed and scheduled key events missed during the previous quarter, with reasons for those missed and action planned to overcome the delay and recover the Schedule to prevent late delivery of the ship.

          (2) Key events scheduled for the next quarter and a prognosis for each.

          (3) Critical dates of key events which must be met in the next quarter in order to maintain the delivery date.

          (4) Sixty days after award of the contract, the contractor shall prepare a PERT network showing the paths of key events to be accomplished prior to delivery. This PERT network shall be updated quarterly. Fragmented PERT networks of critical systems and/or supporting certain key events shall be developed by the Contractor in connection with the Contractor's planning effort and shall be submitted quarterly.

          (5) Percentage of completion for labor, material and over-all ship.

          (6) The Contractor shall supply a current labor progress curve to NAVSEA one week prior to the QPPC, showing actual labor progress versus planned progress.

          (7) Status of Contractor Design
              ---------------------------

              (A) Plan Submittal for Government Approval

                  Number scheduled for initial submittal to date

                  Number actually submitted

                  Number approved

                  Total number of plans

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                                   SCHEDULE

          (B) Plan Issues
              -----------

              Number scheduled for issue to date

              Number actually issued

              Number of plans late

              Total number of plans

          (C) Problems
              --------

              List of late plans impacting ship schedule with reason for delinquency

          (D) Completion of Tests
              -------------------

          Total number of tests: Started       Completed
                                 -------       ---------

              Scheduled

              Actual

              Ahead of schedule

          (E) Engineering Hold-ups (Both Government and
              --------------------
              Contractor Responsible)


              1.   Number of design hold-ups in effect to date

              2.   Number of design hold-ups resulting in
                   delay due to need for GFI

              (NOTE: Upon request, a list of drawings
                     affected and the reason for this
                     hold-up on each drawing will be
                     provided).

     (8)  Contractor Furnished Material
          -----------------------------

          (A) Components and Material
              -----------------------

              Total item on MOS

              Total item scheduled to be placed (MOS)

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                                                                N00024-95-C-2106
                                   SCHEDULE

                      Scheduled MOS item actually placed

                      Total MOS items delinquent

                      Estimated Final items on MOS

                      Percentage of Estimated Final Items
                      placed to date

                  (B) Status of Contractor Furnished Material, with
                      specific reference to those items whose
                      anticipated delivery will require
                      rescheduling of principal events.

              (9) Government Furnished Material and Information
                  ---------------------------------------------

                  (A) Government Furnished Material
                      -----------------------------

                      A list of those Government Furnished items for which the promised delivery date is later than the required-in-yard date and the late receipt may cause specific principal events to be missed.

                  (B) Government Furnished Information (GFI)
                      --------------------------------------

                      A listing of outstanding GFI (including
                      specific data element identification) and the specific effect on design and/or construction effort.

             (10) Contractor and Government Furnished OBRP
                  ---------------------------------------

                              SRI     "O"     OSI    TOTAL
                              ---     ---     ---    -----

Line items required

Line items received

Percentage received


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(11)  Technical Manuals--Contractor Furnished
      ---------------------------------------

      (A)  Number of Manuals Required-----

      (B)  Number of Manuals available for use by
            SUPSHIP/Ship's Force ------ Includes:

            1.  Number of Final Manuals Distributed AND

            2.  Number of Preliminary Manuals submitted to
                SOS/Ship-----

                NOTES: Excludes Preliminary Manuals for which Final Manuals have subsequently been distributed.

      (C) Number of Final Manuals which have not been distributed---------

           1. At SOS for approval

           2. In process by N.N./Vendor-------

           3. At DPSDO for printing

(12)  Contract Data Requirements List CDRL DD-1423
      --------------------------------------------

       Line items scheduled for delivery to date

       Line items delivered to date

       Line items delinquent

       Problem areas identified

(13)  Quality Assurance (Non-Nuclear)
      -------------------------------

      (A) Vendor Evaluation

          I. Number of vendor in plant audits this quarter

             a.   Number with CVN contracts
                    satisfactory

             b.   Number with CVN contracts
                    unsatisfactory

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                                                                N00024-95-C-2106

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                       c. Provide data identifying vendors found
                          satisfactory, vendors found
                          unsatisfactory and a brief summary of
                          findings against each unsatisfactory
                          vendor.

                   2. Number of vendors subject to quality
aspect evaluation

    (B) Internal Audit Program

        1.  Number of in-plant (INNS) audits this
            quarter

        2.  Number of unsatisfactory findings per
            audit

        3.  Brief summary of action related to
            unsatisfactory findings with respect to
            each ship under this contract

    (C) Calibration Program

        1.  Total calibration performed

        2.  Number of calibrations requiring
            correction

        3.  Percent of calibration requiring
            correction

    (D) Welding Reject Rate      UT        RT

        1.  Long term rate

        2.  Rate last quarter

        3.  Rate last month

        4.  Analysis of significant changes in
            data (plus or minus 2%) from one month
            to the next, whether an increase or
            decrease

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     (14)  Tank/Compartment Turnover to the Government
           -------------------------------------------

           (A)  Number scheduled for turnover

           (B)  Number actually turned over

     After delivery of the ship, the Contractor shall continue to report the status of incomplete items to NAVSEA PMS 312, and the Supervisor on a quarterly basis until final settlement of the contract or as mutually agreed upon.

     This clause does not apply to items under the technical cognizance of Deputy commander, Nuclear Power Directorate, Naval Sea Systems Command (NAVSEA
08). Production Progress Information will be provided as required by NAVSEA 08.

     (15) A meeting of Government and Contractor Business Review Personnel shall be held on a quarterly basis, following submission of the Contractor's quarterly Cost Performance Report (CPR) and prior to the quarterly QPPC, to discuss Cost/Schedule Control System variances and cost experience in relation to budget and projected end cost. Explanations of the variances should clearly identify the nature of the problem, the reasons for cost or schedule variance, impact on the immediate task, impact on the total program and the corrective action taken. Lastly, in conjunction with the QPPC, the Contractor shall be responsible for reporting back to, and discussing the summary highlights from these CPR meetings with the appropriate Government representatives.

C-37 RADIOLOGICAL CONTROLS AND RADIATION HEALTH PROTECTION

     Work on or associated with naval nuclear propulsion plants under this Contract constitutes use of a "utilization facility" in accordance with Sections 91b and 110 of Public Law 83-703, and the Contractor has been authorized to perform such work by NAVSEA pursuant to NAVSEAINST 9210.12.

     The Contractor agrees, therefore, to perform such work in accordance with procedures which conform to NAVSEA 389-0288 "Radiological Controls for Shipyards". The provisions of this clause are supplementary to the requirement in Section C-2, General Requirement C-12 entitled "Department of Labor Occupational Safety and Health Standards for Shipbuilding".

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C-38  REACTOR PLANT SPECIAL TOOLING AND TEST EQUIPMENT

     Whereas the parties of this contract have provided under Contract N00024-90-E-3501 for the storage, accountability and use of all reactor plant special tooling and/or special test equipment to which the Government has or will obtain title under this Contract;

         Now, therefore, the parties do agree as follows:

          1. All reactor plant special tooling and special test equipment provided by or acquired for the Government in connection with or under this Contract which meets the definition contained in the "Schedule" of Contract N00024-90-E-3501 is hereby transferred to Contract N00024-90-E-3501.

          2. The Contractor shall have the right to continue rent free use of all property transferred from this Contract to Contract N00024-90-E-3501 pursuant to paragraph 1 above, for the performance of work under this Contract.

          3. The Contractor is responsible for scheduling the use of all such property.

C-39  RECORDING AND MAINTAINING DATA FOR REACTOR PLANT WORK

     The Contractor shall record all data and certify by signature the completion of all actions in connection with the Reactor Plant Work in accordance with NAVSEAINST 9210.23B. All such data and certification shall be retained by the Contractor in accordance therewith.

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C-40  SHIPYARD PHYSICAL SECURITY

(a) In furtherance of the responsibility of the Contractor to provide certain safeguards for its plant and work in process under General Requirement
C-28 "Plant Protection", the Contractor's Shipyard Physical Security Plan, Rev. 6 dated November 30, 1990 is hereby made a part of this contract. It identifies the physical security safeguards that the Contractor will maintain throughout contract performance, and commits the Contractor to make specific improvements or revisions to shipyard physical security measures responsive to the standards of the NAVSEA "Physical Security Standards" of 5 September 1984.

(b) It is understood and agreed that any improvements, modifications, or changes which the Contractor makes to any of its facilities as a result of the aforementioned shipyard physical security plan are not to be directly charged to the Government, but are to be capitalized in accordance with the Contractor's disclosed accounting procedures. In addition, all other shipyard physical security changes required by this plan, including but not limited to personnel, equipment, maintenance, etc., are to be charged and accounted for in accordance with the Contractor's disclosed accounting procedures.

C-41  SPECIAL AGREEMENT REGARDING SWITCHBOARD SUBCONTRACTS
      (NAVSEA)  (FEB 1991)

(a) The Government has an interest in maintaining a competitive market for switchboards to be used on U.S. Naval vessels. The requirements of 10 U.S.C. 2507 result in a major component of certain switchboards (i.e. air circuit breakers) being available from a single domestic source who is also a competitor for such switchboards. Therefore, the Contractor shall evaluate subcontract proposals for such switchboards exclusive of air circuit breaker content or on some other basis that ensures an equitable switchboard competition.

(b) Notwithstanding approval of the Contractor's purchasing system or the thresholds established in the "Subcontracts" clause the Contractor shall, in all cases involving subcontracts which contain air circuit breakers for switchboards, give advance notification to the Contracting Officer and obtain written consent

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                                   SCHEDULE


of the Contracting Officer prior to placing any such subcontract. Such advance notification shall include all information required by the "SUBCONTRACTS (FIXED-PRICE CONTRACTS)" (FAR 52.244-1) clause.

C-42  STANDARDIZATION

Subject to meeting the requirements of the specifications, to the extent that it is reasonably practical, feasible and cost effective, the Contractor shall utilize equipments and components identical to those of the CVN 68 NIMITZ Class Ships. Where equipments or components are not reasonably available, the Contractor shall select hull, mechanical, and electrical components in the following order:

(a) Equipment which meets the requirements of the specifications and is identical to equipments and components of other Aircraft Carriers.

(b) Equipment which meets the requirements of the specifications and which appears in NAVSEA Standard Components List for Hull, Mechanical and Electrical Equipment, NAVSEA S-0300-A-PLL-00-O (standard equipment).

(c)   Equipment which meets the requirements of the specifications.

The vessel under this contract shall have the same general arrangement of fittings, piping, wiring, ship arrangement, and general layout of major machinery, equipment and systems as other CVN 68 Class vessels unless otherwise approved by the Naval Sea Systems Command. All shaft tapers, coupling boxes, and propeller hubs shall be machined to the same templates.

To the greatest extent practicable, the Contractor shall provide for the interchangeability of components within the propulsion machinery, mechanical and electrical auxiliaries, interior communications, weapons control, and electronics equipment.

Among individual components, all similar parts including on-board repair parts, shall be interchangeable without additional machining or selective assembly and with a minimum of hand fitting.

The Contractor shall use appropriate procurement techniques to promote this standardization objective and shall include the substance of this clause in subcontracts and purchase orders.

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C-43  DELETED

C-44  USE OF JIGS, FIXTURES, MODELS, MOCKUPS OR SIMILAR
      NON-RECURRING ITEMS FROM PREVIOUS CVN 68 CLASS CONSTRUCTION
      SHIPS

     The Contractor shall not be required to duplicate jigs, fixtures, models, mock-ups, or similar non-recurring items which were required for previous CVN 68 class construction ships and are fit for such use. In like manner for equipment or components for this contract insofar as such items are of the same design and built using the same technical information as the equivalent equipment or components for previous CVN 68 class ships, the Contractor shall not be required to duplicate special lead unit qualification tests (which term includes shock tests) required for first units, first units on a contract or order, first ship of the class, first ship of the contract, or similarly identified units unless required by the shipbuilding specification for qualification of a new vendor.


C-45  USE OF POWER GRINDERS AND SAWS (NAVSEA) (SEP 1990)

(a) All portable pneumatic grinders or reciprocating saws that are to be used on reactor plant material or equipment or used within the reactor compartment shall be equipped with safety lock-off devices. In addition, the Contractor agrees that all portable pneumatic grinders or reciprocating saws that it purchases or acquires subsequent to the date of this contract, for use in performance of this contract in Naval workplace areas shall be equipped with safety lock-off devices.

(b) A "safety lock-off device" is any operating control which requires positive action by the operator before the tool can be turned on. The lock-off device shall automatically and positively lock the throttle in the off position when the throttle is released. Two consecutive operations by the same hand shall be required first to disengage the lock-off device and then to turn on the throttle. The lock-off device shall be integral with the tool, shall not adversely affect the safety or operating characteristics of the tool, and shall not be easily removable.

(c) Devices, such as a "dead man control" or "quick-disconnect", which do not automatically and positively lock the throttle in the off position when the throttle is released, are not safety lock-off devices.

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C-46  DELETED

C-47  INVENTION RIGHTS

If in the performance of this Contract, the Contractor invents, discovers, conceives, or first actually reduces to practice a patentable invention, the entire right, title and interest in said invention shall be assigned to the Government, subject only to a royalty-free, non-exclusive license in the Contractor to practice the same. The Contractor will submit annually a report, including negative reports, of any such patentable inventions.

C-48  EXCUSABLE DELAY

(a) As used in this contract, "excusable delay" means any delay in delivery beyond the contract delivery date which results from causes described in paragraph (c) of the clause of this contract entitled "Default", provided such causes are determined to be beyond the control of and without the fault or negligence of the Contractor. Upon presentation to the Contracting Officer of sufficient information or data in support of a written request for excusable delay, the Contracting Officer will determine the extent of any such excusable delay and, as appropriate, shall extend the contract delivery date. No adjustment in the target cost, target price, or ceiling price will be made as a result of any extension in contract delivery date granted under this clause.

(b) Any dispute arising under this clause shall be determined in accordance with and subject to the provisions of the "Disputes" clause of this contract.


C-49  PAYMENT OF INVOICES

The parties agree that the Government will promptly make payment upon submission of invoices by the Contractor in accordance with the provisions of this contract. Such payment shall be made within the same time intervals from submission of invoices to receipt of payments by the Contractor as has been the practice for previous contracts between NAVSEA and Newport News Shipbuilding.

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C-50  PROVISIONS RELATING TO MATERIAL FORMERLY FURNISHED BY THE
       GOVERNMENT ON PREVIOUS AIRCRAFT CARRIERS CONTRACTS

Whenever the Contractor is requested or required to provide materials for the construction of CVN 76 which were provided by the Government as Government Furnished Material (GFM) on previous aircraft carrier contracts, the Government agrees that the Contractor can provide those materials to the same criteria that the Government used when procuring and providing those materials including any waivers or deviations granted.

C-51  ACCESS TO THE NAVY SUPPLY SYSTEM

(a) Pursuant to the clause of this contract entitled "GOVERNMENT SUPPLY SOURCES" (FAR 52.251-1) the Contracting Officer hereby authorizes the Contractor to place orders with the Navy Supply System for materials and equipment or other supplies necessary to perform the required work. The Contractor shall make payment on account of materials and equipment and other supplies ordered and/or received in accordance with the normal requirements of the Naval Supply Systems Command, but in no event shall payment in full be later than 30 days after receipt of the NAVSUP Form 1080 provided via the Supervisor to the Contractor for each order. The Contractor shall pay the Naval Supply System any costs for materials, equipments, or other supplies obtained including any surcharges normally charged to any other Naval Supply system user.

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                                   SCHEDULE


(b) This contract has been priced on the basis that, except as specifically provided elsewhere in this contract with regards to Government furnished property, the Contractor shall provide all necessary materials, equipments and supplies for performance of this contract. If the Contractor uses the Naval Supply System, it has elected to use the system for its own convenience to meet its contractual obligations to perform the work under this contract. The Naval Supply System is considered to be an alternate source or vendor of contractor furnished material; therefore materials, equipments, or other supplies ordered and/or obtained from the Naval Supply System are specifically not considered to be Government furnished material, but are considered to be Contractor furnished material. The Government makes no representation as to the availability of materials, equipments, or other supplies for the performance of the work required under this contract, nor shall unavailability, late delivery, delivery of non-conforming supplies, higher costs of the Naval Supply System (if any), or any failure of the Naval Supply System to meet the expectations or requirements of the Contractor constitute excusable delay or grounds for equitable or any other adjustment to the contract or relief from the requirement to perform in accordance with the terms of the contract.

C-52  CLARIFICATION OF "INSURANCE - PROPERTY LOSS OR DAMAGE -
       LIABILITY TO THIRD PERSONS" CLAUSE

The following clarification applies to the first "Provided further" provision of paragraph (a) of Special Contract Requirement H-12, "Insurance--Property Loss of Damage--Liability to Third Persons":

     The risks of loss and damage assumed by the Government addressed in the second sentence of said paragraph (a) include, but are not limited to, losses or damages which are consequences of defective workmanship or defective materials or equipment, or workmanship or materials which do not conform to the requirements of the contract. The contractor is responsible for the inspection, repair, replacement, or renewal of such defects themselves.

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C-53  CONTRACT ADJUSTMENT FOR ENERGY SHORTAGE

      In order to mitigate the impact on the Contractor resulting from substantial interruptions, shortages, reductions, or denials of the following types of energy supplies, including governmental orders issued because of energy shortages and which prohibit the use of such energy supplies or regulate hours or time of work to conserve such supplies (hereinafter referred to as energy shortages):

                      (1) Electricity
                      (2) Fuel Oil
                      (3) Acetylene Gas
                      (4) Propane Gas
                      (5) Coal

      (a) An equitable adjustment in the Target Cost (but excluding adjustment to the Target Profit and Ceiling Price) and contract delivery schedule shall be made in accordance with the procedures of the "Changes" Clause of this Contract, except as otherwise provided in this clause, and as set forth below in (c) and
(d) in the event work under this contract is affected by energy shortages due to causes beyond the control of the Contractor.

      (b) Energy shortages shall be deemed to have occurred whenever the Contractor demonstrates that an energy shortage has occurred and that energy supplies to the Contractor are or have been insufficient to keep the direct charge production work force, excluding salaried personnel (hereinafter referred to as work force), employed on a reasonably productive basis, and that such energy shortage results in more than three (3) working days of delay as calculated in (c) and (d) below. "Working days" are Monday thru Friday, but exclude Contractor recognized holidays.

      (c) The number of working days of delay caused by the energy shortages defined in (b) above shall be determined in the following manner:

      (1) At the end of any calendar month in which the Contractor experienced an energy shortage, establish the total number of working days on which a reduction by pass-out, lay-off, or equivalent actions affecting the work force occurred due to such energy shortages.

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     (2)  At the end of the calendar month involved use the previous fifteen
          (15) normal working days which were not affected by the energy shortage to establish the average manhours incurred per day by the work force for this contract.

     (3) Establish the average manhours incurred per day for the work force for this contract on those working days affected by an energy shortage during the calendar month as identified by (c)(1).

     (4) The average percent work force reduction for the working days identified in (c)(l) for this contract shall be determined by subtracting (c)(3) from (c)(2) and dividing the result by that established in (c)(2).

     (5)  At the end of the calendar month involved use the previous fifteen
          (15) normal working days identified in (c)(2) above which were not affected by the energy shortage to establish the average number of equivalent work force employees (exclusive of overtime) for the total shipyard.

     (6) Establish the average number of equivalent work force employees passed-out, laid-off or equivalent actions per working day due to the energy shortage for the total shipyard for the working days during the calendar month affected by an energy shortage as identified in (c)(l) above.

     (7) The average percent work force reduction for the working days identified in (c)(l) for the total shipyard shall be determined by dividing the answer established in (c)(6) by that established in
          (c)(5).

     (8) The total number of working days of delay occurring in the calendar month involved shall then be determined by the product of the average percent work force reduction for either the total shipyard or for this contract, as determined in (c)(4) and (c)(7), whichever is lesser, and the total number of working days affected by the energy shortage in the calendar month as identified in (c)(1).

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     (9)  The Contractor shall maintain records or reports which show the actual number or equivalent number of work force employees passed-out, laid-off or equivalent actions for the total shipyard as a result of an energy shortage.

               The above can be restated as follows:

                    Number of working days of = (R)(D)
                    delay for calendar month

                    where R = average percent work force reduction
                              as a result of energy shortage.
                              Either total yard or this contract,
                              whichever is lesser.

                          D = Total number of working days for
                              which reduction of the work force
                              occurred because of energy shortage
                              during the calendar month.

(d) No adjustment in the Target Cost or Contract delivery date shall be made under this clause for any monthly period unless more than three (3) working days as calculated results from energy shortages in the calendar month involved. If consecutive working days of delay occur (in excess of three (3) working days) such that it overlaps calendar months, an adjustment shall be made for the entire duration of the delay even though three (3) or less working days occurred in either of the calendar months. The adjustment in target cost for each working day of delay shall be as follows for the respective calendar years shown:


         1995:     $ 32,900          2000:  $609,100
         1996:     $172,300          2001:  $651,400
         1997:     $370,100          2002:  $539,100
         1998:     $514,600
         1999:     $598,400

The contract delivery date shall be adjusted to provide the additional number of working days determined in (c)(8) if such adjustment is more than three (3) working days as described in this paragraph.

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     (e)  It is in the mutual interest of the parties to identify at the earliest possible time potential energy shortages. Early notification to the Contracting Officer is necessary in order that timely action may be taken to minimize the effect of any energy shortage. The Contractor shall give written notice within ten (10) working days on which the energy shortage first causes the Contractor to pass-out or lay-off production work force employees and the Contractor shall not be entitled to an adjustment under this clause due to energy shortages for any period of time more than ten (10) working days prior to the date on which the Contractor gives written notice under this clause. The proposal for adjustment in target cost and delivery schedule, including all calculations and documentation required in accordance with the provisions of the contract shall be submitted within forty-five (45) days from the end of the monthly period affected by an energy shortage which exceeds (3) working days (as determined by paragraphs (c) and (d) of this clause) or any extension thereof as the Contracting Officer may-allow. Further, the Contractor will exercise all reasonable efforts, including exploration into areas of alternate sources of energy and various methods of conservation of internal shipyard reallocation, to mitigate the impact of such energy shortages. In the event of notification of an energy shortage where the lack of energy types described in this clause would cause any of the Contract work to be adversely impacted or delayed at the Contractor's plant, the Contracting Officer will use his best efforts to: (1) provide the necessary priority to enable the Contractor to obtain the shortages identified, or (2) make such types and amounts of energy available from Government sources.

     (f) Requests for equitable adjustment under this clause shall be in accordance with Clause H-6 (Documentation of Request for Equitable Adjustment).

     (g) The provisions of paragraphs (a) through (f) of this clause shall not be included in any subcontracts under this contract.

     (h) The determination that any delay is not a cause for adjustment under this clause will not affect or establish the Contractor's right, if any, to an equitable adjustment in contract delivery schedule for any excusable delays including those resulting from energy shortages.

                                      63
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                                   SCHEDULE


C-54  HYDRA SYSTEM

The contract price is based on the Contractor obtaining the Hydra System in accordance with the shock requirements of Section 9650-2 of the specifications at a cost not to exceed $2,733,768. In the event the Hydra System cannot be obtained at this cost the Contractor shall immediately notify the Government in writing. In the event the Contractor demonstrates that the actual cost of the Hydra System exceeds $2,733,768 and complies with all notification requirements of the contract including Special Contract Requirement H-15 entitled, "Notification of Changes (FT) Alt I", the Contractor shall be entitled to an equitable adjustment in accordance with the "Changes" clause.

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                                   SCHEDULE


SECTION D - PACKAGING AND MARKING

Items 0003, 0004, 0005 and 0006 - All unclassified data shall be prepared for shipment in accordance with best commercial practice.

Item 0007 - The parts ordered hereunder shall be cleaned, preserved, packaged, packed and marked in accordance with instructions provided by the Contracting Officer, provisioning activity or ACO. When not otherwise instructed, spare and repair parts shall be cleaned, preserved, packaged, packed and marked Level A in accordance with Military Specification MIL-E-17555H, dated 15 November 1984.

D-1  IDENTIFICATION MARKING OF PARTS (NAVSEA) (MAY 1993)

(a) Identification marking of individual parts within the systems, equipments, assemblies, subassemblies, components, groups, sets or kits, and of spare and repair parts shall be done in accordance with applicable specifications and drawings. To the extent identification marking of such parts is not specified in applicable specifications or drawings, such marking shall be accomplished in accordance with the following:

     (1) Parts not manufactured to Government specifications shall be marked in accordance with generally accepted commercial practice.

     (2) Parts manufactured to Government specifications shall be marked as follows:

          (i) Electrical Parts - that is, all parts in electrical equipments and electrical parts when used in equipments which are not electrical in nature (e.g., electric controls and motors in a hydraulic system) - shall be identified and marked in accordance with MIL-STD-1285B dated 2 April 1990, or, where MIL-STD-1285B does not cover such a part, in accordance with MIL-STD-130G dated 11 October 1988. Requirements of MIL-STD-1686b dated 31 December 1992 for Electrostatic Discharge Control shall be addressed.

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                                                                N00024-95-C-2106
                                   SCHEDULE

          (ii) Electronic Parts - that is, all parts in electronic equipments and electronic parts when used in equipments which are not electronic in nature (e.g., electronic fuel controls in some engines) - shall be identified and marked in accordance with Requirement 67 of MIL-STD-454N dated 30 June 1992. Requirements of MIL-STD-1686B for Electrostatic Discharge Control shall be addressed.

          (iii) Parts other than electrical or electronic parts (as described above) shall be identified and marked in accordance with MIL-STD-13OG.

(b) In cases where parts are so small as not to permit identification marking as provided above, such parts shall be appropriately coded so as to permit ready identification.

D-2 MARKING AND PACKING LIST(S) (NAVSEA) (MAY 1993)

(a) Marking. Shipments, shipping containers and palletized unit loads shall be marked in accordance with MIL-STD-129L dated 15 October 1990 with Notice 1 dated 10 January 1992.

(b) Packing List(s). A packing list (DD Form 250 Material Inspection and Receiving Report may be used) identifying the contents of each shipment, shipping container or palletized unit load shall be provided by the Contractor with each shipment in accordance with the above cited MIL-STD. When a contract line item identified under a single stock number includes an assortment of related items such as kit or set components, detached parts or accessories, installation hardware or material, the packing list(s) shall identify the assorted items.

     Where DD Form 1348-1 or DD Form 1348-1A is applicable and an assortment of related items is included in the shipping container, a packing list identifying the contents shall be furnished.

(c) Master Packing List. In addition to the requirements in paragraph (b) above, a master packing list shall be prepared where more than one shipment, shipping container or palletized unit load comprise the contract line item being shipped. The master packing list shall be attached to the number one container and so identified.

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                                   SCHEDULE

(d) Part Identification. All items within the kit, set, installation hardware or material shall be suitably segregated and identified within the unit pack(s) or shipping container by part number and/or national stock number. Refer to the above cited MIL-STD for markinq of assorted (related-unrelated) items.

D-3 MARKING OF REPORTS (NAVSEA) (SEP 1990)

All reports delivered by the Contractor to the Government under this contract shall prominently show on the cover of the report:

     (1)  name and business address of the Contractor
     (2)  contract number
     (3)  contract dollar amount
     (4)  whether the contract was competitively or non-competitively awarded
     (5)  sponsor:
                       ------------------------------
                       (Name of Individual Sponsor)


                       ------------------------------
                       (Name of Requiring Activity)


                       -----------------------------
                       (City and State)

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                                   SCHEDULE


SECTION E - INSPECTION AND ACCEPTANCE

CLIN 0001 and 0002:
-------------------

E-1  INSPECTION AND ACCEPTANCE OF VESSEL(S)

The ship shall be constructed, inspected and accepted at the following location:

          Newport News Shipbuilding
          4101 Washington Avenue
          Newport News, Virginia 23607

The procedures for inspection and acceptance of the ship shall be as set forth in this Section E and the "INSPECTION" and DELIVERY OF COMPLETED VESSEL" clauses of this contract.

E-2 PRELIMINARY ACCEPTANCE (AT) (NAVSEA) (JAN 1983)

Upon satisfactory completion of the applicable trial requirements and upon delivery as provided in Section F of this contract, each vessel shall be preliminarily accepted.

E-3 FINAL ACCEPTANCE (AT) (NAVSEA) (JAN 1983)

Each vessel shall be finally accepted upon the expiration of its guaranty period.

E-4 GUARANTY PERIOD (FT) (NAVSEA) (JAN 1990)

(a) As used in this contract, the term "defects" includes any and all defects, deficiencies, deteriorations, and failure in the vessel(s). There shall be a guaranty period for each vessel beginning at the time of preliminary acceptance and ending either eight (8) months after completion of the fitting out period of the vessel, or ten (10) months after preliminary acceptance, whichever first occurs, unless extended as provided in paragraph (b) below.

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                                   SCHEDULE

(b) The guaranty period for each vessel shall be extended by the time during which such vessel is not available for unrestricted service by reason of any defects for which the Contracting Officer shall determine the Contractor to be responsible. During said period the vessel, after being fully equipped and armed and in all respects complete and ready for service, may be finally tried by and at the expense of the Government under conditions prescribed by the Secretary of the Navy. The Contractor may, with approval of the Contracting Officer, have an engineer on board such vessel during such period. Such engineer shall have every reasonable opportunity to inspect the working of such vessel in all its parts but shall have no power to direct or control its operation.

E-5 INSPECTION FACILITIES (FT) (NAVSEA) (JAN 1990)

The facilities to be provided pursuant to paragraph (d) of the clause entitled "INSPECTION OF SUPPLIES--FIXED-PRICE (FT) (JUL 1985) - ALTERNATE I (JUL 1985) (DEVIATION 89-915 - 29 JUN 1989" (FAR 52.246-2) shall be equal to those provided by the Contractor for his use for generally similar purposes, and shall include offices and related equipment; drafting rooms; convenient parking facilities; equipment for reproduction of such items as plans, booklets, test memoranda and allowance lists; and telephones connected to the Contractor's and local telephone system. Toll charges for the Supervisor's calls will be paid by the Government. In lieu of providing reproduction equipment, the Contractor may provide reproduction services to the Supervisor. Assistance shall include services necessary in testing or handling machinery, equipment, and materials for the purpose of inspection or test.

E-6 LIMITATION OF CONTRACTOR'S LIABILITY FOR CORRECTION OF DEFECTS (FT) (NAVSEA) (JAN 1990)

The liability of the Contractor as to any vessel for the correction of defects, as determined pursuant to the "INSPECTION" and "GUARANTY PERIOD" requirements of this contract, discovered during the guaranty period (other than defects resulting from fraud or such gross mistakes as amount to fraud) shall be limited to $10,000,000 of actual incurred cost.

CLIN 0003 and 0006 - Inspection and acceptance of data Item(s) 0003 and 0006 shall be as specified on the attached Contract Data Requirements List(s), DD Form 1423s, Exhibits "A" and "B" attached hereto.

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                                   SCHEDULE

CLIN 0004 - The Government may accept, conditionally accept, or reject the Provisioning Technical Documentation (PTD) within sixty days after its delivery, or as specified on the applicable CDRL(s). A notice of conditional acceptance shall state any corrective action required by the Contractor. If PTD is rejected, the Contractor may be required, at the option of the Government, to correct any or all of the PTD. The Contractor shall at no additional cost to the Government make any necessary changes, modifications or corrections to the PTD. The Government shall take action on the corrected PTD within sixty (60) days after receipt of corrected PTD. Government action under this requirement shall not affect or limit any other rights it may have under this contract.

CLIN 0007 - Inspection and acceptance of parts ordered hereunder shall be as established in each PIO. Unless otherwise stated in the PIO, parts shall be inspected and accepted at source by a representative of the Contract Administration Office.

CLAUSES INCORPORATED BY REFERENCE

FAR
SOURCE                               TITLE AND DATE
------                               --------------

52.246-2                             INSPECTION OF SUPPLIES--FIXED PRICE
and Alt. I                           (JUL 1985) AND ALTERNATE I (JUL 1985)
                                     (Applicable to Item 0007 only)

52.246-4                             INSPECTION OF SERVICES--FIXED PRICE
                                     (FEB 1992)

52.246-16                            RESPONSIBILITY FOR SUPPLIES (APR 1984)

CLAUSES INCORPORATED IN FULL TEXT

FAR 52.246-11 HIGHER-LEVEL CONTRACT QUALITY REQUIREMENT (GOVERNMENT SPECIFICATION) (APR 1984)

(a) Definition. "Contract date," as used in this clause, means the date set forth for bid opening, or, if this is a negotiated contract or a modification, the effective date of this contract or modification.

(b) The Contractor shall comply with the specifications titled MIL-Q-9858A, in effect on the contract date, which is hereby incorporated into this contract.

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                                                                N00024-95-C-2106
                                   SCHEDULE

SECTION F - DELIVERIES OR PERFORMANCE

Items 0001 and 0002
-------------------

     (a) The Contractor shall deliver the vessel, complete with on-board repair parts, to the Government dockside at the Contractor's plant in accordance with the requirements of this contract, including the requirements of Special Contract Requirement H-5 entitled "Delivery of Completed Vessel", and in accordance with the following schedule:

DESIGNATION OF VESSEL         REQUIRED DELIVERY DATE
---------------------         ----------------------

       CVN-76                     December, 2002

     The vessel shall be constructed at the Contractor's plant located at Newport News, Virginia.

     The Contractor shall schedule his work on a basis that will permit delivery of the outfitted ship approximately eight weeks after the builders' (initial) sea trials and approximately six weeks after the acceptance trial. In this regard, the Contractor shall submit to the Supervisor of Shipbuilding for approval a schedule of completion and turn-over of systems, operating spaces and storerooms to the Ship's Force. This schedule shall provide for necessary outfitting prior to builders' (initial) sea trials and for completion of all outfitting prior to delivery.

CLIN 0003 and 0004 - All data to be furnished under this contract shall be delivered prepaid, unless otherwise specified, to destination(s) at the time(s) specified in the Contract Data Requirements List(s), DD Form 1423s, Exhibits "A" and "B" attached hereto.

CLIN 0005 - Technical Manual Requirements shall be in accordance with Contract Data Requirements List(s), DD Form 1423s, Exhibits "A" and "B" attached hereto.

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                                                                N00024-95-C-2106
                                   SCHEDULE


CLIN 0007 - Parts shall be delivered in accordance with the delivery schedule established in each PIO. Unless otherwise stated in the PIO, parts shall be delivered free of expense to the Government in accordance with instructions specified in the clause hereof entitled "F.O.B. ORIGIN" (FAR 52.247-29) at or near the Contractor's plant for shipment at Government expense (normally on Government bill(s) of lading).

CLAUSES INCORPORATED BY REFERENCE

FAR
SOURCE         TITLE AND DATE
------         --------------

52.212-13      STOP-WORK ORDER (AUG 1989)

52.212-15      GOVERNMENT DELAY OF WORK (APR 1984)

52.247-29      F.O.B. ORIGIN (JUN 1988)

52.247-52      CLEARANCE AND DOCUMENTATION REQUIREMENTS--SHIPMENTS TO DOD AIR OR
               WATER TERMINAL TRANSSHIPMENT POINTS (APR 1984)

52.247-55      F.O.B. POINT FOR DELIVERY OF GOVERNMENT-FURNISHED
               PROPERTY (APR 1984)

52.247-58      LOADING, BLOCKING AND BRACING OF FREIGHT CAR
               SHIPMENTS (APR 1984)

52.247-61      F.O.B. ORIGIN--MINIMUM SIZE OF SHIPMENTS (APR
               1984)

52.247-65      F.O.B. ORIGIN, PREPAID FREIGHT--SMALL PACKAGE
               SHIPMENTS (JAN 1991)

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                                   SCHEDULE



CLAUSES INCORPORATED IN FULL TEXT

FAR 52.212-9 VARIATION IN QUANTITY (APR 1984)

(a) A variation in the quantity of any item called for by this contract will not be accepted unless the variation has been caused by conditions of loading, shipping, or packing, or allowances in manufacturing processes, and then only to the extent, if any, specified in paragraph (b) below.

(b)  The permissible variation shall be limited to:

     0% percent increase

     0% percent decrease

This increase or decrease shall apply to all items.

                                       73
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                                                                N00024-95-C-2106
                                   SCHEDULE

SECTION G-CONTRACT ADMINISTRATION DATA

(a) Enter below the Contractor's address for receipt of payment if such address is different from the address shown on the SF 26 or SF 33, as applicable.

     Newport News Shipbuilding and Dry Dock Company
--------------------------------------------------------------------------------
     P.O. Box 79118
--------------------------------------------------------------------------------
     Baltimore, Maryland 21279-0118
--------------------------------------------------------------------------------

(b) Enter below the address (street and number, city, county, state and zip code) of the Contractor's facility which will administer the contract if such address is different from the address shown on the SF 26 or SF 33, as applicable.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PURCHASING OFFICE REPRESENTATIVE:  COMMANDER
                                   ATTN: Mr. Jim Lofgren 02215
                                   NAVAL SEA SYSTEMS COMMAND
                                   2531 JEFFERSON DAVIS HWY
                                   ARLINGTON VA 22242-5160
                                   Telephone No. 703/602-75l9



--------------------------------------------------------------------------------
NAME OF OFFEROR OR CONTRACTOR:  Newport News Shipbuilding and
                                Dry Dock Company


                                                                N00024-95-C-2106
                                   SCHEDULE

SECTION H - SPECIAL CONTRACT REQUIREMENTS

            NUMBER                      TITLE                              PAGE
            ------                      -----                              ----

H-1   NAVSEA 5252.202-9101   ADDITIONAL DEFINITIONS (FT) ALT II              77
H-2   NAVSEA 5252.228-9104   ADDITIONAL INSURANCE PROVISIONS (FT)            79
H-3   NAVSEA 5252.245-9127   ADDITIONAL PROVISIONS RELATING TO
                             GOVERNMENT PROPERTY (FT)
H-4   NAVSEA 5252.216-9100   COMPENSATION ADJUSTMENTS (LABOR
                             AND MATERIAL) (FI)                              83
H-5   NAVSEA 5252.246-9128   DELIVERY OF COMPLETED VESSEL (FT)               94
H-6   NAVSEA 5252.233-9103   DOCUMENTATION OF REQUESTS FOR
                             EQUITABLE ADJUSTMENT (AT) ALT I                 97
H-7   NAVSEA 5252.233-9107   EQUITABLE ADJUSTMENTS: WAIVER AND
                             RELEASE OF CLAIMS (AT)                          10
H-8                          DELETED                                         10
H-9   NAVSEA 5252.232-9108   FINAL SETTLEMENT (FT)                           10
H-10  NAVSEA 5252.225-9100   FOREIGN SHIPYARD CONSTRUCTION
                             PROHIBITION (AT)                                1C
H-ll  NAVSEA 5252.227-9113   GOVERNMENT-INDUSTRY DATA EXCHANGE
                             PROGRAM                                         1C
H-12  NAVSEA 5252.228-9105   INSURANCE-PROPERTY LOSS OR
                             DAMAGE-LIABILITY TO THIRD PERSONS (FT)          1C
H-13  NAVSEA 5252.245-9124   LIENS AND TITLE (FI)                            lt
H-14  NAVSEA 5252.227-9112   LOGISTIC SUPPORT REQUIREMENT (AT)               1C
H-15  NAVSEA 5252.243-9105   NOTIFICATION OF CHANGES (FT) ALT I              lt
H-16  NAVSEA 5252.243-9113   OTHER CHANGE PROPOSALS (FT) ALT I               12
H-17  NAVSEA 5252.232-9105   PAYMENTS (FI)(DEVIATION)                        1
H-18  NAVSEA 5252.215-9l06   PRICE ADJUSTMENT FOR CHANGES
                             IN FEDERAL LAW (FT)                             1;
H-19  NAVSEA 5252.227-9100   PROTECTION OF NAVAL NUCLEAR
                             PROPULSION INFORMATION                          1
H-20                         DELETED                                         1:
H-21  NAVSEA 5252.246-9124   SHIPBUILDING SUPPORT OFFICE
                             SCHEDULES (AT)                                  1:
H-22  NAVSEA 5252.244-9102   SUBCONTRACTING OF NUCLEAR ENGINEERING
                             EFFORT (AT)                                     1:
H-23  NAVSEA 5252.227-9101   TRANSMISSION ABROAD OF EQUIPMENT OR
                             TECHNICAL DATA RELATING TO THE NUCLEAR
                             PROPULSION OF NAVAL SHIPS                       1

                                      75
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                                                                N00024-95-C-2106
                                   SCHEDULE

SECTION H - SPECIAL CONTRACT REQUIREMENTS (CONTINUED)


            NUMBER                      TITLE                              PAGE
            ------                      -----                              ----
H-24                         DELETED                                         1
H-25  NAVSEA 5252.227-9114   UNLIMITED RIGHTS IN TECHNICAL
                             DATA-NUCLEAR PROPULSION PLANT SYSTEMS           1
H-26  NAVSEA 5252.209-9102   WEIGHT CONTROL                                  13
H-27  NAVSEA 5252.245-9115   RENT-FREE USE OF GOVERNMENT PROPERTY            13
H-28  NAVSEA 5252.231-9109   PRECONTRACT COSTS                               13

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                                                                N00024-95-C-2106
                                   SCHEDULE

H-1 NAVSEA 5252.202-9l0l                          ADDITIONAL DEFINITIONS (FT) -
                                                  ALTERNATE II (MAY 1993)

As used throughout this contract, the following terms shall have the meanings set forth below:

(a) DEPARTMENT - means the Department of the Navy.

(b) COMMANDER, NAVAL SEA SYSTEMS COMMAND - means the Commander of the Naval Sea Systems Command of the Department of the Navy or his duly appointed successor or duly authorized representative.

(c) NAVSEA 08 - means the Deputy Commander, Nuclear Propulsion Directorate, Naval Sea Systems Command of the Department of the Navy.

(d) SUPERVISOR - means the cognizant Supervisor of, Shipbuilding, Conversion and Repair, Department of the Navy.

(e) PROJECT MANAGER (SHAPM)(PMS) - means the PMS 312 Program Manager, or his duly appointed successor or duly authorized representative, of the Naval Sea Systems Command of the Department of the Navy.

(f) LEAD SHIPBUILDER, LEAD YARD OR LEAD SHIPYARD - means Newport News Shipbuilding and Drydock Company in its capacity as Contractor under Contract No. N00024-67-C-0325 for the construction of the USS NIMITZ (CVN 68).

(g) FOLLOW SHIPBUILDER, FOLLOW YARD OR FOLLOW SHIPYARD - means a prime contractor performing a contract for the construction of follow ships of the NIMITZ Class.

(h) LEAD SHIP OR FIRST SHIP OF THE CLASS - means the USS NIMITZ (CVN 68).

(i) FOLLOW SHIP - means any ship of the NIMITZ Class other than the first ship.

(j) ADJUSTMENT IN CONTRACT PRICE - means adjustment in target cost, target profit, target price and ceiling price or fixed price, as appropriate under the circumstances and except as otherwise provided in the contract.

(k) DESIGN AGENT - means Newport News Shipbuilding in its capacity as Design Agent, not in its capacity as shipbuilding contractor.

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                                   SCHEDULE

(1) NATIONAL STOCK NUMBERS - Whenever the term Federal Item Identification Number and its acronym FIIN or the term Federal Stock Number and its acronym FSN appear in the contract, order or their cited specifications and standards, the terms and acronyms shall be interpreted as National Item Identification Number (NIIN) and National Stock Number (NSN) respectively which shall be defined as follows:

     1. National Item Identification Number (NIIN). The number assigned to each approved Item Identification under the Federal Cataloging Program. It consists of nine numeric characters, the first two of which are the National Codification Bureau (NCB) Code. The remaining positions consist of a seven digit non-significant number.

     2. National Stock Number (NSN). The National Stock Number (NSN) for an item of supply consists of the applicable four position Federal Supply Class (FSC) plus the applicable nine position National Item Identification Number (NIIN) assigned to the item of supply.

(m) NAVY REORGANIZATION - Pursuant to the reorganization within the Department of the Navy, effective 1 July 1974, The Naval Sea Systems Command has become the successor to the Naval Ship Systems Command and the Naval Ordnance Systems Command. The Naval Ship Systems Command was the successor to the Bureau of Ships. The Naval Ordnance Systems Command and the Naval Air Systems Command were the successors to the Bureau of Naval Weapons, which was the successor to the Bureau of Ordnance and the Bureau of Aeronautics. Accordingly, as appropriate in view of the foregoing, reference in the contract and in the documents referenced therein to the Naval Ship Systems Command, the Bureau of Ships, the Naval Ordnance Systems Command, the Naval Air Systems Command, the Bureau of Naval Weapons, the Bureau of Ordnance or the Bureau of Aeronautics shall be deemed to refer to the Naval Sea Systems Command.

(n) REFERENCES TO ARMED SERVICES PROCUREMENT REGULATION OR DEFENSE ACQUISITION REGULATION - All references in this document to either the Armed Services Procurement Regulation (ASPR) or the Defense Acquisition Regulation (DAR) shall be deemed to be references to the appropriate sections of the Federal Acquisition Regulation (FAR) and the Defense FAR Supplement (DFARS).

                                      78
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                                                                N00024-95-C-2106
                                   SCHEDULE

(o) REFERENCES TO THE FEDERAL ACQUISITION REGULATION (FAR) - All references to the FAR in this contract shall be deemed also to include the Defense PAR Supplement (DFARS), unless clearly indicated otherwise.

H-2 NAVSEA 5252.228-9104                              ADDITIONAL INSURANCE
                                                      PROVISIONS (FT) (JAN 1990)

(a) The provisions contained in the standard form of Marine Builder's Risk (Navy Form - Syndicate) policy referred to in paragraph (a) of the requirement of this contract entitled "INSURANCE--PROPERTY LOSS OR DAMAGE--LIABILITY TO THIRD PERSONS"..." with leave to fire guns and torpedoes, but no claim to attach thereto for loss of or damage to the vessel or machinery unless the accident results in a total loss of a vessel," shall not include, or be construed as including, any operation conducted under the "General Scope of Work" and "Specifications" paragraphs of Section C of this contract; and further, the operations referred to in these aforesaid paragraphs shall not be deemed to be "warlike operation" as used in the Collision Liability and Protection and Indemnity Liabilities (Government Syndicate Form) policy referred to in paragraph (b) of the requirement of this contract entitled "INSURANCE--PROPERTY LOSS OR DAMAGE--LIABILITY TO THIRD PERSONS". Further, the Contractor shall not carry Collision Liability and Protection and Indemnity Liabilities insurance (Government Syndicate Form) referred to in the first sentence of paragraph (b) of the requirement of this contract entitled "INSURANCE--PROPERTY LOSS OR DAMAGE--LIABILITY TO THIRD PERSONS" during the period of the performance of the underway trials required by this contract, and the Government will indemnify the Contractor against liability (including expenses incidental thereto) to third persons which would have been covered by the aforesaid insurance if the Contractor had carried such insurance during the period stated above; provided, however, that the Contractor shall not be relieved of any other obligations required by the aforesaid paragraph (b) of the "INSURANCE--PROPERTY LOSS OR DAMAGE--LIABILITY TO THIRD PERSONS" requirement.

(b) Notwithstanding any provisions to the contrary in paragraph (a) of the requirement entitled "INSURANCE-PROPERTY LOSS OR DAMAGE-LIABILITY TO THIRD PERSONS", the assumption by the Government of the risk of loss of or damage to the vessels and the materials and equipment therefor provided for by the aforesaid paragraph (a) of the requirement entitled "INSURANCE-PROPERTY LOSS OR DAMAGE-LIABILITY TO THIRD PERSONS", shall continue until the expiration of the guaranty periods of the

                                      79
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                                                                N00024-95-C-2106

                                   SCHEDULE


vessels, or until completion of all work under this contract, whichever is later. The Government does not, however, assume the risk of loss of or damage to any equipment which results from a defect in a part thereof for which the Contractor is responsible pursuant to the "PRELIMINARY ACCEPTANCE", "GUARANTY PERIOD", or "INSPECTION OF SUPPLIES--FIXED-PRICE (FT) (JUL 1985) - ALTERNATE I (JUL 1985) (DEVIATION 89-915 - 29 JUN 1989)" (FAR 52.246-2) requirements of this contract. The term "equipment" as used in the preceding sentence means the largest integrated unit (e.g., component, subassembly, or individual system, as the case may be) furnished by the same supplier who furnished the part causing the loss or damage.

(c) Any material furnished by the Government under this contract shall be deemed to be materials or equipment for the vessels within the meaning of the "INSURANCE-PROPERTY LOSS OR DAMAGE-LIABILITY TO THIRD PERSONS" requirement hereof.

(d) It is understood that the operation of firing explosive charges to eject missiles is an operation conducted under the "General Scope of Work" and "Specifications" paragraphs of Section C of this contract, and accordingly, this requirement applies to such operations.

(e) The Government's liability under the last sentence of paragraph (a) of this requirement, paragraph (b) of the requirement of this contract entitled "INSURANCE-PROPERTY LOSS OR DAMAGE-LIABILITY TO THIRD PERSONS," and the Collision Liability and Protection and Indemnity Liabilities Insurance forms set forth in the pamphlet entitled "Standard Forms of Marine Builders Risk (Navy Form Syndicate) and War Damage Insurance Policies, Referred to in Vessel Contracts of the Bureau of Ships" dated 23 November 1942, is subject to the availability of appropriated funds at the time a contingency occurs. Nothing in this contract shall be construed as implying that the Congress will, at a later date, appropriate funds sufficient to meet deficiencies.

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H-3 NAVSEA 5252.245-9127              ADDITIONAL PROVISIONS
                                      RELATING TO GOVERNMENT
                                      PROPERTY (FT) (JAN 1990)

(a) The Contracting Officer may increase the amount of property to be furnished under this contract and the contract shall be equitably adjusted to reflect such increase in accordance with procedures of the "CHANGES" clause of the contract.

(b)(l) As to all equipments listed in NAVSEA Form 4205/19 or Schedule A, as applicable, which will be permanently installed or otherwise will be built into the vessel(s), the AN nomenclature or other model designations given therein are to indicate only the basic description of equipments to be furnished and do not indicate the specific model or manufacturer's equipment that will be furnished. The Government may furnish, without issuing a change under the "CHANGES" clause of the contract, other equipments bearing nomenclature and model designations which further define the specific equipment to be furnished and to further substitute other equipments with different nomenclature or model designations as long as they are geometrically congruent dimensionally, and mechanically and electrically interchangeable with the equipment identified in NAVSEA Form 4205/19 or Schedule A, as applicable.

     (2) As to all equipments listed in NAVSEA Form 4205/19 or Schedule A, as applicable, which are portable in nature and require only means for stowage in the vessel(s), the AN nomenclature or other model designations given therein are to indicate only the basic description of the equipments to be furnished. The Government may furnish, without issuing any change under the "CHANGES" clause of the contract, other equipments bearing different AN nomenclature or other model designations as long as the equipments furnished are functionally interchangeable with the equipments specified in NAVSEA Form 4205/19 or Schedule A, as applicable, and no changes in ship stowage provisions are required.

(c) Unless otherwise specifically directed by the Supervisor, nonreusable crates and other nonreusable packaging in which Government Property is delivered to the Contractor shall become the property of the Contractor upon removal of the packaged or crated material, in which event such crates and other packaging shall not be subject to the provisions of the clause of this contract entitled "GOVERNMENT PROPERTY (FIXED-PRICE CONTRACTS) (FT) (DEC 1989) AND ALTERNATE I (APR 1984)(DEVIATION) (OCT 1993)" (FAR 52.245-2).

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(d) Any packaging or preparation for delivery or for other disposal of
Government Property by the Contractor at the direction or authorization of the Contracting Officer pursuant to paragraph (i) of the clause of this contract entitled "GOVERNMENT PROPERTY (FIXED-PRICE CONTRACTS)" shall be provided for by change order and an appropriate adjustment shall be made in the contract price in accordance with the clause of the contract entitled "CHANGES".

(e)(l) In addition to the equipments listed on NAVSEA Form 4205/19 or Schedule A, as applicable, the Government may provide installation and checkout (I&C) spares. The Contractor shall provide segregated stowage and inventory management for Government furnished I&C spares. These I&C spares will be pre-positioned by the Government at the shipyard for use by Contractor or Government personnel for the installation and checkout of Government Furnished Equipment (GFE). The Contractor shall maintain these spares in a suitable warehouse accessible 24 hours per day during GFE installation and checkout, in accordance with the ship construction test program. I&C spares do not include parts to support installation and checkout of reactor plant equipment. Requirements governing such reactor plant repair parts, known as Shipyard Load List (SLL) parts, are defined in the ship specification.

     (2) The Contractor shall provide proposed I&C storage, inventory management and issue procedures for Government review and approval. These procedures shall address the Contractor's methods for receipt inspection, identification of damage, control of sensitive material, special environmental capabilities, security and availability of timely status information. The procedures must take into consideration any special requirements associated with electronic components such as electrostatic discharge precautions. The procedures should reference applicable military or commercial standards used in management of I&C spares. A list of planned I&C spares, estimated volume, and special requirements will be provided by the Government to allow for warehouse planning.

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H-4 NAVSEA 5252.216-9100                            COMPENSATION ADJUSTMENTS
                                                    (LABOR AND MATERIAL) (FI)
                                                    (JAN 1990)

(a) General
    -------

     (1) The contract price(s) agreed to by the parties reflect the price levels of the base periods identified in paragraph (d) below. It is anticipated that the Contractor's actual costs may vary from the price levels of the base periods and the parties desire to provide for adjustment to compensation to reflect such variations. However, regardless of the actual variations in the costs experienced during the period of performance, adjustments in compensation because of such variations shall be computed and effected in accordance with the procedures specified herein.

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     (2) Except as hereinafter provided in paragraph (e)(3), adjustments in compensation shall be made in respect to each individual vessel for each monthly period commencing September 1994 and ending with the monthly period in which the actual delivery of the last vessel to be delivered under the contract occurs or the monthly period in which the "Post Delivery Date" (see paragraph (a)(3) below) of the last vessel occurs, whichever is later. For the purpose of this requirement, a "monthly period" or "monthly period involved" shall mean the Contractor's normal accounting month.

     (3) The "Post Delivery Date" for the purpose of this requirement is defined as a date eiqht (8) months after the contract delivery date of the applicable vessel set forth in Section F, "DELIVERIES OR PERFORMANCE".

(b) Pricing of Changes

     (1) The costs subject to adjustment under this requirement include the costs of performance of changes or other work for which the contract price(s) is(are) subject to equitable adjustment pursuant to the "CHANGES" clause or pursuant to other requirements of the contract. Accordingly, equitable adjustments to the contract price(s) shall be determined on the basis of actual and/or projected direct material costs, direct labor costs and indirect costs de-escalated to price levels of the base periods identified in paragraph (d) below. The method of de-escalation shall be the same as that set forth in paragraph (e) for determining compensation adjustments and base costs.

     (2) In the event and to the extent that work authorized under the "CHANGES" clause results or will result in costs being incurred with respect to a vessel after the monthly period commencing subsequent to the Post Delivery Date of such vessel (or, in the case of the last vessel to be delivered, the monthly period commencing subsequent to the actual delivery date if such date occurs after the Post Delivery Date), the equitable adjustment for such change shall take account of such costs at their estimated actual value(s) rather than at the base period value(s) provided for in paragraph (b)(l) above. The costs included in the aforementioned equitable adjustment(s) shall be adjusted to preclude payment of any costs reimbursed under this requirement.

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(c)  Cost Subject to Compensation Adjustment
     ---------------------------------------

     (1) For the purpose of this requirement, the total allowable costs in the following categories shall be subject to monthly compensation adjustment:

       a  Selected employee benefits

          1  FICA (indirect costs)

          2  State and Federal Workmen's Compensation
                (indirect costs)

          3  Unemployment Compensation (indirect costs)

          4  Disability (indirect costs)

          5  Federally Mandated National Health Program
                (indirect costs)

          6 Federally Mandated changes to hours of work per week or per day and changes to the payment of overtime (indirect and direct costs)

       b  Selected energy costs (indirect costs)

          1  Electricity

          2  Fuel oils

             (i)   Bunker C (No. 6)

             (ii)  Diesel 260 (No. 2 by gallon and drum)

          3  Coke

          4  Coal

       c Ninety-five percent of indirect costs other than indirect costs in (c) (1) a and b above

       d  One hundred percent of direct labor costs

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       e  One hundred percent of direct material costs

     (2) Within 30 days after the end of each monthly period with respect to each individual vessel, the Contractor shall submit to the Government: (i) a certified statement of the costs incurred for that vessel during that monthly period (monthly costs) and (ii) a certified statement of the total cumulative costs incurred for that vessel from the effective date of the contract to the end of that monthly period (total costs). The statement of monthly costs shall separately identify the direct material costs, the direct labor costs and the indirect costs. With respect to indirect costs, the statement of monthly costs shall state separately from all other indirect costs (i) the monthly incurred selected employee benefit costs of the type identified in paragraph (c)(l)a above, (ii) the monthly incurred selected energy costs of the type identified in paragraph (c)(l)b above, and (iii) the ninety-five percent of indirect costs subject to compensation adjustment.

          a The monthly selected employee benefit costs for the vessel involved shall be the product obtained by multiplying the yard-wide total selected employee benefit costs of the type identified in paragraph (c)(l)a above by the amount of total overhead dollars, allocated to each vessel for the monthly period involved and the product shall be divided by yard-wide total overhead dollars, for the monthly period involved.

          b The monthly incurred selected energy costs for the vessel involved shall be the product obtained by multiplying the yard-wide total selected energy costs of the type identified in paragraph (c)(l)b above by the amount of general overhead dollars, allocated to each vessel for the monthly period involved and the product shall be divided by the total yard-wide general overhead dollars for the monthly period involved.

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     (3)  For the purpose of this requirement:

          a "Direct material costs", "direct labor costs", and "indirect costs" shall have the meaning set forth in Part 31 of the Federal Acquisition Regulation (FAR) and Part 231 of the Department of Defense FAR Supplement (DFARS) in effect on the effective date of this contract.

          b "Monthly costs" and "total costs" shall include only "incurred costs" and "allowable costs" as those terms are defined in paragraph (f) of the requirement entitled "PAYMENTS" except that "incurred costs" for material shall include the full amounts of all billings received from vendors during the monthly period involved irrespective of whether the Contractor has paid the full amount of such billings. Further, on this contract, the imputed cost of facilities capital shall not be treated as an "incurred cost" and shall be a separate reimbursement and shall not be included in any target price or ceiling price and is outside the incentive price revision formula.

     (4) The costs identified in this paragraph (c) shall be subject to audit and inspection by the Contracting Officer in accordance with paragraph (h) of the requirement entitled "PAYMENTS."

(d)  Cost Indices
     ------------

     (1) Selected employee benefits compensation adjustments shall be based on changes in the monthly average hourly cost of these benefits. For the month involved, the average hourly cost of the benefits listed in (c)(l)a above shall be determined by dividing the total costs recorded (including adjustments made at the end of the accounting year and included in the calculations for the month
of December         ) in the Contractor's accounts for the items listed in
(c)(l)a above by the total of direct and indirect labor hours charged to all product lines and to plant under construction accounts and the result shall be carried to the same number of decimal places as the index value for the base period as shown in paragraph (d)(8) below. Monthly average hourly cost is the index for computing selected employee benefits compensation adjustments under paragraph (e) below.

     (2) Selected energy costs compensation adjustments shall be based on the following:

          a Electricity and fuel oil compensation adjustments shall be based on changes in the average monthly unit values of those costs. Monthly unit values for electricity costs and fuel oil costs listed in (c)(l)b above shall be computed by dividing

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the total usage amount of each such energy cost element during that monthly period for the Contractor's entire yard into the total purchase cost billed to the Contractor for the total usage amount of each such energy cost element and the result shall be carried to the same number of decimal places as the index values for the base periods as shown in paragraph (d)(8) below. Average monthly unit values are the indices for computing electricity and fuel oil compensation adjustments under paragraph (e) below.

          b Coke and coal compensation adjustments under paragraph (e) below shall be based on changes in the following wholesale price indices published monthly by the Bureau of Labor Statistics (BLS): Coke shall be based on Code 052, Coke (Foundry By-product), and coal on Code 051, Coal.

     (3) Compensation adjustments under paragraph (e) below for 95 percent of the indirect costs other than indirect costs in (c)(l)a, and b above; and direct labor costs shall be based on changes in the "Indices of Change in Straight-Time Average Hourly Earnings for Selected Shipyards for Steel Vessel Construction and All Regions" (MAY 1987 = 100) (herein sometimes called the "Labor Index") furnished to the Naval Sea Systems Command by the BLS.

     (4) Adjustments in compensation under paragraph (e) below for direct material costs shall be based on the changes in the "Index for Steel Vessel Contracts" (1982 = 100) (herein sometimes called the "Material Index") furnished to the Naval Sea Systems Command by the BLS.

     (5) In the event that any of the specified indices for the monthly period involved are unavailable to the Contractor at the close of that monthly period, compensation adjustments pursuant to this requirement shall be based upon the average of monthly changes in the applicable indices for the previous four (4) months for which indices are available. The average of changes so calculated shall be added to the applicable index for the immediately preceding monthly period and the sum shall constitute the index for the monthly period involved. When the applicable index for the monthly period involved has been made available, the compensation adjustment for that monthly period shall be recomputed on the basis of such index, and any additional payment to or repayment by the Contractor required by such recomputation for that monthly period shall be reflected in any invoice(s) thereafter submitted for payment under any requirement of this contract until such amount has been paid, offset or recouped in full.

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     (6)  In the event that any of the specified indices for any base period or any monthly period differs from the index previously available for that period, the compensation adjustment for the applicable monthly period(s) shall be recomputed on the basis of such revised index and any additional payment to or repayment by the Contractor required by such recomputation for that monthly period(s) shall be reflected in any invoice(s) submitted thereafter for payment under any requirement of this contract until such amount has been paid, offset or recouped in full.

     (7) The Contractor shall be responsible for the calculations involving the indices provided for in this paragraph, and said calculations shall be subject to verification by the Government.

     (8) For the purpose of computing compensation adjustments under this requirement, the following are the applicable base period index values (subject to adjustment as specified in paragraph (d)(6) above):


     Description                              Base Period      Index Value
     -----------                              -----------      -----------

     Selected employee benefits costs             1993         */hour

     Selected energy costs:

        Electricity                            December 1993   0.04515/KWH
        Bunker C (No. 6)                       December 1993   0.34463/gal
        Diesel 260 (No. 2)                     December 1993   0.67406/gal
        Diesel 260 (No. 2, drum)               December 1993   37.0733/55 gal
        Coke                                   December 1993
        Coal                                   December 1993

     95% of indirect costs other               December 1993   118.5
     than indirect costs in (c)(1)
     a and b above; and direct
     labor cost

     Direct material cost                      December 1993   126.0

* Index value for selected employee benefit costs is determined by dividing the base year total selected employee benefit costs by the base year total labor hours (direct and indirect) charged to all product lines and to plant under construction accounts.

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(e)  Computation of Compensation Adjustment and Base Cost

     (1) For the purpose of computing compensation adjustments under this requirement, the following computations shall be used for all the categories of cost specified in paragraph (c)(1).

          a   For each monthly period commencing prior to the Post Delivery Date of a vessel, the amount of the applicable category of cost for such vessel certified on the statement of monthly costs for that monthly period shall be multiplied by the difference between the value of the applicable index for that monthly period and the applicable base period index listed in (d)(8) above and the product thereof shall be divided by the value of the applicable index for that monthly period and the result, the compensation adjustment for the applicable category of cost, shall be expressed to the nearest dollar. The calculation is as follows:

                     Current      Base       Current
                     Month    -   Period  x  Month
                     Index        Index      Index
          ------------------------------------------ = Compensation
                      Current Month Index              Adjustment

          b   For each monthly period commencing (i) subsequent to the Post
Delivery Date of a vessel and (ii) prior to the post or actual delivery date of the last vessel to be delivered under the contract (whichever date is later), the value of the applicable index for the monthly period of the Post Delivery Date of the vessel involved or the value of the applicable index for the monthly period involved, whichever value is the lesser, shall be the value used in the computation in (e)(1)a above as the Current Month Index to calculate the compensation adjustment.

          c   In the event and to the extent that the contract delivery date for a vessel is subsequently extended for reasons of Government responsibility or excusable delay ("excusable delay" means delay for which the Contractor is not liable as determined by paragraph (c) of the clause of this contract entitled "DEFAULT (FIXED-PRICE SUPPLY AND SERVICE) (FT) (DEVIATION 89-9l5 - 29 JUN 1989)" (FAR 52.249-8)), the Post Delivery Date for such vessel shall be deemed to be extended on a day-for-day basis and if, as a result, the Post Delivery Date is

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extended beyond the monthly period involved, the compensation adjustment for the monthly period(s) involved shall be recomputed on the basis of the value of the applicable index for the monthly period(s) involved.

          d   For any monthly period commencing subsequent to the post or actual delivery date of the last vessel to be delivered under the contract, whichever date is the later, there shall be no compensation adjustment.

     (2)  For the purpose of computing Base Cost, the following shall apply:

          a   For each monthly period commencing prior to the post or actual delivery date of the last vessel to be delivered under the contract, whichever date is later, the compensation adjustments computed under (e)(1) above for all categories of cost for each vessel shall be totaled and subtracted from Total Monthly Cost for the same vessel and the resulting difference shall constitute the Base Cost for such vessel for that monthly period.

          b   For each monthly period commencing subsequent to the post or actual delivery date of the last vessel to be delivered under the contract, whichever date is the later, the Total Monthly Costs for a vessel shall constitute the Base Cost for such vessel for that monthly period.

     (3) No adjustment in compensation under this requirement shall be made for any monthly period for any vessel in the event that the cumulative sum of the Base Costs incurred for such vessel(s) for all preceding monthly periods exceeds the Ceiling Price(s) then set forth in this contract; provided, further, that in the event that the Ceiling Price(s) thereafter is(are) increased, by modification to this contract, adjustment in compensation under this requirement shall be made for each monthly period that the cumulative sum of the Base Costs incurred for such vessel(s) for all preceding monthly periods does not exceed such increased Ceiling Price(s).

     (4) No adjustment in compensation under this requirement shall be made for any monthly period for any vessel in the event that the specified indices for the monthly period involved are unavailable solely as a result of the failure by the Contractor to submit timely, accurate, and complete information to the BLS

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necessary for their calculation of the indices. Any amount withheld under the requirements of this paragraph shall be released following the Contractor's submission of such information.

     (5) The amount of the adjustment in compensation for each individual vessel determined as above (plus or minus) shall be set forth separately in a Supplemental Agreement to this contract, which also shall set forth the computation upon which each adjustment in compensation is based.

     (6) In the event that any amount shown in any Supplemental Agreement pursuant to subparagraph (e)(5) in respect to a vessel is a minus figure, such amount shall be deducted from any invoice(s) presented for payment under any requirement of this contract until such amount has been offset or recouped in full.

(f) Payment of Compensation Adjustment. Payments of amounts of compensation adjustment under this requirement shall be made for each vessel on the basis of monthly periods. Except as provided in paragraph (f)(3) below, compensation adjustment payments shall be made provisionally on a biweekly basis as set forth in (f)(2) below and then adjusted on a monthly basis as set forth in (f)(1) below. For the purpose of this paragraph (f): a weekly period is the Contractor's normal accounting week, and a biweekly period is two consecutive weekly periods.

     (1)  After execution of the Supplemental Agreement pursuant to paragraph
(e)(5) of this requirement in respect of a monthly period, and upon submission of proper invoices, the Contractor shall be paid or there shall be deducted for each vessel the amount set forth in such Supplemental Agreement, less the sum of the amounts of the provisional compensation adjustments paid or payable on account of such vessel pursuant to (f)(2) below for biweekly periods, or any weeks of biweekly periods, falling in the monthly period to which the Supplemental Agreement applies. Each Supplemental Agreement shall set forth a biweekly provisional compensation adjustment amount for each vessel for the purpose of making provisional compensation adjustment payments pursuant to paragraph (f)(2) below for biweekly periods ending after execution of such Supplemental Agreement until the next Supplemental Agreement is executed. The biweekly provisional compensation adjustment amount for each vessel shall be determined by dividing the amount of the compensation adjustment for the monthly period involved set forth in the Supplemental Agreement for each vessel by the number of weekly

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periods in the monthly period to which the Supplemental Agreement applies. The quotient shall then be multiplied by two and the product shall be the biweekly provisional compensation adjustment amount.

     (2) At the end of every biweekly period, upon submission of proper invoices, the Contractor shall be paid on account of each vessel the biweekly provisional compensation adjustment set forth in the most recently executed Supplemental Agreement.

     (3) Any payment under (f)(1) or (f)(2) above shall be deferred to the extent that the amount of such payment, when added to the total of all payments previously paid or payable with respect to such vessel under this requirement and the "PAYMENTS" requirement (other than payments made pursuant to paragraph
(g) of the "PAYMENTS" requirement), would exceed the total cost limitations which are then applicable to that vessel under the terms of paragraphs (a)(1) through (a)(4) of the "PAYMENTS" requirement. Deferred payments of compensation adjustments shall be paid upon submission of subsequent invoices whenever such payment, when added to the total of all payments previously made with respect to such vessel under this requirement and the "PAYMENTS" requirement (other than payments made pursuant to paragraph (g) of the "PAYMENTS" requirement) would not exceed the total cost limitations which are then applicable to that vessel under the terms of paragraphs (a)(1) through (a)(4) of the "PAYMENTS" requirement. After the close of the monthly period during which the last vessel is actually delivered, any remaining deferred payments for compensation adjustment shall, upon submission of proper invoices by the Contractor and upon verification thereof by the Contracting Officer, be promptly paid.

     (4) The Government agrees that any request for approval to make progress payments more frequently than once every two weeks will include a request for similar approval of more frequent compensation adjustment payments. Upon approval by cognizant Government authority, this requirement will be modified accordingly without additional consideration by the Contractor to the Government for such modifications.

(g) Separate Reimbursement. (1) No adjustment shall be made in the Target Cost(s), Target Profit(s), Target Price(s) or Ceiling Price(s) on account of upwards or downwards adjustments in compensation made in accordance with paragraph (e) of this requirement, and hence said adjustments will be paid separately

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and are outside the incentive price revision formula provided for in the clause hereof entitled "INCENTIVE PRICE REVISION--FIRM TARGET (FI) (APR 1984) (DEVIATION - 16 NOV 1992) (NAVSEA 5252.216-9127)" (FAR 52.216-16).

     (2) The amount currently obligated for payment of compensation adjustments is set forth in the financial accounting data sheet(s). This amount may be unilaterally adjusted upward or downward by the Government at any time during the pendency of the contract. Nothing in the preceding two sentences shall be construed as relieving the Government from any obligations to reimburse the Contractor for compensation adjustments as set forth in this requirement.

(h) Disputes. Any dispute arising under this requirement shall be determined in accordance with and subject to the provisions of the clause of this contract entitled "DISPUTES" (FAR 52.233-1).

H-5  NAVSEA 5252.246-9128  DELIVERY OF COMPLETED VESSEL (FT) (JAN 1983)

The term "vessel" as used in this requirement refers to each of the vessels to be constructed and delivered under this contract.

(a) The vessel shall not be presented for acceptance trials (as used in this requirement acceptance trials means acceptance trials or combined acceptance trials) until it is determined by the Supervisor that the Contractor has satisfactorily carried out those parts of the builder's trials for which the Contractor is responsible, including builder's dock and sea trials, and that the Contractor has:

     (i) Corrected all Contractor responsible deficiencies discovered before completion of all builder's sea trials, unless otherwise agreed to in writing by the Contracting Officer; and

     (ii) Corrected all Contractor responsible deficiencies discovered after completion of the builder's sea trials which are determined by the Contracting Officer to be necessary to avoid an adverse effect on the operational capability of the vessel.

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(b)  The Contractor shall be responsible for scheduling an interval of a minimum of six (6) weeks between the satisfactory completion of acceptance trials and delivery of the vessel. During this period, the Contractor shall satisfactorily correct all Contractor responsible deficiencies, whether discovered before, during, or after completion of acceptance trials, which are determined by the Contracting Officer to be necessary to avoid an adverse effect on the operational capability of the vessel.

(c) Prior to delivery of the vessel, to the extent necessary for tests, crew training, or operations which the Government is to perform and which do not require the Government to have control of the entire vessel, the Contractor shall make parts of the vessel available to the Government; to the extent necessary for tests, crew training, trials or operations which the Government is to perform and which require the Government to have control of the entire vessel, such as alongside training, fast cruise and underway trials, the Contractor shall make the entire vessel available to the Government at dockside, at the Contractor's plant, for such periods of time as are necessary for such trials and operations. During all periods of time when the entire vessel is made available to the Government, the Contractor shall, as requested by the Government and required by the specifications, provide technical assistance and provide assistance necessary to correct defects which develop or are discovered during trials or operations of the vessel. Following the completion of each such trial or operation, the Government shall return the vessel to the Contractor at dockside, at the Contractor's plant, for the correction of defects, if any, and completion of construction in accordance with the terms of this contract.

(d) Upon satisfactory completion (i) of acceptance trials and (ii) of the correction of deficiencies as provided in paragraph (b) above, the Contractor shall deliver the vessel to the Government for preliminary acceptance.

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(e) Following preliminary acceptance, the Government may, during the guaranty period, make the vessel available to the Contractor, at the Contractor's plant,
(i) for correction of defects noted at the time of preliminary acceptance, or which are discovered during the guaranty period, and (ii) for the performance of any additional work required by change orders issued pursuant to the "CHANGES" clause of this contract prior to preliminary acceptance and not theretofore performed. If the Government elects to make the vessel(s) available to the Contractor, at the Contractor's plant, for the accomplishment of the above described post delivery work, the Contractor agrees to accept the vessel and perform the work. The Contractor also agrees to consider the accomplishment of additional work during the post-shakedown availability under a standard Government contract. If the post-shakedown availability period shall begin during but extend beyond the expiration of the guaranty period, the Government may during the extended period leave the vessel at the Contractor's plant or return the vessel thereto for the correction of defects not previously corrected and for the performance of any additional work required by change orders issued pursuant to the "CHANGES" clause of this contract prior to preliminary acceptance and not theretofore performed.

(f) The Contractor shall exercise reasonable care to protect the vessel at all times until the delivery of the vessel, and thereafter during such times as the vessel is at the Contractor's plant during the guaranty period or during the post-shakedown availability period if the latter shall extend beyond the expiration of the guaranty period, except for periods of time when the entire vessel is made available to the Government. During such periods, while the vessel is at the Contractor's plant, the Contractor shall provide assistance to protect and service the vessel, and shall effect any correction of defects or performance of uncompleted work, to the extent permitted or required by the Government.

(g) In accordance with the inspection requirements of the contract, all actions of the Government pursuant to this requirement shall be performed in such a manner as to not unduly delay the work.

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H-6  NAVSEA 5252.233-9103                          DOCUMENTATION OF REQUESTS FOR
                                                   EQUITABLE ADJUSTMENT (AT) -
                                                   ALTERNATE I (MAY 1993)

(a) For the purposes of this requirement, the term "change" includes not only a change made pursuant to a written order designated as a "change order" but also
(i) an engineering change proposed by the Government or the Contractor pursuant to the "Other Change Proposals" or other requirements of this contract and (ii) any act or omission to act on the part of the Government in respect of which a request is made for equitable adjustment under the "CHANGES" clause or any other article or requirement of this contract.

(b) Whenever the Contractor requests or proposes an equitable adjustment of $500,000 or more per vessel in respect of a change made pursuant to a written order designated as a "change order" or in respect of a proposed engineering change and whenever the Contractor requests an equitable adjustment in any amount in respect of any other act or omission to act on the part of the Government, the proposal supporting such request shall include the following information for each individual item or element of the request:

     (1) A description (i) of the work required by the contract before the change, which has been deleted by the change, and (ii) of the work deleted by the change which already has been completed. The description is to include a list of identifiable components, equipment, and other identifiable property involved. Also, the status of manufacture, procurement, or installation of such property is to be indicated. Separate description is to be furnished for design and production work. Items of identifiable raw material, purchased parts, components and other identifiable hardware, which are made excess by the change and which are not to be retained by the Contractor, are to be listed for later disposition;

     (2) Description of work necessary to undo work already completed which has been deleted by the change;

     (3) Description of work which is substituted or added by the change. A list of identifiable components and equipment (not bulk materials or items) involved, should be included. Separate descriptions are to be furnished for design work and production work;

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     (4) Description of interference and inefficiencies in performing the change;

     (5) Description of disruption attributable solely to the change; which description shall include the following information:

          (i) Description of each identifiable element of disruption and how work has been, or may be, disrupted;

          (ii) The calendar period of time during which disruption occurred, or may occur;

          (iii) Area(s) of the Contractor's operations where disruption occurred, or may occur;

          (iv) Trade(s) or functions disrupted, with a breakdown of manhours and material for each trade or function;

          (v) Scheduling of trades before, during, and after the period of disruption insofar as such scheduling may relate to or be affected by the estimated disruption;

          (vi) Description of any measures taken to lessen the disruptive effect of the change.

     (6) Delay in delivery attributable solely to the change;

     (7) Other work or increased costs attributable to the change;

     (8) Supplementing the foregoing, a narrative statement of the nature of the alleged Government act or omission, when the alleged Government act or omission occurred, and the "causal" relationship between the alleged Government act or omission and the claimed consequences therefor, cross-referenced to the detailed information provided as required above.

(c) Each proposal submitted in accordance with this requirement shall include a copy of the Contractor's ship's labor budget at the cost class level in effect as of the date the event began, the cost incurred at the cost level as of the same date, and the proposed effect of the change at the cost class level.

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(d) It is recognized that an individual request for equitable adjustment may not include all of the factors listed in subparagraphs (b)(1) through (b)(8) above, or that the Contractor may not reasonably be able to furnish complete information on all of the factors listed in subparagraphs (b)(1) through (b)(8) above. Accordingly, the Contractor is only required to set forth in its request for equitable adjustment information with respect to those factors which are relevant to the individual request for equitable adjustment, or in the level of detail which is reasonably available to the Contractor.

(e) In addition to any information required under paragraph (b) above, each proposal submitted in support of a claim for equitable adjustment, under any requirement of this contract, in an amount which requires certified cost or pricing data, if requested by the Contracting Officer, shall contain a duly executed Standard Form (SF) 1411 with respect to each individual claim item. The information furnished shall be in sufficient detail to permit the Contracting Officer to cross-reference the claimed increased costs, or delay in delivery, or both, as appropriate, as set forth in the SF 1411, with the information submitted pursuant to subparagraphs (b)(l) through (b)(8) hereof.

(f) The certification requirements as set forth in the clause of this contract entitled "CERTIFICATION OF CLAIMS AND REQUESTS FOR ADJUSTMENT OR RELIEF" (DFARS 252.233-7000) shall be complied with.

(g) Pursuant to 10 U.S.C. 2405, no price adjustment to this contract will be made for any amount set forth in a claim, request for equitable adjustment, or demand for payment under this contract (or incurred due to the preparation, submission, or adjudication of any such claim, request, or demand) arising out of events occurring more than six (6) years before the submission of the claim, request, or demand. A claim, request, or demand shall be considered to have been submitted only when the Contractor has provided the certification required by section 6(c)(1) of the Contract Disputes Act of 1978 (41 U.S.C. 605(c)(1)) and the supporting data for the claim, request, or demand.

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H-7 NAVSEA 5252.233-9107                      EQUITABLE ADJUSTMENTS: WAIVER AND
                                              RELEASE OF CLAIMS (AT) (JAN l983)

(a) Whenever the Contractor, after receipt of a change made pursuant to the clause of this contract entitled "CHANGES" or after affirmation of a constructive change under the "NOTIFICATION OF CHANGES" requirement, submits any claim for equitable adjustment under the foregoing, such claim shall include all types of adjustments in the total amounts to which the foregoing entitle the Contractor, including but not limited to adjustments arising out of delays or disruptions or both caused by such change.

(b) Further, the Contractor agrees (except as the parties may otherwise agree) that, if required by the Contracting Officer, it will execute a release, in form and substance satisfactory to the Contracting Officer, as part of the supplemental agreement setting forth the aforesaid equitable adjustment, and that such release shall discharge the Government, its officers, agents and employees, from any further claims including but not limited to further claims arising out of delays or disruptions or both, caused by the aforesaid change.

H-8 DELETED

H-9 NAVSEA 5252.232-9108                        FINAL SETTLEMENT (FT) (JAN 1983)

Upon final acceptance of the vessel(s), or in the event of the termination of this contract on such terms that none of the vessel(s) is to be completed, then upon such termination, the Contractor shall be entitled to receive the balance owing to it under this contract, such payment to be made promptly after the amount of such balance shall have been determined. The Contractor and each assignee under an assignment in effect at the time of final settlement shall execute and deliver at the time of and as a condition precedent to final payment, a release in form and substance satisfactory to and containing such exemptions as may be found appropriate by the Contracting Officer, discharging the Government, its officers, agents and employees of and from liabilities, obligations and claims arising under this contract. The Contracting Officer may authorize partial payments on account of any such balance to be made in advance of final settlement. If this contract shall have been terminated in whole or in part, any such release shall also contain a release of all claims against the Government arising out of or by virtue of such termination.

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H-10 NAVSEA 5252.225-9100             FOREIGN SHIPYARD CONSTRUCTION
                                      PROHIBITION (AT) (JAN 1983)

Neither the vessel nor the hull, midbody, or other major fixed structural component of the vessel shall be constructed in a foreign shipyard.

H-11 NSVSEA 5252.227-9113             GOVERNMENT-INDUSTRY DATA EXCHANGE
                                      PROGRAM (MAY 1993)

(a) The Contractor shall participate in the appropriate interchange of the Government-Industry Data Exchange Program (GIDEP) in accordance with MIL-STD-1556B dated 24 February 1986. Data entered is retained by the program and provided to qualified participants. Compliance with this requirement shall not relieve the Contractor from complying with any other requirement of the contract.

(b) The Contractor agrees to insert paragraph (a) of this requirement in any subcontract hereunder exceeding $500,000.00. When so inserted, the word "Contractor" shall be changed to "Subcontractor".

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H-12 NAVSEA 5252.228-9100           INSURANCE-PROPERTY LOSS OR DAMAGE-
                                      LIABILITY TO THIRD PERSONS (FT) (JAN 1990)

(a) The Contractor shall not, unless otherwise directed or approved in writing by the Department, carry or incur the expense of any insurance against any form of loss of or damage to the vessels or to the materials or equipment therefor to which the Government has acquired title or which have been furnished by the Government for installation by the Contractor. The Government assumes the risks of loss of and damage to the vessels and such materials and equipment which would have been assumed by the underwriters if the Contractor had procured and maintained throughout the term of this contract, on behalf of itself and the Government, insurance with respect to the vessels and such materials and equipment for full value against pre-keel and post-keel laying risks (i) under the forms of Marine Builders Risk (Navy Form-Syndicate) policy, including the rider attached to the "Free of Capture and Seizure" clause thereof, and War Damage policy, both as set forth in the pamphlet entitled "Standard Forms of Marine Builders Risk (Navy Form-Syndicate) and War Damage Insurance Policies referred to in Vessel Contracts to the Bureau of Ships," dated 23 November 1942, or (ii) under any other policy forms which the Assistant Secretary of the Navy (R,D&A), Insurance Office shall determine were customarily carried or would have been customarily carried by the Contractor in the absence of the foregoing requirement that the Contractor not carry or incur the expense of insurance, provided, that the Government does not assume any risk with respect to loss or damage compensated for by insurance or otherwise or resulting from risks with respect to which the Contractor has failed to procure or maintain insurance, if available, as required or approved by the Department; provided, further, that under the above identified policies or under this requirement the Government does not assume any risk with respect to, and will not pay for any costs of the Contractor for the inspection, repair, replacement, or renewal of any defects themselves in the vessel(s) or such materials and equipment due to (A) defective workmanship, or defective materials or equipment performed by or furnished by the Contractor or its subcontractors or, (B) workmanship, or materials or equipment performed by or furnished by the Contractor or its subcontractors which do(es) not conform to the requirements of the contract, whether or not any such defect is latent or whether or not any such non-conformance is the result of negligence; provided, further, that under the above identified policies or under this requirement the Government does

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not assume the risk of and will not pay for the costs of any loss, damage, liability or expense caused by, resulting from, or incurred as a consequence of delay or disruption of any type whatsoever. No requirement of this contract shall operate to subject the Contractor to a liability for which the Government has assumed the risk hereunder. Notwithstanding the foregoing, the Contractor shall bear the first $10,000 of loss or damage from each occurrence or incident the risk of which the Government otherwise would have assumed under the requirements of this paragraph.

(b) Unless otherwise directed by the Department, the Contractor shall procure and thereafter maintain with respect to each of the vessels Collision Liability and Protection and Indemnity Liabilities Insurance (Government-Syndicate Form), as set forth in the aforesaid 23 November 1942 pamphlet, if available, in an amount equal to (i) eighty percent (80%) of the sum of the target price of the vessel and an amount estimated by the Department to represent the value of materials and equipment furnished by the Government for installation by the Contractor, or (ii) Two Million Dollars ($2,000,000), whichever shall be less. The Government will indemnify the Contractor against liabilities (including expenses incidental thereto) to third persons which, but for the limitation on amount specified in this paragraph, would have been covered by such Collision Liability and Protection and Indemnity Liabilities Insurance, and which are not compensated for by insurance or otherwise, provided such liabilities are represented by final judgments or by settlements approved in writing by the Department. The Contractor shall not, however, be so indemnified against liabilities with respect to which the Contractor has failed to procure or maintain insurance, if available, as required or approved by the Department. The Contractor shall promptly notify the Department of each suit or action filed and each claim made against which the Contractor may be entitled to indemnification under this paragraph. The Contractor shall furnish the Department with copies of all papers received with respect to each suit, action or claim and, if requested by the Department, shall authorize representatives of the Government to settle, or direct or take charge of the defense of, such suit, action or claim. In the absence of such request, the Contractor shall diligently proceed with such defense. The Government's liability under this paragraph(b) and the Collision Liability and Protection and Indemnity Liabilities Insurance forms set forth in the pamphlet entitled "Standard Forms of Marine Builders Risk (Navy Form Syndicate) and War Damage Insurance Policies, referred to in Vessel Contracts of the Bureau

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of Ships, dated 23 November 1942, is subject to the availability of appropriated funds at the time a contingency occurs. Nothing in this contract shall be construed as implying that the Congress will, at a later date, appropriate funds sufficient to meet deficiencies.

(c) The cost of the insurance required by paragraph (b) of this requirement is included in the target price and the cost of all other insurance which may be required or approved pursuant to this clause will be considered allowable costs under this contract. If the Department should require or approve the cancellation of any such insurance, the Contractor will promptly pay to the Government the amount of all unearned premiums refunded to the Contractor, but only to the extent that such premiums shall have been reimbursed to the Contractor by the Government or included in the pricing structure of the contract (firm fixed price or incentive type arrangement, as applicable).

(d) All insurance which is or may be required or approved pursuant to this requirement shall be in such form, in such amounts, for such periods of time, and with such insurers as the Department may from time to time require or approve, provided the Contractor shall be named as an insured and shall be entitled to payment of any loss or damage as its interests may appear. The policies or certificates of insurance shall be deposited with the Assistant Secretary of the Navy (R,D&A), Insurance Office, or as the Department may otherwise direct.

(e) In the event of loss of or damage to any of the vessels or any of the materials or equipment therefor which may result in a claim against the Government under the insurance requirements of this contract, the Contractor promptly shall notify the Contracting Officer of such loss or damages, and the Contracting Officer may, without prejudice to any other right of the Government, either:

     (i) Order the Contractor to proceed with replacement or repair in which event the Contractor shall effect such replacement or repair. The Contractor shall submit to the Contracting Officer a request for reimbursement of the cost of such replacement or repair together with such supporting documentation as the Contracting Officer may reasonably require, and shall identify such request as being submitted under this insurance requirement. If the Government determines that the risk of such loss or damages is within the scope of the risks assumed by the Government under this requirement, the Government will reimburse the Contractor for the reasonable, allowable cost

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                                   SCHEDULE

of such replacement or repair, plus a reasonable profit, less the deductible amount specified in paragraph (a) of this requirement. Payments by the Government to the Contractor under this insurance requirement are outside the scope of and shall not affect the pricing structure of the contract (firm fixed price or incentive type arrangement, as applicable), and are additional to the compensation otherwise payable to the Contractor under this contract; or

     (ii) In the event the Contracting Officer decides that the loss or damage shall not be replaced or repaired,

          (A) Modify the contract appropriately consistent with the reduced requirements reflected by the unreplaced or unrepaired loss or damage, or

          (B) Terminate the construction of any part or all of the vessel(s) under the clause of this contract entitled "TERMINATION FOR CONVENIENCE OF THE GOVERNMENT (FIXED-PRICE)" (FAR 52.249-2).

(f) The coverage provided by this requirement is extended geographically to include material or equipment to which the Government has acquired title or which has been furnished by the Government and is located in the following contractor facilities or in transit between facilities:

Newport News Shipbuilding                  Newport News Shipbuilding
4101 Washington Avenue                     Washington Office
Newport News, Virginia 23607               Airport Plaza #1, Suite 1100
                                           2711 South Jefferson Davis Hwy
                                           Arlington, Virginia 22202

The Contractor may request the Contracting Officer to extend the geographical coverage of this requirement to newly acquired or leased facilities which are to be used in the performance of this contract.

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H-13  NAVSEA 5252.245-9124          LIENS AND TITLE (FI)  (JAN 1990)

(a) Any and all partial payments made hereunder on account of the vessels and the materials and equipment therefor shall be secured, when made, by a lien in favor of the Government upon such material and equipment on account of all payments so made, except to the extent that the Government, by virtue of any other requirement of this contract, or otherwise, shall have valid title to such material and equipment as against other creditors of the Contractor. If such property is not identified by marking or segregating, the Government shall be deemed to have a lien upon a proportionate part of any mass of property with which such property is commingled. Any lien provided for by virtue of this requirement is paramount to all other liens under the provisions of an Act approved 22 August 1911 (Pub. Law No. 41, 62d Cong., 37 Stat. 32; 10 U.S.C.
Sec 7521). Upon completion and delivery of the vessels, said lien shall be discharged as to any materials and equipment which have not been included in the vessels and which are no longer required therefor.

(b) The Contractor shall immediately discharge or cause to be discharged any lien or rights in rem of any kind, other than in favor of the Government, which at any time exists or rises with respect to the machinery, fittings, equipment or materials for the vessels. If any such lien or right in rem is not immediately discharged, the Government may discharge or cause to be discharged said lien or right in rem at the expense of the contractor.

(c) Title to the vessels under construction shall be in the Government and title to all materials and equipment acquired for each vessel shall vest in the Government upon delivery thereof to the plant of the Contractor or other place of storage selected by the Contractor, whichever of said events shall first occur; provided, that the Supervisor may, by written direction, require that title shall vest in the Government upon delivery of such materials and equipment to the carrier for transportation to the plant of the Contractor or other place of storage selected by the Contractor. The amount of any freight charges, transportation, taxes or other costs which would have been paid by the Contractor, either directly or as an element of any subcontract cost, and which the Contractor shall not be required to pay as a result of such earlier vesting of title and any use of Government bills of lading, shall be determined and treated as though resulting from a change order and the contract price reduced accordingly. Upon completion of the contract, or at such earlier date as may be fixed by the Contracting Officer, the Contractor

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                                   SCHEDULE


shall submit, in a form acceptable to the Contracting Officer, inventory schedules covering all items of property not consumed in the performance of this contract (including any resulting scrap) or not theretofore delivered to the Government. The Contractor shall deliver or make such other disposal of such property as may be directed or authorized by the Contracting Officer. The Contracting Officer, in lieu of directing or authorizing delivery or disposal of such property, may authorize the Contractor to take title to all or any part of such property, except for materials and equipment which were furnished by the Government and except for models, mockups, plans and other items which the Contractor is expressly required to construct, prepare or furnish to the Government (all of which shall remain the property of the Government). In the event the Contracting Officer authorizes the Contractor to take title to all or any part of such property, the Contractor shall credit the cost incurred in the performance of this contract by an amount equal to the fair market value of such property. In the event the Contracting Officer directs or authorizes the delivery or disposal of such property, any costs incurred by the Contractor in delivering or disposing of such property shall be included in the total final costs incurred or to be incurred and shall be included in the total final price determined pursuant to the clause of this contract entitled "INCENTIVE PRICE REVISION--FIRM TARGET (FI) (APR 1984) (DEVIATION - 16 NOV 1992) (NAVSEA 5252.216-9l27)" (FAR 52.216-16). Recoverable scrap from such property shall be reported in accordance with such procedure and in such form as the Contracting Officer may direct. The net proceeds of any such disposal shall be credited to the Government and shall be paid in such manner as the Contracting Officer may direct. For the purpose of this requirement, "net proceeds" means actual amount collected from such sale of disposal less sales, collection fees and other reasonable related expenses.

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H-14  NAVSEA 5252.227-9112          LOGISTIC SUPPORT REQUIREMENT (AT)
                                    (JAN 1990)

(a) This requirement applies whenever the contract specifications, by reference to a Military Specification or otherwise, specify repair parts or stock components (hereinafter called "repair parts") for a ship component or item of equipment.

(b) With respect to ship components or equipments manufactured other than in the United States or Canada, the Contractor agrees that, in addition to any other data required by this contract, it will furnish under this contract sufficient data so that the repair parts can be reproduced in the United States or Canada unless the suppliers of the ship components or equipments shall have made arrangements satisfactory to the Contractor and approved by the Contracting Officer for the manufacturing of repair parts in the United States or Canada. For the purpose of this requirement, "sufficient data" shall mean detail drawings and other technical information sufficiently extensive in detail to show design, construction, dimensions, and operation or function, manufacturing methods or processes, treatment or chemical composition of materials, plant layout and tooling. All data shall be in the English language and according to the United States system of weights and measures, and drawings for components, assemblies, subassemblies and parts protected by U.S. patents shall contain a prominent notation to that effect fully identifying the patent or patents involved, and bearing the number of this contract.

(c) In order to satisfy the requirements of paragraph (b), above, unless the supplier of the ship components or equipments shall have made arrangements, satisfactory to the Contractor and approved by the Contracting Officer, for the manufacture of such repair parts in the United States or Canada, the Contractor shall include in all subcontracts for the purchase of ship components or equipments from foreign sources a clause, acceptable to the Contracting Officer, granting to the United States Government for a period of seven (7) years, "Government Purpose License Rights" (GPLR) (as defined in paragraph (a)(14) of the clause of this contract entitled "RIGHTS IN TECHNICAL DATA AND COMPUTER SOFTWARE" (DFARS 252.227-7013) in all technical data necessary to manufacture spare and repair parts for such components or equipments.

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H-15  NAVSEA 5252.243-9105          NOTIFICATION OF CHANGES (FT) -
                                    ALTERNATE I (JAN 1983)

(a) Definitions. As used in this requirement, the term "Contracting Officer" does not include any representative of the Contracting Officer whether or not such representative is acting within the scope of his authority nor does it include any other individuals or activities that in any way communicate with the Contractor. As used in this requirement, the term "conduct" includes both actions and failures to act, and includes the furnishing of, or the failure to furnish, any item under any provision of this contract.

(b) Notice. The primary purpose of this requirement is to obtain prompt reporting of any conduct which the Contractor considers would constitute or would require a change to this contract. The parties acknowledge that proper administration of this contract requires that potential changes be identified and resolved as they arise. Therefore, except for changes identified as such in writing and signed by the Contracting Officer, the Contractor shall notify the Contracting Officer of any conduct which the Contractor considers would constitute or would require a change to this contract. Such notice shall be provided promptly, and in any event within thirty (30) calendar days from the date the Contractor identifies any such conduct. The Notice shall be written and shall state, on the basis of the most accurate information available to the
Contractor:

     (i) The date, nature, and circumstances of the conduct regarded as a change;

    (ii) The name, function, and activity of the individuals directly involved in or knowledgeable about such conduct;

   (iii) The identification of any documents and the substance of any oral communication involved in such conduct;

    (iv) The particular elements of contract performance for which the Contractor might seek an equitable adjustment under this requirement, including:

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          (1)  What ship(s) have been or might be affected by the potential change;

          (2) To the extent practicable, labor or materials or both which have been or might be added, deleted, or wasted by the potential change;

          (3) To the extent practicable, the Contractor's preliminary order of magnitude estimate of cost and schedule effect of the potential change; and

          (4) What and in what manner are the particular technical requirements or contract requirements regarded as changed.

(c) Continued Performance. Except as provided in paragraph (f) below, following submission of notice, the Contractor shall take no action to implement a potential change until advised by the Contracting Officer in writing as provided in (d) below, unless the potential change was previously directed by the Contracting Officer, in which case the Contractor shall conform therewith. Nothing in this paragraph (c) shall excuse the Contractor from proceeding with contract work other than implementation of the potential change or from proceeding in accordance with directions issued by the Contracting Officer.

(d) Government Response. The Contracting Officer shall promptly, and in any event within twenty-one (21) calendar days after receipt of Notice, respond thereto in writing. In such response, the Contracting Officer shall either:

     (i) Confirm that the conduct of which the Contractor gave notice would constitute a change, and when necessary, direct the mode of further performance, or;

    (ii)  Countermand any conduct regarded by the Contractor as a change, or;

   (iii) Deny that the conduct of which the Contractor gave notice would constitute a change and, when necessary, direct the mode of further performance, or;

    (iv) In the event the Contractor's notice information is inadequate to make a decision under (i), (ii) or (iii) above, advise the Contractor what additional information is required. Failure of the Government to respond within the time required above shall be deemed a countermand under (d)(ii).

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(e) Equitable Adjustments. Equitable adjustments for changes confirmed or countermanded by the Contracting Officer shall be made in accordance with the clause of this contract entitled "CHANGES", or any other requirement of this contract which provides for an equitable adjustment.

(f) Special Procedures. Paragraph (c) provides that the Contractor is to take no action to implement a potential change pending the Contracting Officer's response to the Contractor's notice of the potential change, except where specifically directed by the Contracting Officer. In special situations, however, where

     (1) The circumstances do not allow sufficient time to notify the Contracting Officer of the facts prior to the need to proceed with the work, and;

     (2) The work must proceed to avoid hazards to personnel or property or to avoid additional cost to the Government, the Contractor may proceed with work in accordance with the potential change. In such special situations, the Contractor shall advise the Contracting Officer in writing within ten (10) days of the conduct giving rise to the potential change that the Contractor has proceeded and shall describe the nature of the special situation which required proceeding prior to notification. Within thirty (30) calendar days of the conduct giving rise to the potential change, the Contractor shall provide notice as required in
(b) above. The Contracting Officer shall respond as set forth in (d) above. If the Contracting Officer determines that the conduct constitutes a change and countermands it, the Contractor shall be entitled to an equitable adjustment for performance in accordance with that change prior to the countermand including performance resulting from the countermand.

(g) When the Contractor identifies any conduct which may result in delay to delivery of the ship(s), the Contractor shall promptly so inform the Contracting Officer thereof prior to providing the notice required by paragraph (b) above.

(h) Despite good faith best efforts, occasions may arise in which the Contractor does not provide notice within the time periods specified in paragraphs (b) and
(f) above. Accordingly, prior to the end of the first and third quarters of each calendar year through the period of performance of this contract, beginning with the third quarter of 1995, the Contractor shall deliver to the Government an executed bilateral contract modification, in the format set forth in Exhibit "A" to this

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                                   SCHEDULE


requirement, covering the six month period of time ending with the second and fourth quarters, respectively, of the preceding year, with such specific exceptions, if any, as are identified by the Contractor. If the Contractor cites specific exceptions to the release, the Contractor shall concurrently provide the Contracting Officer with notice, containing the information set forth in paragraph (b) of this requirement, for each item excepted from the release. However, the release required by this requirement shall not make unallowable any costs which are otherwise allowable under any other requirement of this contract.

     Within sixty (60) days of receipt of the release, the Contracting Officer shall sign and return a copy of the release to the Contractor. If the Contracting Officer fails to execute and return the release within the required time, then the release shall be deemed to be void and of no effect for the period involved.

(i) If the release in accordance with paragraph (h) above is not provided to the Government by the Contractor in the time required, the Contracting Officer may execute the release as set forth in Exhibit "A" and send it to the Contractor. If the Contractor fails to execute the release and return it to the Government (with any specific exceptions) within sixty (60) days of receipt thereof, the required release shall then be deemed effective as if signed by the Contractor.

Exhibit A to the Requirement entitled "NOTIFICATION OF CHANGES"
---------------------------------------------------------------

This modification reflects the agreement of the parties to the mutual full and final releases for the consequences of that conduct (as conduct is defined in the requirement entitled "NOTIFICATION OF CHANGES"), described below, except the conduct identified in Attachment A hereto is excluded and not covered by the terms of this release.

1. Except for the conduct listed in Attachment A by either party, neither the Contractor nor the Government shall be entitled to any equitable adjustment or to money damages and/or other relief for any conduct, as specified below.

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2. In consideration of the foregoing the parties hereby agree to the following release:

     a. The Government, for itself, its assigns, vendors, suppliers, and contractors, hereby remises, releases, and forever discharges the Contractor, its officers, agents and employees from any and all entitlement of the Government to equitable adjustment of the contract price and delivery schedule due to conduct under this contract, which occurred on or before *.

     b. The Contractor, for itself, its successors, assigns, vendors, suppliers, and subcontractors, hereby remises, releases and forever discharges the Government, its officers, agents and employees from (i) any and all entitlement of the Contractor to equitable adjustment of the contract cost and fee and/or delivery schedule of this contract or of any other Government contract (with this or any other Contractor) or any contract between the Contractor and any third party by reason of any conduct which increases the Contractor's cost or time of performance of work under this contract and meets the following conditions (1) known to the Contractor, (2) occurred on or before * and (3) the Contractor failed to give notice prior to date of this release, and (ii) any and all liabilities to the Contractor for money damages and/or other relief for the impact of any such conduct, upon this contract or any other Government contract (with this or any other Contractor) or any contract between the Contractor and any third party.

* - Insert the date of the last day of the applicable period.

H-16 NAVSEA 5252.243-9113                         OTHER CHANGE PROPOSALS (FT) -
                                                  ALTERNATE I (JAN 1990)

(a) The Contracting Officer, in addition to proposing engineering changes pursuant to other requirements of this contract, and in addition to issuing changes pursuant to the clause of this contract entitled "CHANGES", may propose other changes within the general scope of this contract as set forth below. Within forty-five (45) days from the date of receipt of any such proposed change, or within such further time as the Contracting Officer may allow, the Contractor shall submit the proposed scope of work, plans and sketches, and its estimate of: (A) the cost, (B) the weight and moment effect, (C) effect on delivery dates of the vessel(s), and (D) status of work on the vessels affected by the proposed change. The proposed scope of work and estimate of cost shall be in such form and supported by such reasonably detailed information as the Contracting Officer

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may require. Within sixty (60) days from the date of receipt of the Contractor's estimate, the Contractor agrees to either (A) enter into a supplemental agreement covering the estimate as submitted, or (B) if the estimate as submitted is not satisfactory to the Contracting Officer, enter into negotiations in good faith leading to the execution of a bilateral supplemental agreement. In either case, the supplemental agreement shall cover an equitable adjustment in the contract price, including an equitable adjustment for the preparatory work set forth above, scope, and all other necessary equitable adjustments. The Contractor's estimate referred to in this subparagraph shall be a firm offer for sixty (60) days from and after the receipt thereof by the Contracting Officer having cognizance thereof, unless such period of time is extended by mutual consent.

(b) Pending execution of a bilateral agreement or the direction of the Contracting Officer pursuant to the "CHANGES" clause, the Contractor shall proceed diligently with contract performance without regard to the effect of any such proposed change.

(c) In the event that a change proposed by the Contracting Officer is not incorporated into the contract, the work done by the Contractor in preparing the estimate in accordance with subparagraph (a) above shall be treated as if ordered by the Contracting Officer under the "CHANGES" clause. The Contractor shall be entitled to an equitable adjustment in the contract price for the effort required under subparagraph (a), but the Contractor shall not be entitled to any adjustment in delivery date. Failure to agree to such equitable adjustment in the contract price shall be a dispute within the meaning of the clause of this contract entitled "DISPUTES" (FAR 52.233-1).

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H-17  NAVSEA 5252.232-9105     PAYMENTS  (FI)  (JAN 1990)
                               (DEVIATION)  (DEC 1994)

     (a)  Computation of Payments.

     (1) Until such time as physical progress in the performance of the work on a vessel is twenty-five percent (25%) complete, the Government, upon submission by the Contractor of invoices certified by the Contractor as hereinafter provided, will promptly make payments, on account of the total contract price, at ninety-five percent (95%) of the amount determined by multiplying the allocated total contract price of such vessel by the percentage of physical progress in the performance of work on such vessel as certified by the Contractor subject to the approval of the Supervisor; provided, that no such payment shall be made in an amount which when added to the total of all payments previously made with respect to such vessel under (i) paragraph (a) of this clause and (ii) the "COMPENSATION ADJUSTMENTS (LABOR AND MATERIAL)" clause exceeds one hundred fourteen percent (114%) of the allowable costs certified by the Contractor on the related invoice to have been incurred in the performance of work on such vessel.

     (2) After the percentage of physical progress in the performance of work on a vessel has reached twenty-five percent (25%) and until such time as physical progress in the performance of work on a vessel is fifty percent (50%) complete, the Government, upon submission by the Contractor of invoices certified by the Contractor as hereinafter provided, will promptly make payments, on account of the total contract price, of ninety-seven percent (97%) of the amount determined by multiplying the allocated total contract price of such vessel by the percentage of physical progress in the performance of work on such vessel as certified by the Contractor subject to the approval of the Supervisor; provided, that no such payment shall be made in an amount which when added to the total of all payments made previously with respect to such vessel under (i) paragraph (a) of this clause and (ii) the "COMPENSATION ADJUSTMENTS (LABOR AND MATERIAL)" clause exceeds one hundred fifteen percent (115%) of the allowable costs certified by the Contractor on the related invoice to have been incurred in the performance of work on such vessel.

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     (3)  After the percentage of physical progress in the performance of work on a vessel has reached fifty percent (50%) and until such time as physical progress in the performance of work on a vessel is seventy-five percent (7S%) complete, the Government, upon submission by the Contractor of invoices certified by the Contractor as hereinafter provided, will promptly make payments, on account of the total contract price, of ninety-eight and one half percent (98.5%) of the amount determined by multiplying the allocated total contract price of such vessel by the percentage of physical progress in the performance of work on such vessel as certified by the Contractor subject to the approval of the Supervisor; provided, that no such payment shall be made in an amount which when added to the total of all payments made previously with respect to such vessel under (i) paragraph (a) of this clause and (ii) the "COMPENSATION ADJUSTMENTS (LABOR AND MATERIAL)" clause exceeds one hundred sixteen percent (116%) of the allowable costs certified by the Contractor on the related invoice to have been incurred in the performance of work on such vessel.

     (4) After the percentage of physical progress in the performance of work on a vessel has reached seventy-five percent (75%), the Government, upon submission by the Contractor of invoices certified by the Contractor as hereinafter provided, will promptly make payments, on account of the total contract price, of ninety nine and one quarter percent (99.25%) of the amount determined by multiplying the allocated total contract price of such vessel by the percentage of physical progress in the performance of work on such vessel as certified by the Contractor subject to the approval of the Supervisor; provided, that no such payment shall be made in an amount which when added to the total of all payments made previously with respect to such vessel under (i) paragraph (a) of this clause and (ii) the "COMPENSATION ADJUSTMENTS (LABOR AND MATERIAL)" clause exceeds one hundred seventeen and one quarter percent (117.25%) of the allowable costs certified by the Contractor on the related invoice to have been incurred in the performance of work on such vessel.

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     (b)  Billing Price.

     (1) For the purpose of this clause, until the establishment of the total final price in accordance with paragraph (d) of the "INCENTIVE PRICE REVISION (FIRM TARGET)" clause, the term "total contract price" means the billing price; initially the billing price shall be the initial total contract target price, and thereafter the billing price shall be revised as provided in paragraph
(b)(2) below. After establishment of the total final price in accordance with paragraph (d) of the "INCENTIVE PRICE REVISION (FIRM TARGET)" clause, the billing price shall be the total final price so established.

     (2) Within fifteen (15) days after each calendar quarter the Contractor shall submit in writing a proposed revised billing price which shall be established as follows:

          (i) The Contractor shall certify to the Contracting Officer the percentage of physical progress in the performance of the contract as a whole as of the end of the calendar quarter. Such percentage of physical progress shall be expressed as a decimal carried to four decimal places and shall be subject to the approval of the Supervisor.

          (ii) The revised billing price shall be the sum of a projected final cost, and a projected profit, computed as follows:

               (A) A projected final cost shall be computed by (i) determining the cumulative sum of the base costs as of the end of the calendar quarter, established in accordance with the "COMPENSATION ADJUSTMENTS (LABOR AND MATERIAL)" clause, and (ii) dividing the sum thereof by the percentage of physical progress certified and approved as set forth in subparagraph (i) above.

               (B) A projected profit shall be determined by applying to the projected final cost the incentive formula set forth in paragraph (d)(2) of the "INCENTIVE PRICE REVISION (FIRM TARGET)" clause, provided, that in no event shall the revised billing price exceed the ceiling price of the contract.

          (iii) The revised billing price determined as stated above shall be set forth separately in a supplemental agreement to this contract, which also shall set forth the computations upon which the revision of the billing price is based.

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                                   SCHEDULE

          (iv) Any revision of the billing prices shall not affect the determination of the total final price under paragraph (d) of the "INCENTIVE PRICE REVISION (FIRM TARGET)" clause. After execution of the contract modification referred to in subparagraph (d)(3) of said clause, the total amount paid or to be paid on all invoices or vouchers shall be adjusted to reflect the total final price, and any additional payments, refunds, or credits resulting therefrom shall be promptly made.

     (c) Allocated Total Contract Price of Each Vessel. For the purpose of this clause, the allocated total contract price of each vessel shall be established by multiplying the total contract price by a percentage, expressed as a decimal carried to four decimal places, equal to that fraction whose numerator is the original unit target price of the vessel and whose denominator is the original total target price. The resulting dollar amount shall be rounded to the nearest one hundred thousand dollar ($100,000), upward or downward; provided that in no event shall the sum of the allocated total contract price of the vessel exceed the total contract price. The aforesaid percentages of each vessel shall be revised, by contract modification, in the event that either:

     (i) Equitable adjustments to the unit target price of the vessel result in unit target price of a substantially different proportion to the total target price than previously provided for under this subparagraph (c) or

     (ii) Incurred costs indicate that a revision to the percentages is appropriate, provided, however, any such revision shall not be made more frequently than at the end of a calendar quarter unless the total contract price is limited to the contract ceiling price and the contract ceiling price is adjusted during a calendar quarter.

     (d) Invoices. Invoices may be submitted every two weeks, but not more frequently; provided, however, that if after contract award more frequent progress payments are approved by cognizant Government authority, this provision shall be modified accordingly without additional consideration by the Contractor to the Government for such modification. No payment will be required to be made upon invoices aggregating less than five thousand dollars ($5,000). The Contractor shall certify on each invoice:

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                                   SCHEDULE

     (1) The percentage of physical progress in the performance of work on the vessel as a decimal carried to four places; and

     (2) The allowable costs incurred in the performance of the work on the vessel as of the date the invoice is submitted. Such certification shall provide for cost category reporting in accordance with the Contractor's normal accounting system and shall be broken down into direct material, direct labor and indirect costs.

     (e) Physical Progress and Weighting Factors.

          (1) Within sixty (60) days after contract award the Contractor shall submit a progressing system description for review and approval by the Contracting Officer. Upon approval of such system, progress payments shall be in accordance with the approved system. Subsequent revisions to the approved system shall be submitted to the Contracting Officer for approval prior to implementation.

     (2) The mutually agreed upon weighting factors for the categories of labor and material for each vessel are set forth in Attachment D to this contract. The weighting factors shall be revised quarterly concurrent with the billing price revisions specified in paragraph (b). Notwithstanding the above, revision of weighting factors may be requested by either party when factual data indicate that the weighting factors then in use are no longer representative of the actual labor and material distribution. Revisions of weighting factors shall be supported by detailed de-escalated (estimated final) direct material, direct labor and indirect costs and additional data concerning the cause of the change in the weighting factors. Any change in the weighting factors shall be set forth in a supplemental agreement to this contract.

     (f) Incurred Costs. For the purpose of this clause "incurred costs" are those costs identified through the use of the accrual method of accounting, as supported by the records maintained by the Contractor and which are allowable in accordance with Part 31 of the Federal Acquisition Regulation in effect on the effective date of this contract and include only:

          (1) Costs for items or services purchased directly for the contract which are paid as well as incurred, as shown by payment made by cash, check, or other form of actual payment; and

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          (2)  Costs incurred, but not necessarily paid, for materials issued from the Contractor's stores inventory and placed in the production process for use on the contract, for direct labor, for direct travel, for other direct in-house costs and for properly allocable and allowable overhead (indirect) costs, all as shown by records maintained by the Contractor for the purpose of obtaining payment under Government contracts, provided that the Contractor is not delinquent in payment of costs of contract performance in the ordinary course of business; and

          (3) With respect to allocated and allowable costs of pension contributions, when pension contributions are paid by the Contractor to the retirement fund less frequently than quarterly, accruals of the costs of these pension contributions shall be excluded from Contractor's incurred costs until such costs are paid. If pension contributions are paid on a quarterly or more frequent basis, accruals of such costs may be included in the Contractor's incurred costs, provided that the pension contributions are paid to the retirement fund within thirty (30) days after the close of the period covered by the payment. If payments are not paid within such thirty (30) day period, pension contributions shall be excluded from the Contractor's incurred cost until payment therefor has been made.

     (4) Incurred costs shall not include any costs which are required under any provision of this contract (other than the "COMPENSATION ADJUSTMENT (LABOR AND MATERIAL)" clause) to be reimbursed or paid by the Government to the Contractor or by the Contractor to the Government other than through an equitable adjustment in the contract price. If an overpayment is made relative to this paragraph (f), interest shall be charged at the prevailing per annum rate established by the Secretary of the Treasury, pursuant to Public Law 92-41, from the date such overpayment is made (date of Government check) until the date the overpayment is fully recovered.

     (g)  Retentions.

          (1) Upon preliminary acceptance of each vessel and upon the submission of properly certified invoices, the Government will pay to the Contractor the amount withheld under paragraph (a) of this clause in respect of that vessel in excess of a performance reserve in the amount of $5,000,000 per vessel. If at any time it shall appear to the Government that the amount of performance reserve may be insufficient to meet the cost to the Government of finishing any unfinished work under the

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                                   SCHEDULE


contract for which the Contractor is responsible, or of correcting defects for which the Contractor is responsible which are discovered prior to preliminary acceptance or during the guaranty period of any vessel, the Government may, in making payments under this clause, deduct or withhold such additional amounts as it may determine to be necessary to render such reserve adequate; provided, that any additional amounts deducted or withheld on account of defects which are discovered during the guaranty period of the vessel shall not exceed the limit of the Contractor's liability as set forth in the clause entitled "LIMITATION OF CONTRACTOR'S LIABILITY FOR CORRECTION OF DEFECTS", reduced by the amounts of the cost incurred by the Contractor for work on such vessel because of Contractor responsible deficiencies which are discovered during the guaranty period of the vessel. The performance reserve will be paid six (6) months after completion of the fitting out period of the vessel, or eight months after preliminary acceptance, whichever first occurs, less an amount mutually agreed upon for work not performed, if any.

     (2) The Government may, in its discretion, make payments prior to final settlement on account of the reserve established under this clause, subject to such conditions precedent as the Contracting Officer may prescribe.

     (3) The Government shall, at the time of final settlement, in accordance with the provisions of the clause entitled "FINAL SETTLEMENT", pay the Contractor the balance owing to it under the contract promptly after the amount of such balance shall have been determined.

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     (h)  Certifications and Audits. At any time or times prior to final payment under this contract, the Contracting Officer may have any invoices and statements or certifications of costs audited. The Contracting Officer may require the Contractor to submit, or make available for examination by the Contracting Officer or his designated representative, the supporting documentation upon which invoices, statements, or certifications of costs are based. Each payment theretofore made shall be subject to reduction as necessary to reflect the exclusion of amounts included in the invoices or statements or certifications of costs which are found by the Contracting Officer, on the basis of such audit, not to constitute allowable costs. Any payment may be reduced for overpayments, or increased for underpayments on preceding invoices.

     (i) Contract facilities capital cost of money shall be invoiced every two weeks on an interim basis, using the latest available cost of money factor. At the end of each calendar year, an adjustment will be made to the interim billings based on the actual cost of money factors applicable to that year.
The cost of money is not included in incurred cost and shall be a separate reimbursement and shall not be included in any target price or ceiling price and is outside the incentive price revision formula provided for in the clause hereof entitled "Incentive Price Revision (Firm Target)".

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H-18  NAVSEA 5252.215-9106          PRICE ADJUSTMENT FOR CHANGES IN
                                    FEDERAL LAW (FT) (JAN 1990)

(a)  Definitions

     (1)  For the purpose of this requirement:

          (i) The term "Currently Applicable Federal Laws" is defined to mean and include only the statutes listed below, amendments thereto, and regulations thereunder, promulgated by Federal authorities as in effect on November 17, 1994.

               (A)  Contract Work Hours and Safety Standards Act

               (B)  Occupational Safety and Health Act of 1970

               (C)  Atomic Energy Act of 1954

               (D)  National Environmental Policy Act of 1969

               (E)  Clean Air Act and the following amendments thereto:

                    (1)  Clean Air Act Amendments of 1966;
                    (2)  Clean Air Act Amendments of 1970; and
                    (3)  Clean Air Act Amendments of 1977; and
                    (4)  Clean Air Act Amendments of 1990.

               (F) Federal Water Pollution Control Act Amendments of 1972 and the following amendments thereto:

                    (1)  Clean Water Act of 1977; and
                    (2)  Water Quality Act of 1987; and
                    (3)  Oil Pollution Act of 1990

               (G)  Refuse Act of 1899

               (H)  Noise Control Act of 1972

               (I)  Toxic Substances Control Act

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               (J)  Solid Waste Disposal Act and the following amendments thereto:

                    (1)  Resource Conservation and Recovery Act of 1976;

                    (2)  Solid Waste Disposal Act Amendments of 1980; and

                    (3)  Hazardous and Solid Waste
                         Amendments of 1984.

               (K)  Marine Protection, Research and Sanctuaries
                    Act of 1972

               (L)  Comprehensive Environmental Response,
                    Compensation, and Liability Act of 1980 and the following amendment thereto:

                    (1)  Superfund Amendments and
                         Reauthorization Act of 1986.

               (M)  Act to Prevent Pollution from Ships (1980)

               (N)  Hazardous Materials Transportation
                    Act and the following amendment thereto:

                    (1)  Hazardous Materials Transportation
                         Act Amendments of 1976

               (O)  Emergency Planning and Community Right to
                    Know Act of 1986.

          (ii) The term "New Federal Law" is defined to mean a new Federal Statute enacted subsequent to November 17, 1994 pertaining to (1) workplace conditions affecting employees or the public, or (2) environmental standards and requirements, and regulations thereunder promulgated by Federal authorities.

         (iii) The term "change" shall be deemed to mean the amendment or repeal of any Currently Applicable Federal Law or New Federal Law or regulations promulgated thereunder by Federal authorities.

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(b)  If, at any time after the effective date of this contract, a New Federal
Law is enacted or a change is made to a Currently Applicable Federal Law or a New Federal Law or regulations thereunder promulgated by Federal authorities, and compliance with such new law or change directly results in an increase or decrease in the Contractor's cost of performance of this contract, the contract price(s) shall be adjusted as provided in paragraph (c) below. No such adjustment shall be made for contract costs incurred or projected to be incurred during the two (2) year period after the effective date of this contract.

(c) The price adjustment provided for in paragraph (b) above shall be made, in the same amount, in each of the Target Cost(s), the Target Price(s), and the Ceiling Price(s) or Fixed Price(s) of this contract, as appropriate, and shall include only the properly allowable and allocable direct and indirect costs of additional labor and materials directly resulting from compliance with the new law or with the change, but shall not include:

          (i)  Costs of delay, disruption, or acceleration of performance;

         (ii) Increases or decreases in prices charged by subcontractors or suppliers; or

        (iii) Costs of additional facilities or of any portion thereof constructed or acquired after November 17, 1994 unless such additional facilities or the portion thereof have been constructed or acquired by the Contractor solely in order to comply with a New Federal law or a change in Currently Applicable Federal Laws or New Federal Laws, or regulations thereunder promulgated by Federal authorities.

The price adjustment shall consider and exclude any tax, depreciation, or other special allowances provided to the Contractor in the New Federal Law or change for compliance therewith. No adjustment shall be made in the Profit or Delivery Schedule of the contract, provided, however, that the Contractor's right, if any, to extension of the delivery schedule under any other requirement of this contract shall not be prejudiced thereby. No adjustment shall be made unless a New Federal Law or a change directly causes an increase or decrease in the Contractor's cost of performance of this contract in excess of $125,000 per ship.

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(d)  The Contractor shall promptly notify the Contracting Officer, in writing, of the enactment of New Federal Laws or of a change that reasonably may be expected to result in an adjustment under the provisions of this requirement.

(e) Requests for price adjustments hereunder shall be made in accordance with the procedures of the requirement entitled "DOCUMENTATION OF REQUESTS FOR EQUITABLE ADJUSTMENT".

H-19  NAVSEA 5252.227-9100              PROTECTION OF NAVAL NUCLEAR
                                        PROPULSION INFORMATION (JAN 1986)

(a) During the performance of this contract Naval Nuclear Propulsion Information (NNPI) may be developed or used. Naval Nuclear Propulsion Information is defined as that information and/or hardware concerning the design, arrangement, development, manufacturing, testing, operation, administration, training, maintenance, and repair of the propulsion plans of Naval Nuclear Powered Ships including the associated shipboard and shore-based nuclear support facilities. Appropriate safeguards must be proposed by the Contractor and approved by the Contracting Officer for Security for the safeguarding from actual, potential or inadvertent release by the Contractor, or any subcontractor, of any Naval Nuclear Propulsion Information in any form, classified or unclassified. Such safeguards shall ensure that only Governmental and Contractor parties, including

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                                   SCHEDULE

subcontractors, that have an established need-to-know, have access in order to perform work under this contract, and then only under conditions which assure that the information is properly protected. Access by foreign nationals or immigrant aliens is not permitted. A foreign national or immigrant alien is defined as a person not a United States citizen or a United States National. United States citizens representing a foreign government, foreign private interest or other foreign nationals, are considered to be foreign nationals for industrial security purposes and the purpose of this restriction. In addition, any and all issue or release of such information beyond such necessary parties, whether or not ordered through an administrative or judicial tribunal, shall be brought to the attention of the Contracting Officer for Security.

(b) The Contracting Officer for Security shall be immediately notified of any litigation, subpoenas, or requests which either seek or may result in the release of Naval Nuclear Propulsion Information.

(c) In the event that a court or administrative order makes immediate review by the Contracting Officer for security impractical, the Contractor agrees to take all necessary steps to notify the court or administrative body of the Navy's interest in controlling the release of such information through review and concurrence in any release.

(d) The Contracting Agency reserves the right to audit contractor facilities for compliance with the above restrictions.

(e) Exceptions to these requirements may only be obtained with prior approval from the Commander, Naval Sea Systems Command (Contact SEA 09T1).

H-20  DELETED

                                                                N00024-95-C-2106
                                   SCHEDULE

H-21  NAVSEA 52S2.246-9124                   SHIPBUILDING SUPPORT OFFICE
                                             SCHEDULES (AT) (JAN 1983)

The U.S. Navy Shipbuilding Support Office, which is responsible within the Department for providing central scheduling for ship programs, may, but shall not be obligated to, promulgate from time to time Master Program Schedules and other documents relating to the design, material procurement for, and orderly erection of the vessel(s). Such schedules and documents, if promulgated, are intended to facilitate integration of all work required in connection with the vessels, and other vessels, if any, in the same ship program and to serve as a planning aid for the Contractor and its agents, but such schedules and documents shall not alter or increase the obligations of the Government and the use thereof or adherence thereto is not a requirement of this contract. Neither the promulgation of such schedules and documents nor any use thereof by the Contractor or its agent shall in any way relieve the Contractor of its obligation to complete and deliver the vessel(s) by the date and in accordance with the other requirements set forth in this contract or affect responsibility for any delays.

H-22  NAVSEA 5252.244-9102                   SUBCONTRACTING OF NUCLEAR
                                             ENGINEERING EFFORT (SEP 1990)

(a) The Contractor and the Navy intend that all nuclear engineering effort under this contract be performed by employees of the Contractor or persons under the supervision of employees of the Contractor at the Contractor's facilities or at the construction site. If, however, the Contractor considers that subcontracting some nuclear engineering effort, which will not be under the supervision of employees of the Contractor at the Contractor's facilities or at the construction site, is necessary to meet the Contractor's contractual requirements, then notwithstanding and in addition to any other requirement of this contract, the Contractor shall submit a written request for technical approval to NAVSEA 08. The request to subcontract nuclear engineering effort shall state the reasons why the subcontracting is necessary, why the effort cannot be performed by the Contractor's personnel or persons under the supervision of employees of the Contractor at the Contractor's facilities or at the construction site, the expected number of man/hours, cost and nature of the subcontracted effort, period of performance, and the name and qualifications of the vendor to perform the subcontracted effort. NAVSEA 08 shall approve or disapprove the request in writing. The Contractor agrees not to subcontract any

                                                                N00024-95-C-2106
                                   SCHEDULE

nuclear engineering effort which will not be under the supervision of employees of the Contractor at the Contractor's facilities or at the construction site without obtaining the express written technical approval of NAVSEA 08.

(b) For the purpose of this requirement, the term "nuclear engineering effort" includes engineering, drafting, and related technical support effort under NAVSEA 08 technical cognizance.

H-23 NAVSEA 5252.227-9101                   TRANSMISSION ABROAD OF EQUIPMENT OR
                                            TECHNICAL DATA RELATING TO THE
                                            NUCLEAR PROPULSION OF NAVAL SHIPS
                                            (SEP 1990)

(a) The supplies specified to be delivered under this contract relate to the nuclear propulsion of naval ships.

(b) Equipment and technical data defined as Naval Nuclear Propulsion information (NNPI) under NAVSEAINST 5511.32A shall not be disclosed to foreign nationals.

(c)  For other than equipment and technical data defined as NNPI in paragraph
(b) above, except with the prior written consent of the Contracting Officer, or his designated representative, the Contractor shall not, at any time during or after the performance of this contract, transmit or authorize the transmittal of any equipment or technical data, as defined in paragraph (d) below, (1) outside the United States, or (2) irrespective of location, (i) to any foreign national, not working on this contract or any subcontract hereunder (ii) to any foreign organization (including foreign subsidiaries and affiliates of the Contractor),
(iii) to any foreign Government, or (iv) to any international organization.

(d) As used in this requirement, the following terms shall have the following definitions:

     (1) "United States" means the States, the District of Columbia, Puerto Rico, American Samoa, the Virgin Islands, Guam, and any areas subject to the complete sovereignty of the United States;

     (2) "equipment" means all supplies of the kind specified to be delivered under this contract, all component parts thereof, and all models of such supplies and component parts; but "equipment" does not include standard commercial supplies and component parts, and models thereof;

                                                                N00024-95-C-2106
                                   SCHEDULE

     (3) "technical data" means all professional, scientific, or technical information and data produced or prepared for the performance of this contract, or on or for the operation, maintenance, evaluation, or testing of any contract item, whether or not the information and data were specified to be delivered under this contract including, without limitation, all writings, sound recordings, pictorial reproductions, and drawings or other graphical representations; but "technical data" does not include such information and data on standard commercial supplies and component parts to the extent that the information and data do not relate to the use, operation, maintenance, evaluation and testing of such supplies and component parts in or in connection with any item, or component parts thereof, specified to be delivered under this contract.

(e) The Contractor agrees to insert in all subcontracts under this contract provisions which shall conform substantially to the language of this requirement, including this paragraph (e).

(f) Notwithstanding any other provisions of this requirement, this requirement shall not apply (1) where the transmittal or authorization for the transmittal of equipment or technical data is to be made pursuant to a contract or agreement to which the United States is a party; and (2) where the transmittal is to be of equipment or technical data which the Contracting Officer, or his designated representative, has declared in writing to the Contractor to be thereafter exempt from this requirement.

                                                                N00024-95-C-2106
                                   SCHEDULE

H-24  DELETED


H-25  NAVSEA 5252.227-9114                  UNLIMITED RIGHTS IN TECHNICAL
                                            DATA-NUCLEAR PROPULSION PLANT
                                            SYSTEMS (SEP 1990)

(a) Pursuant to subparagraph (b)(1) of the clause entitled "RIGHTS IN TECHNICAL DATA AND COMPUTER SOFTWARE" (DFARS 252.227-7013), it is agreed that all technical data pertaining to nuclear propulsion plant systems under the technical cognizance of the Deputy Commander, Nuclear Propulsion Directorate, Naval Sea Systems Command (SEA 08), which is specified to be delivered pursuant to this contract, shall be delivered with unlimited rights, provided, however, that nothing in the clause shall be deemed to require any subcontractor of any tier under this contract to deliver or furnish with unlimited rights any technical data which he is entitled to deliver with limited rights pursuant to said "RIGHTS IN TECHNICAL DATA AND COMPUTER SOFTWARE" clause.

(b) It is further agreed that promptly after delivery of the vessel, or after any termination of all work under this contract, the Contractor shall submit a letter report to the Nuclear Propulsion Directorate, Naval Sea Systems Command (SEA 08) listing and providing a brief description of all items of technical data pertaining to the reactor plant(s) of the vessel(s) developed or prepared under this contract which were not specified to be delivered pursuant to this contract. The Contractor shall furnish in the Contractor's format and at the cost of reproduction, with unlimited rights, copies of items of technical data so reported or which should have been reported, as the Government may require in writing from time to time and at any time. However, nothing in this requirement shall require the Contractor to retain any item of such technical data beyond the period provided for in this contract, including the specifications, and other documents incorporated by reference, applicable to the item or type of technical data involved.

  AGE>

                                                                N00024-95-C-2106
                                   SCHEDULE

H-26  NAVSEA 5252.209-9102     WEIGHT CONTROL (SEP 1990)

(a) In accordance with the procedures set forth in Section 9290-1 of the Specifications, the Contractor shall enter into an agreement with the Government as to the Accepted Weight Estimate (AWE) for the ship under this contract, and such agreement shall be set forth in a Supplemental Agreement. The AWE values for combat load displacement and vertical center of gravity above bottom of keel. (KG) are the baseline for measuring Contractor responsibility within the meaning of this clause. The aforementioned AWE values shall be equal to or less than the following Not-to-Exceed (NTE) values:

Contractor Responsible Combat Load Displacement 99.830 long tons
Contractor Responsible KG                        46.92 feet

It is further agreed that the foregoing NTE values for the Combat Load condition include all adjustments required as a result of the effects of the specifications noted in Section C of the contract.

In addition, it is agreed that the trim and list tolerances for the combat load condition are as follows:

          Trim                         24 inches forward or aft
          List                         0.50 degrees port or starboard

(b) The net weight and moment effect of every change incorporated into this contract shall be agreed upon and set forth in the Supplemental Agreement.

(c) One month prior to the date of performance of the inclining experiment, the net weight and moment differences to Government Furnished Material (GFM) since the AWE, that were beyond the control of the Contractor, excluding effect of contract changes, shall be agreed upon and set forth in a Supplemental Agreement. All weight and moment differences to GFM resulting from the correction of data for which accurate information was available prior to the AWE or from the relocation of GFM at the discretion of the Contractor are considered to be within the control of the Contractor.

                                                                N00024-95-C-2106
                                   SCHEDULE

(d) If the Contractor proposes changes in the contract plans or specifications solely for the purpose of meeting the values of displacement, KG, trim, or list as set forth in paragraph (a) above, and if the Contracting Officer approves, the parties shall enter into a Supplemental Agreement implementing such changes and such Supplemental Agreement shall adjust the contract price and delivery schedule pursuant to the "Changes" clause except that no increase in the cost of or time for performance of the contract shall be considered in arriving at the adjustment for such changes. Any Supplemental Agreements issued pursuant to this paragraph shall reflect the weight and moment effect of the changes and shall be reported as required for other contract modifications. However, the net weight and moment effect of any changes made under this paragraph shall not be considered in calculating the Contractor responsible values under paragraph (e) below. Notwithstanding the foregoing, when Value Engineering proposals initiated and recommended by the Contractor are authorized by contract modification, fifty percent (50%) of the savings of the weight and moment effect of any such Value Engineering Change shall not be considered in calculating the Contractor responsible values under paragraph (e) below.

(e) The Contractor shall be responsible for the delivery of the ship with a displacement and KG of no more than the AWE values specified in paragraph (a) above for the combat load condition plus the values agreed upon for the Contract Modifications and weight growth of Government Furnished Material and Government Controlled Material. In addition, the Contractor shall be responsible for the delivery of the ship within a trim and list for the combat load condition, as specified in paragraph (a) above. If required, up to 650 long tons of Contractor controlled ballast may be used to achieve the list and trim specified in paragraph (a) above. However, the installation of such ballast shall be agreed upon between the Contractor and the Contracting Officer and the Contractor shall be entitled to an equitable adjustment in accordance with the "Changes" clause. If the Government elects not to authorize installation of any or all of the 650 long tons of Contractor controlled ballast, the Contractor is still entitled to use, in the weight reports, up to the 650 long tons of Contractor controlled ballast, to meet the list and trim requirements specified in paragraph (a). The Contractor will not be responsible for the net total adverse effect on such trim or list caused by Contract Modifications and weight growth of Government Furnished Material and Government Controlled Material.

                                                                N00024-95-C-2106
                                   SCHEDULE

(f) Within the first six months after contract award, the Contractor may request a one time adjustment to the NTE values (including trim and list) and the allowable ballast. The Contractor's request shall provide technical justification for the proposed adjustments and it shall be accompanied by a Contractor's Independent Weight Estimate (CIWE). Changes to the NTE values and the allowable ballast shall be agreed upon and set forth in a Supplemental Agreement.

H-27  NAVSEA 5252.245-9115 RENT-FREE USE OF GOVERNMENT PROPERTY
                           (SEP 1990)

The Contractor may use on a rent-free, non-interference basis, as necessary for the performance of this contract, the Government property accountable under Contract(s) N00024-90-E-3501 and N00024-88-C-2055. The Contractor is responsible for scheduling the use of all property covered by the above referenced contract(s) and the Government shall not be responsible for conflicts, delays, or disruptions to any work performed by the Contractor due to use of any or all of such property under this contract or any other contracts under which use of such property is authorized.

H-28  NAVSEA 5252.231-9109     PRECONTRACT COSTS (SEP 1990)

Allowable costs under this contract shall include all costs incurred by the Contractor in connection with the work covered by this contract during the period from and including 22 September 1994 to the date of this contract, as would have been allowable and allocable pursuant to the terms of this contract as if this contract had been in effect during said period; provided, however, that such costs shall not in the aggregate exceed $8,000,000 unless such amount is increased in writing by the Contracting Officer (which amount is included in the estimated cost(s) of this contract).

                                                                N00024-95-C-2106

SECTION I - CONTRACT CLAUSES

SECTION I-1 - CLAUSES INCORPORATED BY REFERENCE

I. FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSES:

FAR
SOURCE         TITLE AND DATE
------         --------------
52.202-1       DEFINITIONS (SEP 1991)

52.203-1       OFFICIALS NOT TO BENEFIT (APR 1984)

52.203-3       GRATUITIES (APR 1984)

52.203-5       COVENANT AGAINST CONTINGENT FEES (APR 1984)

52.203-6       RESTRICTIONS ON SUBCONTRACTOR SALES TO THE
               GOVERNMENT (JUL 1985)

52.203-7       ANTI- KICKBACK PROCEDURES (OCT 1988)

52.203-10      PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR
               IMPROPER ACTIVITY (SEP l99O)

52.203-12      LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN
               FEDERAL TRANSACTIONS (JAN 1990) (Applies if
               this contract exceeds S100,000.)

52.204-2       SECURITY REQUIREMENTS (APR 1984)

52.208-1       REQUIRED SOURCES FOR JEWEL BEARINGS AND
               RELATED ITEMS (APR 1984)

52.209-1       QUALIFICATION REQUIREMENTS (OCT 1988)

52.209-6       PROTECTING THE GOVERNMENT'S INTEREST WHEN
               SUBCONTRACTING WITH CONTRACTORS DEBARRED,
               SUSPENDED, OR PROPOSED FOR DEBARMENT (NOV
               1992)

Fixed-Price Supply (Negotiated) 24 January 1994
Updated through FAC 90-18 and DAC 91-5

                                                                N00024-95-C-2106

FAR
SOURCE         TITLE AND DATE
------         --------------

52.210-5       NEW MATERIAL (APR 1984)

52.210-7       USED OR RECONDITIONED MATERIAL, RESIDUAL
               INVENTORY, AND FORMER GOVERNMENT SURPLUS
               PROPERTY (APR 1984)

52.212-8       DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS (SEP 1990)

52.215-1       EXAMINATION OF RECORDS BY COMPTROLLER GENERAL (FEB 1993)

52.215-2       AUDIT--NEGOTIATION (FEB 1993)

52.215-22      PRICE REDUCTION FOR DEFECTIVE COST OR PRICING
               DATA (JAN 1991)

52.215-23      PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA--
               MODIFICATIONS (DEC 1991)

52.215-24      SUBCONTRACTOR COST OR PRICING DATA (DEC 1991)

52.215-25      SUBCONTRACTOR COST OR PRICING DATA--MODIFICATIONS (DEC 1991)

52.215-26      INTEGRITY OF UNIT PRICES (APR 1991)

52.215-26      INTEGRITY OF UNIT PRICES (APR 1991) AND ALTERNATE I (APR 1991)
and Alt I

52.215-27      TERMINATION OF DEFINED BENEFIT PENSION PLANS (SEP 1989)

52.215-30      FACILITIES CAPITAL COST OF MONEY (SEP 1987)

52.215-33      ORDER OF PRECEDENCE (JAN 1986)

52.215-39      REVERSION OR ADJUSTMENT OF PLANS FOR POST-RETIREMENT BENEFITS
               OTHER THAN PENSIONS (PRB) (JUL 1991)

                                                                N00024-95-C-2106

FAR
SOURCE         TITLE AND DATE
------         --------------

52.219-8       UTILIZATION OF SMALL BUSINESS CONCERNS AND
               SMALL DISADVANTAGED BUSINESS CONCERNS (FEB
               1990)

52.219-9       SMALL BUSINESS AND SMALL DISADVANTAGED
               BUSINESS SUBCONTRACTING PLAN (JAN 1991)

52.219-13      UTILIZATION OF WOMEN-OWNED SMALL BUSINESSES (AUG 1986)

52.219-16      LIQUIDATED DAMAGES--SMALL BUSINESS
               SUBCONTRACTING PLAN (AUG 1989)

52.220-3       UTILIZATION OF LABOR SURPLUS AREA CONCERNS (APR 1984)

52.220-4       LABOR SURPLUS AREA SUBCONTRACTING PROGRAM (APR 1984)

52.222-1       NOTICE TO THE GOVERNMENT OF LABOR DISPUTES (APR 1984)

52.222-3       CONVICT LABOR (APR 1984)

52.222-20      WALSH-HEALEY PUBLIC CONTRACTS ACT (APR 1984)

52 222-26      EQUAL OPPORTUNITY (APR 1984)

52.222-28      EQUAL OPPORTUNITY PREAWARD CLEARANCE OF
               SUBCONTRACTS (APR 1984) (Applies if this
               contract is $1,000,000 or more.) (As used in
               the foregoing clause, the term "Contracting
               Officer" shall be deemed to mean the
               "Administrative Contracting Officer (ACO)".)

52.222-35      AFFIRMATIVE ACTION FOR SPECIAL DISABLED AND
               VIETNAM ERA VETERANS (APR 1984)

52.222-36      AFFIRMATIVE ACTION FOR HANDICAPPED WORKERS
               (APR 1984)

                                                                N00024-95-C-2106

FAR
SOURCE         TITLE AND DATE
------         --------------
52.222-37      EMPLOYMENT REPORTS ON SPECIAL DISABLED
               VETERANS AND VETERANS OF THE VIETNAM ERA (JAN
               1988)

52.223-2       CLEAN AIR AND WATER (APR 1984)

52.223-3       HAZARDOUS MATERIAL IDENTIFICATION AND
               MATERIAL SAFETY DATA (NOV 1991)

52.223-6       DRUG-FREE WORKPLACE (JUL 1990)

52.225-10      DUTY-FREE ENTRY (APR 1984) (Applies if this
               contract exceeds $100,000.)

52.225-11      RESTRICTIONS ON CERTAIN FOREIGN PURCHASES (MAY 1992)

52.226-1       UTILIZATION OF INDIAN ORGANIZATIONS AND
               INDIAN-OWNED ECONOMIC ENTERPRISES (AUG 1991)

52.227-1       AUTHORIZATION AND CONSENT (APR 1984)

52.227-2       NOTICE AND ASSISTANCE REGARDING PATENT AND
               COPYRIGHT INFRINGEMENT (APR 1984)

52.227-10      FILING OF PATENT APPLICATIONS--CLASSIFIED
               SUBJECT MATTER (APR 1984)

52.229-4       FEDERAL, STATE, AND LOCAL TAXES (NON-COMPETITIVE CONTRACTS)
               (JAN 1991)

52.229-5       TAXES--CONTRACTS PERFORMED IN U.S. POSSESSIONS OR PUERTO
               RICO (APR 1984)

52.230-2       COST ACCOUNTING STANDARDS (AUG 1992)

52.230-4       CONSISTENCY IN COST ACCOUNTING PRACTICES
               (AUG 1992)

                                                            N00024-95-C-2106

FAR
SOURCE         TITLE AND DATE
------         --------------

52.230-5       ADMINISTRATION OF COST ACCOUNTING STANDARDS
               (AUG 1992)

52.232-1       PAYMENTS (APR 1984)
               (Not applicable to CLINS 0001 - 0006)

52.232-8       DISCOUNTS FOR PROMPT PAYMENT (APR 1989)

52.232-9       LIMITATION ON WITHHOLDING OF PAYMENTS (APR 1984)

52.232-11      EXTRAS (APR 1984)

52.232-16      PROGRESS PAYMENTS (JUL 1991) (Applies if the
               Contractor is other than a Small Business
               Concern.) (N/A to CLINs 0001 - 0006)

52.232-17      INTEREST (JAN 1991)

52.232-23      ASSIGNMENT OF CLAIMS (JAN 1986)

52.232-25      PROMPT PAYMENT (MAR 1994)

52.232-28      ELECTRONIC FUNDS TRANSFER PAYMENT METHODS
               (APR 1989)

52.233-1       DISPUTES (MAR 1994) AND ALTERNATE I (DEC 1991)
and Alt I

52.233-3       PROTEST AFTER AWARD (AUG 1989)

52.242-1       NOTICE OF INTENT TO DISALLOW COSTS (APR 1984)

52.242-2       PRODUCTION PROGRESS REPORTS (APR 1991)

                                                                N00024-95-C-2106


FAR
SOURCE         TITLE AND DATE
------         --------------

52.242-10      F.O.B. ORIGIN--GOVERNMENT BILLS OF LADING OR
               PREPAID POSTAGE (APR 1984)

52.242-11      F.O.B. ORIGIN--GOVERNMENT BILLS OF LADING OR
               INDICIA MAIL (FEB 1993)

52.242-12      REPORT OF SHIPMENT (REPSHIP) (DEC 1989)

52.242-13      BANKRUPTCY (APR 1991)

52.243-1       CHANGES--FIXED PRICE (AUG 1987)

52.244-1       SUBCONTRACTS (FIXED-PRICE CONTRACTS) (APR
               1991)

52.244-5       COMPETITION IN SUBCONTRACTING (APR 1984)

52.246-2       GOVERNMENT PROPERTY (FIXED-PRICE CONTRACTS)
and ALT I      (DEC 1989) AND ALTERNATE I (APR 1984)
               (DEVIATION) (OCT 1993) (The language "special tooling accountable to the contract is subject to the provisions of the special tooling clause and not the provisions of the Government Property (Fixed-Price Contracts) clause" in paragraph 52.245-2(c) is waived for a period of one year, ending 16 October
               1994, or until the FAR is changed, whichever occurs first.)

                                                                N00024-95-C-2106

FAR
SOURCE         TITLE AND DATE
------         --------------
52.246-23      LIMITATION OF LIABILITY (APR 1984)

52.246-24      LIMITATION OF LIABILITY--HIGH VALUE ITEMS (APR 1984)

52.246-25      LIMITATION OF LIABILITY--SERVICES (APR 1984)

52.247-1       COMMERCIAL BILL OF LADING NOTATIONS (APR 1984)

52.247-34      F.O.B. DESTINATION (NOV 1991)

52.247-48      F.O.B. DESTINATION--EVIDENCE OF SHIPMENT (APR 1984)

52.247-54      DIVERSION OF SHIPMENT UNDER F.O.B.
               DESTINATION CONTRACTS (MAR 1989)

52.247-63      PREFERENCE FOR U.S.-FLAG AIR CARRIERS (APR 1984)

52.247-64      PREFERENCE FOR PRIVATELY OWNED U.S.-FLAG
and ALT I      COMMERCIAL VESSELS (APR 1984) AND ALTERNATE I
               (APR 1984)

52.248-1 VALUE ENGINEERING (MAR 1989) (Applies if this contract equals or exceeds $100,000.)

52.249-2       TERMINATION FOR CONVENIENCE OF THE GOVERNMENT (FIXED PRICE)
               (APR 1984) (Applies if this contract exceeds $100,000.)

52.249-8       DEFAULT (FIXED-PRICE SUPPLY AND SERVICE) (APR 1984)

52.250-1       INDEMNIFICATION UNDER PUBLIC LAW 85-804 (APR 1984)

52.251-1       GOVERNMENT SUPPLY SOURCES (APR 1984)

52.253-1       COMPUTER GENERATED FORMS (JAN 1991)

                                                                N00024-95-C-2106

II. DEFENSE FAR SUPPLEMENT (48 CFR CHAPTER 2) CLAUSES:

DFARS SOURCE   TITLE AND DATE
------------   --------------
252.203-7000   STATUTORY PROHIBITIONS ON COMPENSATION TO
               FORMER DEPARTMENT OF DEFENSE EMPLOYEES (DEC
               1991) (Applies if this contract exceeds
               $100,000.)

252.203-7001   SPECIAL PROHIBITION ON EMPLOYMENT (APR 1993)

252.203-7002   DISPLAY OF DOD HOTLINE POSTER (DEC 1991)
               (Applies if this contract exceeds
               $5,000,000.)

252.203-7003   PROHIBITION AGAINST RETALIATORY PERSONNEL
               ACTIONS (APR 1992) (Applies if this contract
               exceeds $500,000.)

252.204-7000   DISCLOSURE OF INFORMATION (DEC 1991)

252.204-7003   CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT
               (APR 1992)

252.205-7000   PROVISION OF INFORMATION TO COOPERATIVE
               AGREEMENT HOLDERS (DEC 1991) (Applies if this
               contract exceeds $500,000.)

252.208-7000   INTENT TO FURNISH PRECIOUS METALS AS
               GOVERNMENT-FURNISHED MATERIAL (DEC 1991)

252.209-7000   ACQUISITION FROM SUBCONTRACTORS SUBJECT TO
               ON-SITE INSPECTION UNDER THE INTERMEDIATE
               RANGE NUCLEAR FORCES (INF) TREATY (DEC 1991)

252.210-7003   ACQUISITION STREAMLINING (DEC 1991)

252.215-7000   PRICING ADJUSTMENTS (DEC 1991)

252.215-7001   AVAILABILITY OF CONTRACTOR RECORDS (DEC 1991)

252.215-7002   COST ESTIMATING SYSTEM REQUIREMENTS (DEC
               1991)

                                                                N00024-95-C-2106

DFARS SOURCE   TITLE AND DATE
------------   --------------
252.219-7003   SMALL BUSINESS AND SMALL DISADVANTAGED
               BUSINESS SUBCONTRACTING PLAN (DoD CONTRACTS)
               (MAY 1993)

252.219-7005   INCENTIVE FOR SUBCONTRACTING WITH SMALL
               BUSINESS AND SMALL DISADVANTAGED
               BUSINESS, HISTORICALLY BLACK COLLEGES AND
               UNIVERSITIES AND MINORITY INSTITUTIONS
               (DEC 1991)

252.219-7008   PILOT MENTOR-PROTEGE PROGRAM (OCT 1992)

252.222-7001   RIGHT OF FIRST REFUSAL OF EMPLOYMENT--CLOSURE
               OF MILITARY INSTALLATIONS (APR 1993)

252.223-7004   DRUG-FREE WORK FORCE (SEP 1988)

252.225-7001   BUY AMERICAN ACT AND BALANCE OF PAYMENTS
               PROGRAM (JAN 1994)

252.225-7002   QUALIFYING COUNTRY SOURCES AS SUBCONTRACTORS
               (DEC 1991)

252.225-7008   SUPPLIES TO BE ACCORDED DUTY-FREE ENTRY (DEC
               1991) (Applies when FAR 52.225-10 is
               applicable.)

252.225-7009   DUTY-FREE ENTRY--QUALIFYING COUNTRY END
               PRODUCTS AND SUPPLIES (DEC 1991)

252.225-7010   DUTY-FREE ENTRY--ADDITIONAL PROVISIONS (DEC
               1991)

252.225-7012   PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES
               (MAY 1994)

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                                                                N00024-95-C-2106

DFARS SOURCE   TITLE AND DATE
------------   --------------
252.225-7014   PREFERENCE FOR DOMESTIC SPECIALTY METALS (DEC
               1991)

252.225-7014   PREFERENCE FOR DOMESTIC SPECIALTY METALS (DEC 1991) AND
and Alt I      ALTERNATE I (DEC 1991)

252.225-7016   RESTRICTION ON ACQUISITION OF ANTIFRICTION
               BEARINGS (APR 1993)

252.225-7017   PREFERENCE FOR UNITED STATES AND CANADIAN VALVES AND MACHINE
               TOOLS (APR 1992)

252.225-7019   RESTRICTION ON ACQUISITION OF FOREIGN ANCHOR
               AND MOORING CHAIN (DEC 1991)
252.225-7022   RESTRICTION ON ACQUISITION OF POLYACRYL-
               ONITRILE (PAN) BASED CARBON FIBER (DEC 1991)

252.225-7025   FOREIGN SOURCE RESTRICTIONS (APR 1993)

252.225-7026   REPORTING OF CONTRACT PERFORMANCE OUTSIDE THE
               UNITED STATES (APR 1993) (Applies if this
               contract exceeds $500,000 or is modified to
               exceed $500,000.)

252.225-7029   RESTRICTION ON ACQUISITION OF AIR CIRCUIT
               BREAKERS (DEC 1991)

252.225-7031   SECONDARY ARAB BOYCOTT OF ISRAEL (JUN 1992)

252.225-7032   WAIVER OF UNITED KINGDOM LEVIES (OCT 1992)

252.227-7013   RIGHTS IN TECHNICAL DATA AND COMPUTER
               SOFTWARE (OCT 1988)

252.227-7018   RESTRICTIVE MARKINGS ON TECHNICAL DATA (OCT 1988)

252.227-7027   DEFERRED ORDERING OF TECHNICAL DATA AND
               COMPUTER SOFTWARE (APR 1988)

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                                                                N00024-95-C-2106

DFARS SOURCE   TITLE AND DATE
------------   --------------

252.227-7029   IDENTIFICATION OF TECHNICAL DATA (APR 1988)

252.227-7030   TECHNICAL DATA--WITHHOLDING OF PAYMENT (OCT 1988)

252.227-7031   DATA REQUIREMENTS (OCT 1988)

252.227-7036   CERTIFICATION OF TECHNICAL DATA CONFORMITY (MAY 1987)

252.227-7037   VALIDATION OF RESTRICTIVE MARKINGS ON TECHNICAL DATA (APR 1988)

252.231-7000   SUPPLEMENTAL COST PRINCIPLES (DEC 1991)

252.231-7001   PENALTIES FOR UNALLOWABLE COSTS (MAY 1994)

252.232-7004   DOD PROGRESS PAYMENTS RATES (NOV 1993) Not
               applicable to CLINs 0001 - 0006)

252.232-7006   REDUCTION OR SUSPENSION OF CONTRACT PAYMENTS UPON FINDING
               OF FRAUD (AUG 1992)

252.233-7000   CERTIFICATION OF CLAIMS AND REQUESTS FOR ADJUSTMENT OR RELIEF
               (MAY 1994)

252.234-7001   COST/SCHEDULE CONTROL SYSTEM (DEC 1991)

252.235-7003   FREQUENCY AUTHORIZATION (DEC 1991)

252.239-7000   PROTECTION AGAINST COMPROMISING EMANATIONS (DEC 1991)

252.242-7000   POSTAWARD CONFERENCE (DEC 1991)

252.242-7003   APPLICATION FOR U.S. GOVERNMENT SHIPPING DOCUMENTATION/
               INSTRUCTIONS (DEC 1991)

252.242-7004   MATERIAL MANAGEMENT AND ACCOUNTING SYSTEM
               (DEC 1991) (Applies if this contract provides progress payments, unless it is set aside exclusively for a small business or small disadvantaged business concern.)

                                                                N00024-95-C-2106

DFARS SOURCE   TITLE AND DATE
------------   --------------

252.243-7000   ENGINEERING CHANGE PROPOSALS (MAY 1994)

252.243-7001   PRICING OF CONTRACT MODIFICATIONS (DEC 1991)

252.246-7000   MATERIAL INSPECTION AND RECEIVING REPORT (DEC 1991)

252.246-7001   WARRANTY OF DATA (DEC 1991)

252.249-7001   NOTIFICATION OF SUBSTANTIAL IMPACT ON EMPLOYMENT (DEC 1991)
               (Applies if this contract equals or exceeds $5 million.)

252.251-7000   ORDERING FROM GOVERNMENT SUPPLY SOURCES (DEC 1991)

--------------------------------------------------------------------------------

                                                                N00024-95-C-2106

SECTION I-2 - CLAUSES INCORPORATED IN FULL TEXT

FAR 52.203-9  REQUIREMENT FOR CERTIFICATE OF PROCUREMENT INTEGRITY--
              MODIFICATION (NOV 1990)

(a) Definitions. The definitions set forth in FAR 3.104-4 are hereby incorporated in this clause.

(b) The Contractor agrees that it will execute the certification set forth in paragraph (c) of this clause when requested by the Contracting Officer in connection with the execution of any modification of this contract.

(c) Certification. As required in paragraph (b) of this clause, the officer or employee responsible for the modification proposal shall execute the following certification:

CERTIFICATE OF PROCUREMENT INTEGRITY--MODIFICATION (NOV 1990)
-------------------------------------------------------------

     (1) I, _______________________ (Name of certifier), am the officer or employee responsible for the preparation of this modification proposal and hereby certify that, to the best of my knowledge and belief, with the exception of any information described in this certification, I have no information concerning a violation or possible violation of subsection 27(a), (b), (d), or
(f) of the Office of Federal Procurement Policy Act, as amended* (41 U.S.C.
423), (hereinafter referred to as "the Act"), as implemented in the FAR, occurring during the conduct of this procurement ____________________ (Contract and modification number).

     (2) As required by subsection 27(e)(1)(B) of the Act, I further certify that to the best of my knowledge and belief, each officer, employee, agent, representative, and consultant of _____________________ (Name of Offeror) who has participated personally and substantially in the preparation or submission of this proposal has certified that he or she is familiar with, and will comply with, the requirements of subsection 27(a) of the Act, as implemented in the FAR, and will report immediately to me any information concerning a violation or possible violation of subsections 27(a), (b), (d), or (f) of the Act, as implemented in the FAR, pertaining to this procurement.

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

                                                                N00024-95-C-2106

     (3) Violations or possible violations: (Continue on plain bond paper if necessary and label Certificate of Procurement Integrity--Modification (Continuation Sheet), ENTER "NONE" IF NONE EXISTS)


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
(Signature of the officer or employee responsible for the modification proposal and date)


--------------------------------------------------------------------------------
(Typed name of the officer or employee responsible for the modification proposal)

*Subsections 27(a), (b), and (d) are effective on December 1, 1990. Subsection 27(f) is effective on June 1, 1991.

THIS CERTIFICATION CONCERNS A MATTER WITHIN THE JURISDICTION OF AN AGENCY OF
THE UNITED STATES AND THE MAKING OF A FALSE, FICTITIOUS, OR FRAUDULENT CERTIFICATION MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER TITLE 18, UNITED STATES CODE, SECTION 1001.

                            (End of certification)

(d) In making the certification in paragraph (2) of the certificate, the officer or employee of the competing Contractor responsible for the offer or bid, may rely upon a one-time certification from each individual required to submit a certification to the competing Contractor, supplemented by periodic training. These certifications shall be obtained at the earliest possible date after an individual required to certify begins employment or association with the contractor. If a Contractor decides to rely on a certification executed prior to the suspension of section 27 (i.e., prior to December 1, 1989), the Contractor shall ensure that an individual who has so certified is notified that section 27 has been reinstated. These certifications shall be maintained by the Contractor for a period

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                                                                N00024-95-C-2106

of 6 years from the date a certifying employee's employment with the company ends or, for an agency, representative, or consultant, 6 years from the date such individual ceases to act on behalf of the contractor.

(e) The certification required by paragraph (c) of this clause is a material representation of fact upon which reliance will be placed in executing this modification.

FAR 52.216-16 INCENTIVE PRICE REVISION--FIRMS TARGET (FI) (APR 1984) (DEVIATION -- 16 NOV 1992) (NAVSEA 5252.216-9127)

(Applicable to CLINS 0001 - 0006)

(a) General. The supplies or services identified in Sections B and C are subject to price revision in accordance with the provisions of this clause; provided, that in no event shall the total final price of such items exceed the total ceiling price as set forth in Section B of the contract. Any supplies or services which are to be ordered separately under, or otherwise added to, this contract, and which are to be subject to price revision in accordance with the provisions of this clause, shall be identified as such in a modification to this contract.

(b) Definition of Cost. For the purposes of this contract, "cost" or "costs" means allowable cost in accordance with Part 31 of the Federal Acquisition Regulation (FAR) and Part 231 of the Department of Defense FAR Supplement (DFARS) as in effect on the date of this contract.

(c) Submission of Data. Within ninety (90) days after the end of the month in which the Contractor has delivered the last unit of supplies and completed the services called for by those items referred to in paragraph (a) above, the Contractor shall submit, on Standard Form (SF) 1411 or other form as the Contracting Officer may require, (i) a detailed statement of all costs incurred up to the end of that month in performing all work under such items, (ii) an estimate of costs of such further performance, if any, as may be necessary to complete performance of all work with respect to such items, and (iii) a list identifying to the extent practicable residual inventory and the estimated value thereof. The detailed statement of all costs incurred shall be decreased by the net increase in compensation adjustments established in accordance with the "COMPENSATION ADJUSTMENTS (LABOR AND MATERIAL)" clause or shall be increased by the net decrease in such compensation adjustments, as the case may be.

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                                                   N00024-95-C-2106

(d) Price Revision. Upon submission of the data required by paragraph (c) above, the Contractor and the Contracting Officer shall promptly establish the total final price in accordance with the following:

     (1) On the basis of the information required by paragraph (c) above, together with any other pertinent information, there shall be established by negotiation the total final cost incurred or to be incurred for the supplies delivered (or services performed) and accepted by the Government, which are subject to price revision. The contract may have provisions contained in the specifications, or other documents incorporated in this contract by reference or in the Schedule or Contract Clauses hereof designating services to be performed or materials to be furnished by the Contractor at his expense, or without cost to the Government, or with costs to be borne by the Contractor. Such costs may be included in the final negotiated cost of this contract, provided, however, that after the total final price has been established in accordance with this clause, such services shall be performed and such materials shall be furnished at no increase in said total final price.

          (i)  The "COMPENSATION ADJUSTMENTS (LABOR AND MATERIAL)" clause.

          (ii) Any other provision of this contract which provides for an amount to be reimbursed or paid to the Contractor by the Government or to be refunded or paid by the Contractor to the Government, other than through an adjustment of the contract price, including the following:

               (A) Paragraphs (b), (c), and (e) of the clause of this contract entitled "INSURANCE-PROPERTY LOSS OR DAMAGE-LIABILITY TO THIRD PERSONS".

               (B) The clause of this contract entitled "ADDITIONAL INSURANCE PROVISIONS".

               (C) The clause of this contract entitled "Indemnification under Public Law 85-804 (FAR 52.250-1)".

     (2) The total final price shall be established by adjusting the total final negotiated cost by an amount for profit or loss determined as follows:

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

                                                                N00024-95-C-2106


WHEN THE TOTAL FINAL                   THE AMOUNT FOR PROFIT
NEGOTIATED COST IS:                    OR LOSS IS:

Equal to the total target cost------   Total target profit.

Greater than the total target cost--   Total target profit less twenty percent
                                       (20%) of the amount by which the total
                                       final negotiated cost exceeds the total
                                       target cost.

Less than the total target cost-----   Total target profit plus twenty percent
                                       (20%) of the amount by which the total
                                       final negotiated cost is less than the
                                       total target cost.

     (3) The total final price of the items referred to in paragraph (a) above shall be evidenced by a modification to this contract signed by the Contractor and the Contracting Officer. Such price shall not be subject to revision notwithstanding any changes in the cost of performing the contract, with the following exceptions:

          (i) insofar as the parties may agree in writing, prior to the determination of the total final price, (A) to exclude any specific elements of cost from the total final price and (B) to a procedure to provide subsequent disposition of such elements; and

         (ii) to the extent any adjustment or credit is explicitly permitted or required by this or any other clause of this contract.

(e) Subcontracts. No subcontract placed under this contract shall provide for payment on a cost-plus-a-percentage-of-cost basis.

(f) Disagreements. If the Contractor and the Contracting Officer fail to agree upon the total final price within sixty (60) days after the date on which the data required by (c) above are to be submitted, or within such further time as may be specified by the Contracting Officer, such failure to agree shall be deemed to be a dispute within the meaning of the "DISPUTES" clause of this contract and the Contracting Officer shall promptly issue a decision thereunder.

                                      151
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                                                                N00024-95-C-2106


(g) Termination. If this contract is terminated prior to establishment of the total final price, prices of supplies or services subject to price revision under this clause shall be established pursuant to this clause for (i) completed supplies accepted by the Government and services performed and accepted by the Government, and (ii) in the event of a partial termination, supplies and services which are not terminated. The termination shall be otherwise accomplished pursuant to other applicable clauses of this contract.

(h) Equitable Adjustment Under Other Clauses. If an equitable adjustment in the contract price is made under any other clause of this contract before the total final price is established, the adjustment shall be made in the total target cost and may be made in the ceiling price, the total target profit or both. If such an adjustment is made after the total final price is established, adjustment shall be made only in the total final price.

(i) Exclusion From Target Price and Total Final Price. Whenever any clause of this contract provides that the contract price does not or will not include an amount for a specific purpose, such provision shall mean that neither any target price nor the total final price includes or will include any amount for such purpose.

(j) Separate Reimbursement. The cost of performance of an obligation that any clause of this contract expressly provides is at Government expense shall not be included in any target price or in the total final price, but shall be reimbursed separately.

(k) Taxes. As used in the "FEDERAL, STATE, AND LOCAL TAXES" clause of this contract or any other clause of this contract that provides for certain taxes or duties to be included in, or excluded from, the contract price, the term "contract price" includes the total target price, or if it has been established, the total final price. When a provision in such clause requires that the contract price be increased or decreased as a result of changes in the obligation of the Contractor to pay or bear the burden of certain taxes or duties, such increase or decrease shall be made in the total target price and, in the same amount, the ceiling price or, if it has been established, in the total final price, so as not to affect the Contractor's profit or loss on this contract.

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                                                                N00024-95-C-2106


FAR 52.225-17  BUY AMERICAN ACT--SUPPLIES UNDER EUROPEAN
COMMUNITY AGREEMENT (JAN 1994)

(This clause applies if this contract exceeds $182,000.)

(a)  Definitions. As used in this clause--

     "Components" means those articles, materials, and supplies incorporated directly into the end products.

     "Domestic end product" means (1) an unmanufactured end product mined or produced in the United States, if the cost of its components mined, produced, or manufactured in the United States exceeds 50 percent of the cost of all its components. Components of foreign origin of the same class or kind as the products referred to in subparagraphs (c)(2) or (3) of this clause shall be treated as domestic. Scrap generated, collected, and prepared for processing in the United States is considered domestic.

     "End products" means those articles, materials, and supplies to be acquired for public use under this contract.

     "European Community (EC) country" means Belgium, Denmark, Federal Republic of Germany, France, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Spain, and the United Kingdom.

     "EC end product" means an article that (a) is wholly the growth, product, or manufacture of an EC country, (b) in the case of an article which consists in whole or in part of materials from another country or instrumentality has been substantially transformed into a new and different article of commerce with a name, character, or use distinct from that of the article or articles from it was so transformed. The term includes services (except transportation services) incidental to its supply; provided that the value of those incidental services does not exceed that of the product itself. It does not include service contracts as such.

(b) The Buy American Act (41 U.S.C. 10) provides that the Government give preference to domestic end products. In addition, the Memorandum of Understanding between the United States and the European Community on Government Procurement provides that offers of EC end products will be evaluated without regard to the Buy American Act.

                                                                N00024-95-C-2106


(c) The Contractor shall deliver only domestic end products or EC end products, except those--

     (1)  For use outside the United States;

     (2) That the government determines are not mined, produced, or manufactured in the United States in sufficient, and reasonably available commercial quantities of a satisfactory quality;

     (3) For which the agency determines that domestic preference would be inconsistent with the public interest; or

     (4) For which the agency determines the cost to be unreasonable (see section 25.105 of the Federal Acquisition Regulation).

(d) If this contract contains the clause at 52.225-21, Buy American Act--North American Free Trade Agreement (NAFTA) Implementation Act--Balance of Payments Program, the Contractor may deliver NAFTA country end products, notwithstanding the prohibition in paragraph (c).

FAR 52.246-2  INSPECTION OF SUPPLIES--FIXED PRICE (FT) (JUL 1985)
-- ALTERNATE I  (JUL 1985)  (DEVIATION 89-915 - 29 JUN 1989)
(Applicable to CLIN 0001 through CLIN 0006)

(a) All "supplies" (which term when used throughout this clause includes without limitation raw materials, components, intermediate assemblies, and end products) shall be subject to inspection and test by the Government, to the extent practicable at all times and places including the period of manufacture or construction, and in any event prior to final acceptance of the vessel(s).

(b) Supplies rejected prior to Preliminary Acceptance as not conforming to this contract, and any Contractor responsible defects discovered during the guaranty period shall, at the election of the Department be replaced or corrected either by the Department or by the Contractor. The Department will, whenever practicable, afford the Contractor an opportunity to examine the defective supplies before they are replaced or corrected. Supplies or lots of supplies which have been rejected or required to be corrected shall be removed, if permitted or required by the Contracting Officer, or corrected in place by and at the expense of the Contractor promptly after notice, and shall not thereafter be tendered for acceptance unless the former rejection or requirement of correction is disclosed. Prior to the establishment of the total final price, the cost of replacement or correction shall be considered as a cost incurred, or to be

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                                                                N00024-95-C-2106


incurred, for the purpose of negotiating the total final negotiated cost under the "INCENTIVE PRICE REVISION--FIRM TARGET (FI) (APR 1984) (DEVIATION - 16 NOV
1992) (NAVSEA 5252.216-9127)" (FAR 52.216-16), if applicable, clause of this contract. After the establishment of the total final price, all replacements or corrections made by the Contractor shall be accomplished at no increase in the total final price. If the Contractor fails either promptly to remove such supplies or lots of supplies which are required to be removed, or promptly to replace or correct such supplies or lots of supplies, the Government either

     (i) may by contract or otherwise replace or correct such supplies, and equitably reduce any target price, or, if it is established, the total final price of this contract; or (ii) may terminate this contract for default as provided in the clause of this contract entitled "DEFAULT (FIXED-PRICE SUPPLY AND SERVICE)" (FAR 52.249-8). Unless the Contractor corrects or replaces such supplies within the required delivery schedule, the Contracting Officer may require the delivery of such supplies, and equitably reduce any target price or, if it is established, the total final price of this contract. Failure to agree to such equitable reduction shall be a dispute within the meaning of the clause of this contract entitled "DISPUTES" (FAR 52.233-1).

(c) The cost of any replacement or correction for which the Contractor is responsible shall be borne by the Contractor, except that the liability of the Contractor for the correction of defects discovered during the guaranty period (other than defects resulting from fraud or such gross mistakes as amount to fraud) shall be limited as set forth in the requirement entitled "LIMITATION OF CONTRACTOR'S LIABILITY FOR CORRECTION OF DEFECTS". An increase in the contract price on account of any replacement or correction for which the Contractor is not responsible shall be determined pursuant to the requirement of this contract entitled "CHANGES".

(d) If any inspection or test is made by the Government on the premises of the Contractor or a subcontractor, the Contractor, without additional charge, shall provide all reasonable facilities and assistance for the safety and convenience of the Government inspectors in the performance of their duties. If Government inspection or test is made at a point other than the premises of the Contractor or a subcontractor, it shall be at the expense of the Government except as otherwise provided in the contract; provided, that in case of rejection the Government shall not be liable for any reduction in value of samples used in connection with such inspection or test. All inspections and

                                                                N00024-95-C-2106

tests by the Government shall be performed in such a manner as not to unduly delay the work. The Government reserves the right to charge to the Contractor any additional cost of Government inspection and test when supplies are not ready at the time such inspection and test is required by the Contractor or when reinspection or retest is necessitated by prior rejection. Failure to inspect and accept or reject supplies shall neither relieve the Contractor from responsibility for such supplies as are not in accordance with the contract requirements nor impose liability on the Government therefor.

(e) The inspection and test by the Government of any supplies or lots thereof does not relieve the Contractor from any responsibility regarding defects or other failures to meet the contract requirements which may be discovered prior to final acceptance. Final acceptance shall be conclusive except for fraud or gross mistakes amounting to fraud.

(f) The Contractor shall provide and maintain an inspection system acceptable to the Government prior to start of construction and which shall be in effect at the start of each phase of the construction of each vessel. Records of all inspection work by the Contractor shall be kept complete and available to the Government during the performance of this contract and for such longer period as may be specified elsewhere in this contract.

(g) The Commander, Naval Sea Systems Command shall determine the responsibility of the Contractor under this clause.

FAR 52.246-18 WARRANTY OF SUPPLIES OF A COMPLEX NATURE (APR 1984) (NAVSEA VARIATION) (MAY 1993)

(Applicable to CLIN 0007)

(a) Definitions. As used in this clause:

     (1) Design and manufacturing requirements" include drawings, specifications, statements of work, structural and engineering plans, and manufacturing particulars, including precise measurements, tolerances, processes, materials, and finished product tests;

     (2) "Essential performance requirements" means the operating capabilities and maintenance and reliability characteristics specified in the specification and/or statement of work; "essential performance requirements" does not include performance characteristics that are described as goals or objectives;

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                                                                N00024-95-C-2106

     (3) "Alternate source contractor" means a contractor which did not develop the portion of the design requiring redesign;

     (4) A unit shall be considered to have been "manufactured" when it has been accepted by the Government (either finally or conditionally); and

     (5) "At no additional cost to the United States" means at no increase in target price or ceiling price.

(b) Notwithstanding inspection and/or acceptance by the Government of the supplies furnished under this contract, any term or condition of this contract concerning the conclusiveness thereof, or any other term or condition of this contract, the Contractor warrants:

     (1) That line item(s) 0007 will conform to the design and manufacturing requirements of the contract;

     (2) That line item(s) 0007 at the time of acceptance by the Government, will be free from all defects in materials and workmanship; and

     (3) That line item(s) 0007 will conform to the essential performance requirements of the contract; provided, however, that with respect to Government-furnished property, the Contractor's above-stated warranties shall extend only to its proper installation, unless the Contractor performs some modification or other work on such property, in which case the Contractor's warranties shall extend to such modification or other work.

(c) The Contractor shall not be responsible under these warranties for any failure of line item(s) to meet the conditions specified in (b)(1), (b)(2) or
(b)(3), above, which is discovered more than Two Years from the date of acceptance. In determining whether the failure was discovered prior to the expiration of the specified period, conditional acceptance shall not be considered to be acceptance. Rather, conditionally accepted supplies shall be considered to have been accepted as of the date the Contractor is notified by the Contracting Officer, in writing, that the condition has been satisfied or waived.

(d) Notwithstanding any other term or condition contained in this contract, in the event of a failure to comply with any of the warranties provided herein, the Contractor shall, at the election of the Government:

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                                                                N00024-95-C-2106

     (1) Promptly take such action as may be necessary (e.g., repair, replace and/or redesign) to correct or, if so directed by the Government, partially correct the defect responsible for the failure at no additional cost to the United States. However, for alternate source contractors, redesign shall not be a remedy available to the Government if the alternate source contractor has not manufactured, at the time of agreement on the price of line item(s), the first ten percent of the eventual total production quantity anticipated to be acquired from that alternate source contractor;

     (2) Pay costs reasonably incurred by the United States in takinq such corrective action; or

     (3) Provide an equitable adjustment in target price and ceiling price in lieu of full correction of the failure.

(e) In seeking the remedies specified in (d)(1), (d)(2) or (d)(3) above, the Government may elect to exercise any one or combination of the specified remedies.

(f) Any supplies or parts thereof corrected or furnished in replacement shall be subject to the conditions of this clause to the same extent as supplies initially delivered. This warranty shall be equal in duration to that set forth in paragraph (c) of this clause and shall run from the date of final acceptance of the corrected or replaced supplies.

(g) The Contractor shall prepare and furnish to the Government data and reports applicable to any correction required under this clause (including the revision and updating of all affected data called for under this contract) at no additional cost to the United States. If the Contractor fails to prepare and furnish such data and/or reports or should the Government elect not to secure such data from the Contractor or another source, the Contractor shall pay costs reasonably incurred by the Government in acquiring such data and/or reports, or the Government shall be entitled to an equitable adjustment in target price and ceiling price.

(h) When items covered by these warranties are returned to the Contractor pursuant to this clause, the Contractor shall pay the transportation costs and bear the risk of loss or damage from the place of delivery specified in the contract (irrespective of the f.o.b. point or point of acceptance) to the Contractor's plant and return to said place of delivery.

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                                                                N00024-95-C-2106

(i) The Contractor shall be notified in writing of any breach of the warranties set forth in paragraph (a) above within 60 days after discovery of the breach. The failure of the Contracting Officer to provide timely notice of the breach, however, shall not diminish the rights the Government would otherwise have under this clause or any other term or condition of this contract.

(j) Notwithstanding any disagreement regarding the existence of a warranty breach, the Contractor shall promptly comply with any partial corrective action. In the event it is later determined that there was no warranty breach, the target price and ceiling price shall be equitably adjusted.

(k) The warranty provisions herein of this clause do not cover combat damage, liability for loss, damage, or injury to third parties, or consequential damages.

(l) The rights and remedies of the Government provided in this clause are in addition to and do not limit any rights the Government may have under any other requirement of the contract. Disputes arising under this clause will be resolved in accordance with the clause entitled "DISPUTES" (FAR 52.233-1).

(m) The failure of the Government to assert its right under this clause with respect to any particular breach or breaches of a warranty provided herein shall not waive or otherwise diminish the Government's rights with respect to any subsequent breach of a warranty.

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FAR 52.249-8 DEFAULT (FIXED-PRICE SUPPLY AND SERVICE) (FT)
(APR 1984) (DEVIATION 89-915 - 29 JUN 1989)

Modify the clause as follows:

(a)  Wherever the word 'supplies' is used, it shall include 'vessels'.

(b)  At the end of paragraph (b), add the following:

     'In addition to its other remedies, the Government may, with respect to work terminated as permitted in this clause, proceed with the completion of the vessels and supplies at such plant or plants, including that of the Contractor, as may be designated by the Contracting Officer. If the vessels are to be completed at the Contractor's plant, the Government may use all tools, machinery, facilities and equipment of the Contractor determined by the Contracting Officer to be necessary for that purpose. If the cost to the Government of the vessels and supplies therefor so procured or completed (after adjusting such cost to exclude the effect of changes in the plans and specifications made subsequent to the date of termination) exceeds the price fixed for such vessels and supplies under this contract (after adjusting such price on account of changes in the plans and specifications made prior to the date of termination) the Contractor, or its surety, if any, shall be liable for such excess.'

(c) In the first sentence of paragraph (c), after the word 'costs', insert the phrase 'or other damages'.

(d) In the first sentence of paragraph (e), after the word 'title', insert the phrase '(insofar as not previously transferred)'."

FAR 52.252-2 CLAUSES INCORPORATED BY REFERENCE (JUN 1988)


     This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

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FAR 52.252-6 AUTHORIZED DEVIATIONS IN CLAUSES (APR 1984)

(a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the date of the clause.

(b) The use in this solicitation or contract of any Defense FAR Supplement (48 CFR Chapter 2) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the name of the regulation.

DFARS 252.225-7008 SUPPLIES TO BE ACQUIRED DUTY-FREE ENTRY (DEC 1991)

In accordance with paragraph (a) of the Duty-Free Entry clause and/or paragraph
(b) of the Duty-Free Entry--Qualifying Country End Products and supplies clause of this contract, the following supplies are accorded duty-free entry:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DFARS 252.242-7001 CERTIFICATION OF INDIRECT COSTS (DEC 1991)

(a)  The Contractor shall--

     (1) Certify any proposal to establish or modify billing rates or to establish final indirect cost rates;

     (2) Use the format set forth in paragraph (c) of this clause to certify;
and

     (3) Have the certificate signed by an individual of the Contractor's organization at a level no lower than a vice president or chief financial officer of the business segment of the Contractor that submits the proposal.

(b) Failure by the Contractor to submit a signed certificate, as described in this clause, shall result in payment of indirect cost at rates unilaterally established by the Government.

(c)  The certificate of indirect costs shall read as follows:


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                         CERTIFICATE OF INDIRECT COSTS

     This is to certify that to the best of my knowledge and belief:

     1. I have reviewed this indirect cost proposal;

     2. All costs included in this proposal (identify date) to establish billing or final indirect cost rates for (identify period covered by rate) are allowable in accordance with the requirements of contracts to which they apply and with the cost principles of the Department of Defense applicable to those contracts;

     3. This proposal does not include any costs which are unallowable under applicable cost principles of the Department of Defense, such as (without limitation): advertising and public relations costs, contributions and donations, entertainment costs, fines and penalties, lobbying costs, defense of fraud proceedings, and goodwill; and

     4. All costs included in this proposal are properly allocable to Defense contracts on the basis of a beneficial or causal relationship between the expenses incurred and the contracts to which they are allocated in accordance with applicable acquisition regulations.

     I declare under penalty or perjury that the foregoing is true and correct.

Firm:
                                       -----------------------------------------
Signature:
                                       -----------------------------------------
Name of Corporate Official:
                                       -----------------------------------------
Title:
                                       -----------------------------------------
Date of Execution:
                                       -----------------------------------------

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DFARS 252.247-7023   TRANSPORTATION OF SUPPLIES BY SEA (DEC 1991)

(a) Definitions. As used in this clause--

     (1) "Components" means articles, materials, and supplies incorporated directly into end products at any level of manufacture, fabrication or assembly by the Contractor or any subcontractor.

     (2) "Department of Defense" (DoD) means the Army, Navy, Air
Force, Marine Corps, and defense agencies.

     (3) "Foreign flag vessel" means any vessel that is not a U.S.- flag vessel.

     (4) "Ocean transportation" means any transportation aboard a ship, vessel, boat barge, or ferry through international waters.

     (5) "Subcontractor" means a supplier, materialman, distributor, or vendor at any level below the prime contractor whose contractual obligation to perform results from, or is conditioned upon, award of the price contract and who is performing any part of the work or other requirement of the prime contract.

     (6) "Supplies" means all property, except land and interests in land, that is clearly identifiable for eventual use by or owned by the DoD at the time of transportation by sea.

          (i) An item is clearly identifiable or eventual use by the DoD if, for example, the contract documentation contains a reference to a DoD contract number or a military destination.

          (ii) "Supplies" include (but is not limited to) public works, buildings and facilities; ships; floating equipment and vessels of every character, type, and description, with parts, subassemblies, accessories, and equipment; machine tools, material; equipment; stores of all kinds; end items; construction materials; and the components of the foregoing.

     (7) "U.S.-flag vessel" means a vessel of the United States or belonging to the United States, including any vessel registered or having national status under the laws of the United States.

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(b) The Contractor shall employ U.S.-flag vessels in the transportation by sea of any supplies to be furnished in the performance of this contract. The Contractor and its subcontractors may request that the Contracting Officer authorize shipment in foreign-flag vessels, or designate available U.S.-flag vessels, if the Contractor or a subcontractor believes that--

     (1) U.S.-flag vessels are not available for timely shipment;

     (2) The freight charges are excessive or unreasonable; or

     (3) Freight charges are higher than charges to private persons for transportation of like goods.

(c) The Contractor must submit any request for use of other than U.S.-flag vessels in writing to the Contracting Officer at least 45 days prior to the sailing date necessary to meet its delivery schedule. The Contracting Officer will process requests submitted after such date(s) as expeditiously as possible, but the Contracting Officer's failure to grant approvals to meet the shipper's sailing date will not of itself constitute a compensable delay under this or any other clause of this contract. Requests shall contain a minimum--

     (1) Type, weight, and cube of cargo;

     (2) Required shipping date;

     (3) Special handling and discharge requirements;

     (4) Loading and discharge points;

     (5) Name of shipper and consignee;

     (6) Prime contract number; and

     (7) A documented description of efforts made to secure U.S.-flag vessels, including points of contact (with names and telephone numbers) with at least two
(2) U.S.-flag carriers contacted. Copies of telephone notes, telegraphic and facsimile messages or letters will be sufficient for this purpose.

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(d)  The Contractor shall, within thirty (30) days after Shipment covered by this clause, provide the Contracting Officer and the Division of National Cargo, Office of Market Development, Maritime Administration, U.S. Department of Transportation, Washington, DC 20590, one copy of the rated on board vessel operating carrier's ocean bill of lading, which shall contain the following information--

     (1)  Prime contract number;

     (2)  Name of vessel;

     (3)  Vessel flag of registry;

     (4)  Date of loading;

     (5)  Port of loading;

     (6)  Port of final discharge;

     (7)  Description of commodity;

     (8)  Gross weight in pounds and cubic feet if available;

     (9)  Total ocean freight in U.S. dollars; and

     (10) Name of the steamship company.

(e) The Contractor agrees to provide with its final invoice under this contract a representation that to the best of its knowledge and belief--

     (1)  No ocean transportation was used in the performance of this contract:

     (2) Ocean transportation was used and only U.S.-flag vessels were used for all ocean shipments under this contract;

     (3) Ocean transportation was used, and the Contractor had the written consent of the Contracting Officer for all non-U.S.-flag ocean transportation; or

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     (4)  Ocean transportation was used and some or all of the shipments were made on non-U.S.-flag vessels without the written consent of the Contracting Officer. The Contractor shall describe these shipments in the following form:

             ITEM                 CONTRACT
          DESCRIPTION            LINE ITEMS                QUANTITY

     Total

(f) If the final invoice does not include the required representation, the Government will reject and return it to the Contractor as an improper invoice for the purposes of the Prompt Payment clause of this contract. In the event there has been unauthorized use of non-U.S.-flag vessels in the performance of this contract, the Contracting Officer is entitled to equitably adjust the contract, based on the unauthorized use.

(g) The Contractor shall include this clause, including this paragraph (g), in all subcontracts under this contract, which exceed the small purchase limitation of section 13.000 of the Federal Acquisition Regulation.

FAR 8UPP 252.247-7024 NOTIFICATION OF TRANSPORTATION OF SUPPLIES BY SEA (DEC
1991)

(a) The Contractor has indicated by the response to the solicitation provision, Representation of Extent of Transportation by Sea, that it did not anticipate transporting by sea any supplies. If, however, after the award of this contract, the Contractor learns that supplies, as defined in the Transportation of Supplies by Sea clause of this contract, will be transported by sea, the Contractor--

     (1)  Shall notify the Contracting Officer of that fact; and

     (2) Hereby agrees to comply with all the terms and conditions of the Transportation of Supplies by Sea clause of this contract.

(b) The Contractor shall include this clause, including this paragraph (b), revised as necessary to reflect the relationship of the contracting parties, in all subcontracts hereunder.

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DFARS 252.249-7002 NOTIFICATION OF PROPOSED PROGRAM TERMINATION OR REDUCTION
(AUG 1993)

(a) Within two weeks after the Government notifies the Contractor that this contract may be adversely affected by a program termination or reduction, the Contractor shall provide notice of such proposed termination or reduction to--

     (1) Each representative of the Contractor's employees whose work is directly related to the contract; or

     (2)  If there is no such representative at that time, each such employee;

     (3) The State dislocated worker unit or office described in Section 311(b)(2) of the Job Training Partnership Act (29 U.S.C. 1661(b)(2)) and the chief elected official of the unit or general local government within which the adverse effect may occur; and

     (4)  Each affected subcontractor.

(b) If the proposed program termination or reduction is likely to result in plant closure or mass layoff, the notice provided an employee under paragraph
(a) of this clause shall have the same effect as a notice of termination to the employee for the purposes of determining whether such employee is eligible for training, adjustment assistance, and employment services under section 325 or 325A of the Job Training Partnership Act. If the Contractor has specified that the proposed program termination or reduction is not likely to result in plant closure or mass layoff, the employee shall only be eligible to receive services under section 314(b) and paragraphs (1) through (14), (16), and (18) of section 314(c) of the Job Training Partnership Act.

(c) If the Government subsequently withdraws a notice issued in accordance with paragraph (a) of this clause, the Contractor within two weeks after receipt of the withdrawal notice shall provide notice of the withdrawal to--

     (1) The representatives, employees, offices, officials, and subcontractors specified in paragraph (a) of this clause; and

     (2) Each grantee under section 325 or 325(A) of the Job Training Partnership Act, as the case may be, providing training, adjustment assistance, and employment services to each employee described in this paragraph.

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(d)  An employee who receives notice of withdrawal shall not be eligible for training, adjustment assistance, and employment services under section 325 of the Job Training Partnership Act, or section 325A of such Act, as the case may be, beginning on the date the employee receives such notice.

(e) The Contractor shall insert the substance of this clause in all subcontracts of $500,000 or more.

NAPS 5252.243-9001 REQUIREMENTS FOR ADEQUATE SUPPORTING DATA AND CERTIFICATION OF ANY CLAIM, REQUEST FOR EQUITABLE ADJUSTMENT, OR DEMAND FOR PAYMENT (NOV 1991)

(a) This contract is subject to 10 U.S.C. 2405; therefore, no price adjustment will be made under this contract for an amount set forth in a claim, request for equitable adjustment, or demand for payment (or incurred due to the preparation, submission, or adjudication of any such claim, request, or demand) arising out of events occurring more than six (6) years before the submission of the claim, request, or demand.

(b) A claim, request for equitable adjustment, or demand for payment is considered to be submitted on the date the contractor's submission is received by the contracting officer accompanied by adequate supporting data for the claim, request or demand, and the certification required by Section 6(c)(1) of the Contract Disputes Act, if the claim, request or demand is over $50,000.

(c) Adequate supporting data includes data which is adequate to apprise the contracting officer of the underlying facts and the theory upon which the contractor relies in support of its entitlement--to a price adjustment. Adequate supporting data is that data which fulfills these purposes in accordance with the requirements of the Contract Disputes Act. A submission containing the following information will be deemed to have been submitted with adequate supporting data:

     (1) A narrative statement of the nature of the event(s), the time when the event(s) occurred (including the factual basis supporting the contractor's designation of the time the event(s) occurred), and the causal relationship between the event(s) and the impact on the cost of performance of the contract, including a description of how the event(s) affected scheduled performance;

     (2) A description of the relevant effort the contractor was required to perform in the absence of the event(s);

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     (3)  A description of the relevant effort the contractor was actually required or will be required to perform;

     (4)  A description of components, equipment, and other property involved;

     (5) A cost breakdown of the additional effort by element in accordance with the contractor's normal procedures for pricing of changes;

     (6) A description of all property which will no longer be needed by the contractor;

     (7)  A description of any delay caused by the event(s);

     (8)  A description of any disruption caused by the event(s).

(d) Certification of the claim, request for equitable adjustment, or demand for payment is required if the requested price adjustment is over $50,000. The certification requirements are those set forth in the CDA and implementing regulations.

(e) For the purpose of this clause, the following terms have the meanings set forth below.

     (1) "Claim" means a written demand or written assertion by the contractor seeking, as a matter of right, a price adjustment under the contract. The theory upon which the contractor seeks the price adjustment does not determine whether a particular matter is a claim. The term includes a submission asserting any theory supporting a price adjustment, including but not limited to constructive change, breach of contract or mistake, which, if valid, would result in contractor entitlement to a price adjustment. A voucher, invoice or other routine request for payment that is not in dispute when submitted is not a claim. A claim does not include a request for equitable adjustment or demand for payment as defined below.

     (2) "Demand for payment" means a written demand for payment, the granting of which results in a price adjustment under the contract. A demand for payment does not include a routine request for payment in accordance with the payment terms of the contract.

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     (3) "Events" means the Government action(s), Government inaction(s),
Government conduct, or occurrence(s) which give rise to the contractor's claim, request for equitable adjustment, or demand for payment. The term events does not require the incurrence of costs and/or performance of additional work resulting from the action(s), inaction(s), conduct or occurrence(s) except where a contractor's commencement of the correction of defective GFI/GFP constitutes the final occurrence. For the purpose of this subpart, the date of the final Government action, Government inaction, Government conduct or occurrence is the date on which the six year period commences.

     (4) "Know or should have known" includes the totality of the combined actual and constructive knowledge of all agents or employees (including a subcontractor, its agents and employees, where and to the extent a subcontractor is involved).

     (5) "Price adjustment" means an increase in the fixed price, target price, ceiling price, or final price of a fixed price type contract, or an increase in the fee structure of a cost reimbursement type contract, or monetary damages or other payment resulting from a contractor claim, request for equitable adjustment, or demand for payment. An adjustment to the sharing ratio or to any other pricing formula, procedure or provision, which has the effect of increasing the fixed price, target price, ceiling price, final price, or fee of the contract, is a price adjustment. A schedule adjustment, whether requested as part of a submission seeking a price adjustment or as the sole relief, or an adjustment for any matter which, pursuant to the terms of the contract is separate from or not included in the fixed price contract or the fee structure of a cost reimbursement contract, is not a price adjustment. The bilateral definitization of a maximum-price modification within the maximum price is not a price adjustment. A routine invoice or other request for payment or reimbursement in accordance with the terms of the contract, even if in dispute, which, if paid, would not result in an increase in the price of the contract is not a price adjustment. For the purpose of this subpart, relief granted pursuant to a request for extraordinary contractual relief under Public Law 85-804 does not constitute a price adjustment.

     (6) "Request for equitable adjustment" means a written request for a price adjustment under the contract.

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FAR 52.223-3  HAZARDOUS MATERIAL IDENTIFICATION AND MATERIAL
SAFETY DATA (NOV 1991)

(a) "Hazardous material", as used in this clause, includes any material defined as hazardous under the latest version of Federal Standard No. 313 (including revisions adopted during the term of the contract).

(b) The offeror must list any hazardous material, as defined in paragraph (a) of this clause, to be delivered under this contract. The hazardous material shall be properly identified and include any applicable identification number, such as National Stock Number or Special Item Number. This information shall also be included on the Material Safety Data Sheet submitted under this contract.

               Material                             Identification No.
      (If none, insert "None")

      ------------------------                     ---------------------

      ------------------------                     ---------------------

      ------------------------                     ---------------------

(c) The apparently successful offeror, by acceptance of the contract, certifies that the list in paragraph (b) of this clause is complete. This list must be updated during performance of the contract whenever the Contractor determines that any other material to be delivered under this contract is hazardous.

(d) The apparently successful offeror agrees to submit, for each item as required prior to award, a Material Safety Data Sheet, meeting the requirements of 29 CFR 1910.1200(g) and the latest version of Federal Standard No. 313, whether or not the apparently successful offeror is the actual manufacturer of these items. Failure to submit the Material Safety Data Sheet prior to award may result in the apparently successful offeror being considered nonresponsible and ineligible for award.

(e) If, after award, there is a change in the composition of the items(s) or a revision to Federal Standard No. 313, which renders incomplete or inaccurate the data submitted under paragraph (d) of this clause or the certification submitted under paragraph (c) of this clause, the Contractor shall promptly notify the Contracting Officer and resubmit the data.

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(f) Neither the requirements of this clause nor any act or failure to act by the
Government shall relieve the Contractor of any responsibility or liability for the safety of Government, Contractor, or subcontractor personnel or property.

(g) Nothing contained in this clause shall relieve the Contractor from complying with applicable Federal, State, and local laws, codes, ordinances, and regulations (including the obtaining of licenses and permits) in connection with hazardous material.

(h) The Government's rights in data furnished under this contract with respect to hazardous material are as follows:

     (1) To use, duplicate and disclose any data to which this clause is applicable. The purposes of this right are to--
          (i) Apprise personnel of the hazards to which they may be exposed in using, handling, packaging, transporting, or disposing of hazardous materials;
          (ii) Obtain medical treatment for those affected by the material; and
          (iii) Have others use, duplicate, and disclose the data for the Government for these purposes.
     (2) To use, duplicate, and disclose data furnished under this clause, in accordance with subparagraph (h)(1) of this clause, in precedence over any other clause of this contract providing for rights in data.
     (3) The Government is not precluded from using similar or identical data acquired from other sources.

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SECTION I-3 ALTERATIONS IN CONTRACT (APR 1984)(FAR 52.252-4)

Portions of this contract are altered as follows:

A. FAR (48 CFR Chapter I) CLAUSES are altered as follows:

1. Clause 52.248-1 entitled "VALUE ENGINEERING": is modified by adding the following paragraph:

"(n) This clause does not apply to any work under this contract in connection with the nuclear propulsion plant, its associated components and systems which are under the technical cognizance of NAVSEA Code 08."

2. Clause 52.250-1, entitled "INDEMNIFICATION UNDER PUBLIC LAW 85-804 (APR
1984)", add the following paragraph:

"(i) For the purposes of this clause, risks nuclear in nature are defined as those risks attributable to the radioactive, toxic explosive, or other hazardous properties of 'special nuclear material', 'by-product material', or 'source material', as such materials are defined in the Atomic Energy Act of 1954, as amended."

3. "For purposes of this contract, 'taxes' as covered by the clause entitled 'FEDERAL, STATE, AND LOCAL TAXES (NON-COMPETITIVE CONTRACTS)(JAN 1991)' shall be deemed to include any Federally mandated Value Added, Ad Valorem, or similar tax implemented during the period of performance of this contract. Therefore, the Contractor shall be entitled to an equitable adjustment in accordance with the provisions of this clause for any such implementation of a Federally mandated Value Added, Ad Valorem, or similar tax during the period of performance of this Contract which results in an increase or decrease in the Contractor's cost of performing the work under this contract."

4. Clause 52.243-1, entitled "CHANGES -- FIXED PRICE (AUG 1987)", insert "45 days" wherever "30 days" appears.

5. Clause 252.227-7030 entitled "TECHNICAL DATA - WITHHOLDING OF PAYMENT (OCT
1988), in paragraphs (a) and (b), the maximum withholding is established as "$500,000.00."

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SECTION J-LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS

This contract consists of the following parts and the attachments described in Paragraph J-1 hereof:

       I.  The Schedule
      II.  Contract Clauses
     III.  List of Documents, Exhibits and Other Attachments

J-1 The Attachments forming a part of this contract are as follows:

     Contract Data Requirements List, DD Form 1423, Exhibit "A" 173 pages, Exhibit "B" 18 pages, and Exhibit "C" 6 pages.

     Attachment A, Financial Accounting Data Sheet - 1 page.

     Attachment B, Subcontracting Plan For Small Business and Small Disadvantaged Business Concerns - 8 pages.

     Attachment C, CVN 76 Specification, NAVSEA S9CVN-CK-SBS-010/(U) CVN 76 dated 1 July 1994 forwarded to NNS under NAVSEA letter (Ser. 02215/1339) dated 27 July 1994; Change Package 1 forwarded to NNS under NAVSEA letter (Ser. 02215/1407) dated 7 November 1994; Change Package 2 forwarded to NNS under NAVSEA letter (Ser. 02215/1409) dtd 10 November 1994; and Change Package 3 forwarded to NNS under NAVSEA letter (Ser. 02215/1474) dtd 18 November 1994.

     Attachment D, Weighting Factors - 1 page.

     Attachment E, Contract Security Classification DD Form 254 - (DD 254 Attachments provided under separate cover) - 2 pages.

     Schedule A, Revision 0, 11-18-94 List of Government Furnished Equipment for CVN 76 - 67 pages.

     Schedule B, Not Applicable.

     Schedule C, Not Applicable.

     Schedule D, Compartment Turnover Agreement for CVN 76 - 9 pages.

     Schedule E, Ships Force Work Agreement, for CVN 76 - 4 pages.

     Schedule F, List of Facility Requirements for the Crew, for CVN 76 - 1 page.

     CVN 76 Schedule X, Design Budget - 18 pages.

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